As filed with the Securities and Exchange Commission on July 8, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2015

Date of reporting period:  April 30, 2015

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

2

I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	3.64%	12.82%	12.80%	4.96%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)(2)	3.77%	13.08%	13.16%	5.20%
Russell 2000® Index	4.65%	9.71%	12.73%	9.18%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 1.15% (Investor Class); 0.95% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Cornerstone Growth Fund returned 3.64%, underperforming the Russell 2000® Index, the S&P 500 Index and the Morningstar Small Blend Category Average, which returned 4.65%, 4.40% and 3.71% for the same period, respectively.

We are pleased with the overall performance of the Fund during the six-month period ended April 30, 2015, despite its mild underperformance versus its benchmarks.  During the period, good returns from individual stocks were offset by the portfolio’s overweight position in the Energy sector, which continued to see pressure due to lower oil prices, and its underweight position in Technology and Healthcare, two sectors that performed well. The Fund’s best performing investments were airline stocks, which benefitted from full airplanes and low fuel prices. During the most recent rebalance of the Fund, the Fund’s exposure to the Airlines industry was reduced from roughly 12% to 4%.

Additional Portfolio Manager commentary and related investment outlook:

Over the six-month period ended April 30, 2015, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices have been due, in large part, to uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

HENNESSYFUNDS.COM

4

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

Looking forward over the next couple of quarters, we believe we will start to see more robust consumer spending, which has been very weak over the last few quarters.  By and large, the consumer has been content to save the increase in discretionary income that has resulted from the drop in oil prices (and subsequently gasoline prices).  Perhaps it could be prudence after the last financial crisis, or possibly it could be that the average consumer thinks oil prices will not stay low for long. Whatever the motive, the lull in spending leads us to believe that there is some pent-up demand for goods, which we expect will have to be satisfied eventually.

We anticipate that the U.S. economy should continue to expand nicely over the next 12 to 18 months, despite recent weak numbers in first quarter GDP growth. On the corporate side, while excess cash has largely been directed toward acquisitions, increasing dividends, or stock buybacks in recent years, we expect that corporations will likely begin to shift their spending towards capital expenditures, which may help drive future corporate growth and also has the potential to reward shareholders over the longer term.

We are confident that there are good investment opportunities in the small-cap and mid-cap space, especially in some of the more cyclical sectors. We believe that cyclical companies, which are those companies most sensitive to economic growth, should do well as the economy continues to improve. The Fund is currently overweight cyclical stocks versus its benchmarks, and it will remain so until the portfolio is rebalanced (generally in the winter) and perhaps beyond.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Index is an index commonly used to measure the performance of U.S. small-capitalization stocks. The S&P 500 and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Skechers USA, Inc.	2.66%
TravelCenters of America, LLC	2.51%
JetBlue Airways Corp.	2.40%
U.S. Concrete, Inc.	2.40%
AmTrust Financial Services, Inc.	2.25%
American Woodmark Corp.	2.24%
Asbury Automotive Group, Inc.	2.21%
Aetna, Inc.	2.20%
Atlas Air Worldwide Holdings, Inc.	2.17%
Patrick Industries, Inc.	2.15%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

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COMMON STOCKS – 100.17%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 26.30%
1-800-Flowers.com, Inc. (a)	481,000	$5,084,170	1.82%
Asbury Automotive Group, Inc. (a)	73,600	6,184,608	2.21%
CarMax, Inc. (a)	84,300	5,741,673	2.05%
Core-Mark Holding Co., Inc.	81,944	4,319,268	1.54%
Cracker Barrel Old Country Store, Inc.	38,400	5,087,232	1.82%
G-III Apparel Group, Ltd. (a)	53,800	5,981,484	2.14%
Lear Corp.	52,000	5,773,560	2.06%
Lowes Companies, Inc.	77,100	5,309,106	1.90%
Murphy USA, Inc. (a)	80,800	5,278,664	1.88%
Skechers USA, Inc. (a)	83,000	7,463,360	2.66%
Staples, Inc.	344,900	5,628,768	2.01%
TravelCenters of America, LLC (a)	409,900	7,042,082	2.51%
Zumiez, Inc. (a)	150,200	4,762,842	1.70%
		73,656,817	26.30%

Consumer Staples – 5.92%
CVS Health Corp.	55,500	5,510,595	1.97%
Ingles Markets, Inc.	133,600	5,592,496	2.00%
Kroger Co.	79,300	5,464,563	1.95%
		16,567,654	5.92%

Energy – 1.93%
Tesoro Corp.	63,100	5,415,873	1.93%

Financials – 6.19%
AmTrust Financial Services, Inc.	106,100	6,309,767	2.25%
Erie Indemnity Co.	62,640	5,183,460	1.85%
Jones Lang Lasalle, Inc.	35,200	5,845,312	2.09%
		17,338,539	6.19%

Health Care – 12.24%
Aetna, Inc.	57,700	6,166,399	2.20%
Amedisys, Inc. (a)	193,800	5,389,578	1.92%
CIGNA Corp.	47,400	5,907,936	2.11%
HCA Holdings, Inc. (a)	80,800	5,980,008	2.14%
Health Net, Inc. (a)	99,500	5,238,675	1.87%
UnitedHealth Group, Inc.	50,300	5,603,420	2.00%
		34,286,016	12.24%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 27.57%
American Woodmark Corp. (a)	123,900	$6,281,730	2.24%
Atlas Air Worldwide Holdings, Inc. (a)	124,700	6,077,878	2.17%
Covenant Transportation Group, Inc. (a)	180,300	5,493,741	1.96%
HNI Corp.	112,400	5,242,336	1.87%
Huntington Ingalls Industries, Inc.	40,400	5,316,236	1.90%
JetBlue Airways Corp. (a)	327,400	6,721,522	2.40%
Lydall, Inc. (a)	178,300	4,785,572	1.71%
Multi-Color Corp.	83,100	5,217,018	1.86%
Northrop Grumman Corp.	34,000	5,237,360	1.87%
Patrick Industries, Inc. (a)	100,000	6,006,000	2.15%
Republic Airways Holdings, Inc. (a)	398,600	4,878,864	1.74%
Spirit AeroSystems Holdings, Inc., Class A (a)	115,500	5,877,795	2.10%
United Continental Holdings, Inc. (a)	83,500	4,988,290	1.78%
West Corp.	164,200	5,081,990	1.82%
		77,206,332	27.57%

Information Technology – 9.39%
CDW Corp.	150,900	5,782,488	2.06%
Eplus, Inc. (a)	70,400	5,840,384	2.09%
Science Applications International Corp.	105,700	5,295,570	1.89%
Super Micro Computer, Inc. (a)	142,900	4,111,233	1.47%
Tower Semiconductor Ltd. (a)(b)	361,400	5,272,826	1.88%
		26,302,501	9.39%

Materials – 8.53%
Ball Corp.	79,500	5,836,095	2.08%
Mercer International, Inc. (a)	407,000	5,820,100	2.08%
Sealed Air Corp.	120,700	5,503,920	1.97%
U.S. Concrete, Inc. (a)	185,300	6,726,390	2.40%
		23,886,505	8.53%

Utilities – 2.10%
WGL Holdings, Inc.	107,000	5,886,070	2.10%

Total Common Stocks
(Cost $271,340,972)		280,546,307	100.17%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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RIGHTS – 0.00%	Number		% of
	of Shares	Value	Net Assets

Forest Laboratories, Inc. (a)(c)	5,500	$5,225	0.00%

Total Rights
(Cost $0)		5,225	0.00%

SHORT-TERM INVESTMENTS – 0.00%
Money Market Funds – 0.00%
Fidelity Government Portfolio –
Institutional Class, 0.01% (d)	458	458	0.00%

Total Short-Term Investments
(Cost $458)		458	0.00%

Total Investments
(Cost $271,341,430) – 100.17%		280,551,990	100.17%
Liabilities in Excess
of Other Assets – (0.17)%		(469,266)	(0.17)%
TOTAL NET ASSETS – 100.00%		$280,082,724	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	Security is fair valued in good faith.
(d)	The rate listed is the fund's 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund's net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3		Total
Consumer Discretionary	$73,656,817	$—	$—		$73,656,817
Consumer Staples	16,567,654	—	—		16,567,654
Energy	5,415,873	—	—		5,415,873
Financials	17,338,539	—	—		17,338,539
Health Care	34,286,016	—	—		34,286,016
Industrials	77,206,332	—	—		77,206,332
Information Technology	26,302,501	—	—		26,302,501
Materials	23,886,505	—	—		23,886,505
Utilities	5,886,070	—	—		5,886,070
Total Common Stocks	$280,546,307	$—	$—		$280,546,307
Rights
Rights	$—	$—	$5,225		$5,225
Total Rights	$—	$—	$5,225	*	$5,225
Short-Term Investments
Money Market Funds	$458	$—	$—		$458
Total Short-Term Investments	$458	$—	$—		$458
Total Investments	$280,546,765	$—	$5,225		$280,551,990

*  Acquired in merger.

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Rights
Balance as of October 31, 2014	$5,225
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Purchases	—
(Sales)	—
Transfer in and/or out of Level 3	—
Balance as of April 30, 2015	$5,225
Change in unrealized appreciation/depreciation during the period for
Level 3 investments held at April 30, 2015	$—

The Level 3 investments as of April 30, 2015 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $271,341,430)	$280,551,990
Dividends and interest receivable	125,102
Receivable for fund shares sold	428,541
Prepaid expenses and other assets	25,539
Total Assets	281,131,172

LIABILITIES:
Payable for fund shares redeemed	96,336
Payable to advisor	181,651
Payable to administrator	75,311
Payable to auditor	12,792
Accrued service fees	20,997
Loan payable	598,000
Accrued interest payable	211
Accrued trustees fees	1,791
Accrued expenses and other payables	61,359
Total Liabilities	1,048,448
NET ASSETS	$280,082,724

NET ASSETS CONSIST OF:
Capital stock	$375,167,444
Accumulated net investment income	298,106
Accumulated net realized loss on investments	(104,593,386)
Unrealized net appreciation on investments	9,210,560
Total Net Assets	$280,082,724

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$245,292,139
Shares issued and outstanding	12,668,670
Net asset value, offering price and redemption price per share	$19.36

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$34,790,585
Shares issued and outstanding	1,757,418
Net asset value, offering price and redemption price per share	$19.80

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,866,863
Interest income	744
Total investment income	2,867,607

EXPENSES:
Investment advisory fees (See Note 5)	1,038,567
Sub-transfer agent expenses – Investor Class (See Note 5)	188,266
Sub-transfer agent expenses – Institutional Class (See Note 5)	17,464
Administration, fund accounting, custody and transfer agent fees	138,154
Service fees – Investor Class (See Note 5)	120,751
Federal and state registration fees	16,988
Audit fees	13,484
Reports to shareholders	12,356
Compliance expense	10,883
Trustees’ fees and expenses	5,446
Legal fees	4,034
Interest expense (See Note 6)	54
Other expenses	9,484
Total expenses before reimbursement by advisor	1,575,931
Expense reimbursement by advisor – Institutional Class (See Note 5)	(1,023)
Net expenses	1,574,908
NET INVESTMENT INCOME	$1,292,699

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$44,489,763
Net change in unrealized depreciation on investments	(35,863,987)
Net gain on investments	8,625,776
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,918,475

(1)	Net of foreign taxes withheld of $10,040.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income (loss)	$1,292,699	$(356,732)
Net realized gain on investments	44,489,763	44,803,198
Net change in unrealized depreciation on investments	(35,863,987)	(404,454)
Net increase in net assets resulting from operations	9,918,475	44,042,012

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	29,492,101	13,584,680
Proceeds from shares subscribed – Institutional Class	22,528,890	2,181,382
Cost of shares redeemed – Investor Class	(20,284,821)	(46,133,939	)(1)
Cost of shares redeemed – Institutional Class	(14,797,545)	(7,504,821	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	16,938,625	(37,872,698)
TOTAL INCREASE IN NET ASSETS	26,857,100	6,169,314

NET ASSETS:
Beginning of period	253,225,624	247,056,310
End of period	$280,082,724	$253,225,624
Undistributed net investment
income (loss), end of period	$298,106	$(994,593)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,516,750	780,130
Shares sold – Institutional Class	1,147,601	122,952
Shares redeemed – Investor Class	(1,039,838)	(2,701,648)
Shares redeemed – Institutional Class	(729,085)	(429,220)
Net increase (decrease) in shares outstanding	895,428	(2,227,786)

(1)
Net of redemption fees of $34 and $46 for the Investor Class and Institutional Class shares, respectively, related to redemption fees imposed by the FBR Small Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.68

Income from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gains (losses) on investments	0.59
Total from investment operations	0.68
Net asset value, end of period	$19.36

TOTAL RETURN	3.64	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$245.29
Ratio of expenses to average net assets	1.15	%(2)
Ratio of net investment income (loss) to average net assets	0.89	%(2)
Portfolio turnover rate(3)	90	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.65	$12.38	$9.97	$10.28	$8.81

(0.04)	(0.11)	(0.07)	(0.08)	(0.10)
3.07	3.38	2.48	(0.23)	1.57
3.03	3.27	2.41	(0.31)	1.47
$18.68	$15.65	$12.38	$9.97	$10.28

19.36%	26.41%	24.17%	(3.02)%	16.69%

$227.68	$220.83	$265.60	$184.40	$207.11
1.23%	1.29%	1.34%	1.33%	1.34%
(0.17)%	(0.26)%	(0.66)%	(0.78)%	(0.89)%
84%	105%	90%	106%	103%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.08

Income from investment operations:
Net investment income (loss)	0.07
Net realized and unrealized gains (losses) on investments	0.65
Total from investment operations	0.72
Net asset value, end of period	$19.80

TOTAL RETURN	3.77	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$34.79
Ratio of expenses to average net assets:
Before expense reimbursement	0.98	%(2)
After expense reimbursement	0.98	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.10	%(2)
After expense reimbursement	1.11	%(2)
Portfolio turnover rate(3)	90	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.94	$12.57	$10.09	$10.37	$8.86

0.06	0.01	(0.04)	(0.05)	(0.07)
3.08	3.36	2.52	(0.23)	1.58
3.14	3.37	2.48	(0.28)	1.51
$19.08	$15.94	$12.57	$10.09	$10.37

19.70%	26.81%	24.58%	(2.70)%	17.04%

$25.54	$26.23	$37.11	$2.53	$3.12

1.03%	1.11%	1.11%	1.09%	1.09%
0.98%	0.98%	0.98%	0.98%	0.98%

0.03%	(0.01)%	(0.51)%	(0.55)%	(0.64)%
0.08%	0.12%	(0.38)%	(0.44)%	(0.53)%
84%	105%	90%	106%	103%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio,

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such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $274,101,900 and $244,515,118, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $181,651.

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In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $1,023 for the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $1,023 for Institutional Class shares, which will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of April 30, 2015 were $20,997.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $205,730.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $138,154.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April

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30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $3,304 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $598,000.  At April 30, 2015, the Fund had a loan payable of $598,000.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$207,541,593
Gross tax unrealized appreciation	$49,891,912
Gross tax unrealized depreciation	(4,874,542)
Net tax unrealized appreciation	$45,017,370
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(150,020,565)
Total accumulated loss	$(105,003,195)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$ 2,080,428	10/31/16
$146,945,544	10/31/17

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $45,342,213.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $994,593.

The Fund did not pay any distributions during fiscal year 2015 (year-to-date) or fiscal year 2014.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,036.40	$5.81
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.09	$5.76

Institutional Class
Actual	$1,000.00	$1,037.70	$4.95
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s expense ratio of 1.15% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund;
•	manages proxy voting for the Fund; and
•	holds a perpetual, royalty-free, exclusive license to the formula used for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.

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•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting	28
Quarterly Filings on Form N-Q	28
Householding	28
Board Approval of Investment Advisory Agreements	29

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

2

I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	9.00%	18.49%	15.84%	11.58%
Hennessy Focus Fund –
Institutional Class (HFCIX)	9.18%	18.88%	16.17%	11.84%
Russell 3000® Index	4.74%	12.74%	14.33%	8.66%
Russell Mid Cap® Growth Index	7.77%	16.46%	15.59%	10.55%

Expense ratios: 1.46% (Investor Class); 1.10% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Focus Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
BROAD RUN INVESTMENT MANAGEMENT, LLC, SUB-ADVISOR

Portfolio Managers Brian Macauley, CFA, David Rainey, CFA, and Ira Rothberg, CFA, Broad Run Investment Management, LLC (sub-advisor).

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Focus Fund returned 9.00%, outperforming the Russell 3000® Index, the Russell Midcap® Growth Index and the Morningstar Mid-Cap Growth Category Average, which returned 4.74%, 7.77% and 6.59% for the same period, respectively.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., CarMax, Inc. and World Fuel Services Corp., all of which the Fund continues to hold.  Each of these companies produced attractive growth in earnings over the period, which helped drive appreciation in their stocks.  Leading detractors from the Fund’s performance were Encore Capital Group, Inc., American Tower Corporation and Google, Inc.  We believe that these businesses are likely to provide compelling forward returns, so the Fund continues to hold these investments.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of six-month results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five- and ten-year periods since shorter time periods can be influenced by many transitory issues unrelated to the growth in intrinsic value of the Fund’s holdings.

Additional Portfolio Manager commentary and related investment outlook:

During the period, we established a new position in Hexcel Corporation at about 1% of Fund assets.  Hexcel is a leading producer of carbon fiber and other advanced materials

HENNESSYFUNDS.COM

4

primarily for the aerospace industry.  We believe that Hexcel is poised for significant growth as Boeing and Airbus compete to sell lighter, more durable, and more fuel efficient airplanes.  These aerospace customers are increasingly turning to carbon fiber composites over more traditional metal alloys, which has led to large increases in Hexcel’s content per new airplane.  Hexcel’s vertical integration, scale, intellectual property, and aerospace qualifications provide significant barriers to entry that should allow the potential for outsized returns on invested capital.  We believe that the company is an undervalued, high quality, secular growth business that we can likely hold for the long-term.  Over time, should our continuing research reinforce our investment thesis, we will look to add to the position opportunistically.

As this new position in Hexcel was initially given a small weighting, we thought it made sense to use this opportunity to explain our approach to portfolio construction and position sizing.  As you know, we manage a concentrated, conviction-weighted portfolio.  Typically we hold 20 to 30 total positions with 60% to 80% of the Fund’s assets in the top ten positions. While this is an unconventional approach – most investment managers are much more diversified – we believe it allows us to provide magnified exposure to our best ideas while still maintaining economic diversification across the holdings.

When sizing individual positions, we take into consideration: 1) our confidence in the business’s long-term financial prospects (a function of its fit with our investment criteria, the nature of the business, and our depth of knowledge) and 2) its valuation / expected long-term return profile.  Portfolio holdings fall into three general categories:

•
Large weightings (6-9% or more of Fund assets) are reserved for businesses in which we have a very high level of confidence in their long-term prospects, with the stock price at a valuation that allows for very good or excellent investment return potential.  Large weightings typically compose more than half of portfolio assets.

•
Medium weightings (3-6% of Fund assets) are typically businesses in which we have a high level of confidence in their long-term prospects, with the stock price at a valuation that allows for very good or excellent investment return potential. In some cases, expected returns may even exceed those of a larger-weighted position, but we limit the position sizing to reflect our lower level of confidence in the business’s prospects.

•
Small weightings (less than 3% of Fund assets) are typically new positions under active review, positions migrating in or out of the portfolio, or small companies that cannot accommodate a larger Fund allocation.

The deeper our knowledge of a business, the better positioned we are to assess its fit with our investment criteria (high quality business, large growth opportunity, excellent management, low tail risk) and to judge its long-term prospects.  Because knowledge increases with additional research and the passage of time, it is difficult to have the same level of confidence about a business followed for a month as a business followed for a year.  Frequently, a new position will begin with a small or medium weighting only to graduate to a larger weighting if our conviction builds over time.  Less frequently, but worthy of mention, a new position may be sold if further research uncovers evidence that contradicts our initial thesis.

At the portfolio level, we contemplate how individual businesses interact as part of the whole.  We attempt to limit overall exposure to any one industry or business factor risk.  Our attempt is to build a portfolio in which we have high confidence in the component businesses, while also having the potential for high long-term expected returns.  We seek enough diversification so that when one or several of these businesses encounter a setback, the balance of holdings can carry the overall portfolio forward.

HENNESSY FUNDS	1-800-966-4354

5

We continue to have a positive long-term outlook for the Fund. The Fund’s holdings are predominately a collection of what we believe to be high quality, secular growth businesses trading at reasonable valuations. Our expectation is that on average the Fund will own these businesses for five years or longer. Over this long-term time horizon, we expect that the Fund’s returns will likely be determined primarily by the growth in earnings power of these businesses.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 3000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Russell Midcap® Growth Index is an unmanaged index commonly used to measure the performance of U.S. medium-capitalization growth stocks. One cannot invest directly in an index.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. The Fund invests in small and medium capitalized companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.  Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSYFUNDS.COM

6

Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY FOCUS FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
O’Reilly Automotive, Inc.	10.57%
American Tower Corp., Class A	9.27%
Markel Corp.	8.47%
CarMax, Inc.	8.23%
Brookfield Asset Management, Inc.	6.31%
Twenty First Century Fox, Inc.	5.21%
The Charles Schwab Corp.	4.82%
Aon PLC	4.71%
Gaming & Leisure Properties, Inc.	4.55%
Encore Capital Group, Inc.	4.54%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS – 76.35%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 29.02%
CarMax, Inc. (a)	2,097,740	$142,877,071	8.23%
Dick’s Sporting Goods, Inc.	1,249,467	67,796,079	3.90%
O’Reilly Automotive, Inc. (a)	842,815	183,590,392	10.57%
Penn National Gaming, Inc. (a)	1,197,772	19,260,174	1.11%
Twenty First Century Fox, Inc.	2,657,204	90,557,512	5.21%
		504,081,228	29.02%

Energy – 4.07%
World Fuel Services Corp.	1,275,143	70,770,437	4.07%

Financials – 31.29%
Aon PLC (b)	851,000	81,891,730	4.71%
Brookfield Asset Management, Inc. (b)	2,035,035	109,586,635	6.31%
Diamond Hill Investment Group, Inc.	151,439	27,592,186	1.59%
Encore Capital Group, Inc. (a) (d)	1,948,091	78,780,800	4.54%
Markel Corp. (a)	198,637	147,118,508	8.47%
Marlin Business Services Corp. (d)	736,568	14,709,263	0.85%
The Charles Schwab Corp.	2,746,699	83,774,319	4.82%
		543,453,441	31.29%

Health Care – 1.62%
Henry Schein, Inc. (a)	205,000	28,105,500	1.62%

Industrials – 5.53%
American Woodmark Corp. (a) (d)	817,409	41,442,636	2.39%
Hexcel Corp.	344,690	17,286,204	0.99%
Mistras Group, Inc. (a)	846,695	15,206,642	0.88%
Roadrunner Transportation Systems, Inc. (a)	904,200	22,125,774	1.27%
		96,061,256	5.53%

Information Technology – 4.82%
Google, Inc. (a)	85,217	45,790,676	2.64%
Google, Inc., Class A (a)	68,984	37,856,350	2.18%
		83,647,026	4.82%
Total Common Stocks
(Cost $697,148,947)		1,326,118,888	76.35%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

REITS – 13.82%	Number		% of
	of Shares	Value	Net Assets
Financials – 13.82%
American Tower Corp., Class A	1,703,016	$160,986,102	9.27%
Gaming & Leisure Properties, Inc.	2,210,607	78,918,670	4.55%

Total REITS
(Cost $108,845,605)		239,904,772	13.82%

SHORT-TERM INVESTMENTS – 10.37%
Money Market Funds – 10.37%
Federated Government Obligations Fund – Class I, 0.01% (c)	87,736,000	87,736,000	5.05%
Federated Treasury Obligations Fund, 0.01% (c)	4,724,323	4,724,323	0.27%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	87,736,000	87,736,000	5.05%

Total Short-Term Investments
(Cost $180,196,323)		180,196,323	10.37%

Total Investments
(Cost $986,190,875) – 100.54%		1,746,219,983	100.54%
Liabilities in Excess
of Other Assets – (0.54)%		(9,365,854)	(0.54)%
TOTAL NET ASSETS – 100.00%		$1,736,854,129	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.
(d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Hennessy Focus Fund, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015. Details of transactions with these affiliated companies for the period ended April 30, 2015, are as follows:

	American	Encore Capital	Marlin Business
Issuer	Woodmark Corp.	Group, Inc.	Services Corp.
Beginning Cost	$26,381,501	$49,017,320	$8,114,638
Purchase Cost	$—	$12,325,240	$2,592,546
Sales Cost	$—	$—	$—
Ending Cost	$26,381,501	$61,342,560	$10,707,184
Dividend Income	$—	$—	$152,555
Shares	817,409	1,948,091	736,568
Market Value	$41,442,636	$78,780,800	$14,709,263

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$504,081,228	$—	$—	$504,081,228
Energy	70,770,437	—	—	70,770,437
Financials	543,453,441	—	—	543,453,441
Health Care	28,105,500	—	—	28,105,500
Industrials	96,061,256	—	—	96,061,256
Information Technology	83,647,026	—	—	83,647,026
Total Common Stocks	$1,326,118,888	$—	$—	$1,326,118,888
REITS
Financials	$239,904,772	$—	$—	$239,904,772
Total REITS	$239,904,772	$—	$—	$239,904,772
Short-Term Investments
Money Market Funds	$180,196,323	$—	$—	$180,196,323
Total Short-Term Investments	$180,196,323	$—	$—	$180,196,323
Total Investments	$1,746,219,983	$—	$—	$1,746,219,983

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $887,759,630)	$1,611,287,284
Investments in affiliated securities, at value (cost $98,431,245)	134,932,699
Dividends and interest receivable	268,818
Receivable for fund shares sold	4,545,367
Prepaid expenses and other assets	44,836
Total Assets	1,751,079,004

LIABILITIES:
Payable for securities purchased	10,983,204
Payable for fund shares redeemed	1,004,634
Payable to advisor	1,294,272
Payable to administrator	416,632
Payable to auditor	29,365
Accrued distribution fees	194,849
Accrued service fees	114,156
Accrued trustees fees	1,870
Accrued expenses and other payables	185,893
Total Liabilities	14,224,875
NET ASSETS	$1,736,854,129

NET ASSETS CONSIST OF:
Capital stock	$971,333,753
Accumulated net investment loss	(4,258,489)
Accumulated net realized gain on investments	9,749,757
Unrealized net appreciation on investments	760,029,108
Total Net Assets	$1,736,854,129

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,375,113,385
Shares issued and outstanding	19,610,249
Net asset value, offering price and redemption price per share	$70.12

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$361,740,744
Shares issued and outstanding	5,077,222
Net asset value, offering price and redemption price per share	$71.25

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$6,917,409
Dividend income from affiliated securities	152,555
Interest income	9,368
Total investment income	7,079,332

EXPENSES:
Investment advisory fees (See Note 5)	7,214,944
Distribution fees – Investor Class (See Note 5)	1,380,934
Sub-transfer agent expenses – Investor Class (See Note 5)	896,912
Sub-transfer agent expenses – Institutional Class (See Note 5)	102,712
Administration, fund accounting, custody and transfer agent fees	800,694
Service fees – Investor Class (See Note 5)	228,172
Reports to shareholders	54,060
Federal and state registration fees	34,033
Compliance expense	10,883
Legal fees	10,413
Audit fees	10,260
Trustees’ fees and expenses	10,165
Other expenses	44,722
Total expenses	10,798,904
NET INVESTMENT LOSS	$(3,719,572)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$9,749,994
Net change in unrealized appreciation on investments	130,159,495
Net gain on investments	139,909,489
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$136,189,917

(1)	Net of foreign taxes withheld of $79,992.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income (loss)	$(3,719,572)	$6,395,821
Net realized gain on investments	9,749,994	114,548,203
Net change in unrealized appreciation on investments	130,159,495	28,663,773
Net increase in net assets resulting from operations	136,189,917	149,607,797

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(320,240)	—
Institutional Class	(218,677)	—
Net realized gains
Investor Class	(91,635,474)	(19,269,073)
Institutional Class	(21,665,079)	(3,177,442)
Total distributions	(113,839,470)	(22,446,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	190,737,950	274,855,822
Proceeds from shares subscribed – Institutional Class	97,427,515	157,637,486
Dividends reinvested – Investor Class	90,396,629	18,773,429
Dividends reinvested – Institutional Class	16,054,210	2,406,086
Cost of shares redeemed – Investor Class	(136,331,203)	(324,511,295	)(1)
Cost of shares redeemed – Institutional Class	(40,121,652)	(79,720,304)
Net increase in net assets derived
from capital share transactions	218,163,449	49,441,224
TOTAL INCREASE IN NET ASSETS	240,513,896	176,602,506

NET ASSETS:
Beginning of period	1,496,340,233	1,319,737,727
End of period	$1,736,854,129	$1,496,340,233
Undistributed net investment loss, end of period	$(4,258,489)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,755,780	4,221,654
Shares sold – Institutional Class	1,397,284	2,388,952
Shares issued to holders as reinvestment
of dividends – Investor Class	1,371,829	291,422
Shares issued to holders as reinvestment
of dividends – Institutional Class	239,922	36,903
Shares redeemed – Investor Class	(1,980,244)	(4,978,901)
Shares redeemed – Institutional Class	(578,591)	(1,204,269)
Net increase in shares outstanding	3,205,980	755,761

(1)	Net of redemption fees of $949 related to redemption fees imposed by the FBR Focus Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$69.46

Income from investment operations:
Net investment income (loss)	(0.17)
Net realized and unrealized gains on investments	6.09
Total from investment operations	5.92

Less distributions:
Dividends from net investment income	(0.02)
Dividends from net realized gains	(5.24)
Total distributions	(5.26)
Paid-in capital from redemption fees	—
Net asset value, end of period	$70.12

TOTAL RETURN	9.00	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1,375.11
Ratio of expenses to average net assets	1.41	%(4)
Ratio of net investment income (loss) to average net assets	(0.53	)%(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$63.58	$51.78	$49.80	$47.57		$37.56

0.27	(0.32)	(0.39)	(0.50	)(1)	(0.64)
6.68	16.44	7.61	4.44		10.65
6.95	16.12	7.22	3.94		10.01

—	—	—	—		—
(1.07)	(4.32)	(5.24)	(1.72)		—
(1.07)	(4.32)	(5.24)	(1.72)		—
0.00 (2)	0.00 (2)	0.00 (2)	0.01		0.00 (2)
$69.46	$63.58	$51.78	$49.80		$47.57

11.05%	33.54%	16.17%	8.35%		26.65%

$1,213.03	$1,139.85	$707.61	$611.34		$670.84
1.41%	1.43%	1.41%	1.44%		1.51%
0.41%	(0.85)%	(0.79)%	(1.01)%		(1.31)%
18%	4%	13%	13%		5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period*

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$70.50

Income from investment operations:
Net investment income (loss)	(0.06)
Net realized and unrealized gains on investments	6.18
Total from investment operations	6.12

Less distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	(5.32)
Total distributions	(5.37)
Paid-in capital from redemption fees	—
Net asset value, end of period	$71.25

TOTAL RETURN	9.18	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$361.74
Ratio of expenses to average net assets	1.09	%(4)
Ratio of net investment income (loss) to average net assets	(0.21	)%(4)
Portfolio turnover rate(5)	2	%(3)

*	Per share amounts have been restated on a retroactive basis to reflect a 1:18 reverse stock split effective December 10, 2010.
(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$64.32	$52.19	$50.02	$47.64		$37.84

0.35	(0.13)	(0.22)	(0.37	)(1)	(0.41)
6.90	16.58	7.63	4.47		10.58
7.25	16.45	7.41	4.10		10.17

—	—	—	—		(0.37)
(1.07)	(4.32)	(5.24)	(1.72)		—
(1.07)	(4.32)	(5.24)	(1.72)		(0.37)
—	—	0.00 (2)	0.00	(2)	0.00 (2)
$70.50	$64.32	$52.19	$50.02		$47.64

11.40%	33.94%	16.51%	8.53%		27.32%

$283.31	$179.89	$77.28	$49.01		$36.81
1.10%	1.13%	1.12%	1.15%		1.26%
0.59%	(0.52)%	(0.52)%	(0.76)%		(1.06)%
18%	4%	13%	13%		5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Focus Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $123,420,015 and $31,611,649, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $1,294,272.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $114,156.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $999,624.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $800,694.

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U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$868,981,979
Gross tax unrealized appreciation	$643,041,600
Gross tax unrealized depreciation	(13,171,987)
Net tax unrealized appreciation	$629,869,613
Undistributed ordinary income	$2,729,102
Undistributed long-term capital gains	110,571,214
Total distributable earnings	$113,300,316
Other accumulated gain	$—
Total accumulated gain	$743,169,929

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$3,268,161	$—
Long-term capital gain	110,571,309	22,446,515
	$113,839,470	$22,446,515

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.]  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,090.00	$7.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.80	$7.05

Institutional Class
Actual	$1,000.00	$1091.80	$5.65
Hypothetical (5% return
before expenses)	$1,000.00	$1019.39	$5.46

(1)
Expenses are equal to the Fund’s expense ratio of 1.41% for Investor Class shares or 1.09% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•	The Advisor oversees the sub-advisor for the Fund and the sub-advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and other service providers, conducting on-site visits to the sub-advisor and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	The sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

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29

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and the sub-advisor each provide a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fee of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•	The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the

HENNESSYFUNDS.COM

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employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	24
Proxy Voting	26
Quarterly Filings on Form N-Q	26
Federal Tax Distribution Information	26
Householding	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	9.67%	15.13%	16.51%	11.80%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)(2)	9.83%	15.43%	16.91%	12.08%
Russell Midcap® Index	5.87%	13.30%	15.09%	10.27%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 1.17% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 9.67%, outperforming the Russell Midcap® Index, the S&P 500 Index and the Morningstar Mid-Cap Blend Category Average, which returned 5.87%, 4.40% and 5.07% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the six-month period ended April 30, 2015. The Fund’s relative outperformance was driven entirely by underlying stock selection, as sector allocation was slightly negative. The largest contribution to the Fund’s outperformance versus its primary benchmark was in the Industrial sector, where the Fund’s stock selection amounted to roughly half of the outperformance relative to the Russell Midcap® Index. The next largest contributor to Fund performance was stock selection within the Materials sector. The largest detractor to the Fund’s performance was its relative underweight position in, and stock selection within, the Information Technology sector.

Additional Portfolio Manager commentary and related investment outlook:

We believe that limiting the Fund’s portfolio to 30 stocks provides ample diversification, while allowing just our best ideas to be included.  Within a concentrated portfolio of this size, the outperformance of even just a few stocks can have a meaningful impact on overall performance. Additionally, the Fund employs a strict price-to-sales ratio limit of 1.5,

HENNESSYFUNDS.COM

4

resulting in the Fund investing in what we deem to be reasonably-valued stocks rather than those whose price may be predicated on expected future growth. When markets decline, “expensive” stocks are often the ones leading the downward move.  This “growth at a reasonable price” stock selection approach has served us well, and we believe wholeheartedly in utilizing this methodology when investing.

Over the six-month period ended April 30, 2015, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices have been due, in large part, to uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

Looking forward over the next couple of quarters, we believe we will start to see more robust consumer spending, which has been very weak over the last few quarters.  By and large, the consumer has been content to save the increase in discretionary income that has resulted from the drop in oil prices (and subsequently gasoline prices).  Perhaps it could be prudence after the last financial crisis, or possibly it could be that the average consumer thinks oil prices will not stay low for long. Whatever the motive, the lull in spending leads us to believe that there is some pent-up demand for goods, which we expect will have to be satisfied eventually.

We anticipate that the U.S. economy should continue to expand nicely over the next 12 to 18 months, despite recent weak numbers in first quarter GDP growth. On the corporate side, while excess cash has largely been directed toward acquisitions, increasing dividends, or stock buybacks in recent years, we expect that corporations will likely begin to shift their spending towards capital expenditures, which may help drive future corporate growth and also has the potential to reward shareholders over the longer term.

We are confident that there are good investment opportunities in the mid-cap space (which the Fund defines as companies with a market capitalization of between $1 and $10 billion), especially in some of the more cyclical sectors. We believe that cyclical companies, which are those companies most sensitive to economic growth, should do well as the economy continues to improve. Versus its benchmarks, the Fund is currently overweight in consumer cyclical stocks, such as those in the Consumer Discretionary and Industrial sectors, and it will remain so until the portfolio is rebalanced (generally in the fall) and perhaps beyond.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell Midcap® Index is an index commonly used to measure the performance of U.S. medium-capitalization stocks. The S&P 500 and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

5

The Fund invests in small and medium capitalized companies, which may have limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Diversification does not assure a profit or protect against loss in a declining market. Price to sales ratio is a tool for calculating a stock’s valuation relative to other companies. It is calculated by dividing a company’s market price per share by its revenue per share. PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSYFUNDS.COM

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
JetBlue Airways Corp.	5.02%
Skechers USA, Inc.	4.80%
Centene Corp.	4.25%
Sealed Air Corp.	3.76%
Mohawk Industries, Inc.	3.60%
Pinnacle Foods, Inc.	3.48%
HD Supply Holdings, Inc.	3.37%
Ball Corp.	3.24%
NVR, Inc.	3.23%
Reinsurance Group of America, Inc.	3.22%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 92.71%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 25.84%
Advance Auto Parts, Inc.	107,700	$15,401,100	2.97%
Brinker International, Inc.	274,000	15,171,380	2.92%
Foot Locker, Inc.	259,600	15,433,220	2.97%
JC Penney Co., Inc. (a)	1,533,300	12,726,390	2.45%
Live Nation Entertainment, Inc. (a)	600,900	15,058,554	2.90%
Mohawk Industries, Inc. (a)	107,800	18,703,300	3.60%
NVR, Inc. (a)	12,614	16,732,345	3.23%
Skechers USA, Inc. (a)	277,300	24,934,816	4.80%
		134,161,105	25.84%

Consumer Staples – 5.64%
Pilgrim’s Pride Corp.	454,500	11,226,150	2.16%
Pinnacle Foods, Inc.	445,400	18,060,970	3.48%
		29,287,120	5.64%

Financials – 6.25%
Reinsurance Group of America, Inc.	182,800	16,748,136	3.22%
Voya Financial, Inc.	371,400	15,725,076	3.03%
		32,473,212	6.25%

Health Care – 12.77%
Centene Corp. (a)	356,000	22,068,440	4.25%
Health Net, Inc. (a)	314,800	16,574,220	3.19%
LifePoint Hospitals, Inc. (a)	209,320	15,673,881	3.02%
Tenet Healthcare Corp. (a)	251,100	12,017,646	2.31%
		66,334,187	12.77%

Industrials – 17.25%
AECOM Technology Corp. (a)	448,000	14,138,880	2.72%
HD Supply Holdings, Inc. (a)	530,200	17,496,600	3.37%
JetBlue Airways Corp. (a)	1,270,400	26,081,312	5.02%
Masco Corp.	615,400	16,301,946	3.14%
Ryder System, Inc.	163,000	15,543,680	3.00%
		89,562,418	17.25%

Information Technology – 2.89%
Take-Two Interactive Software, Inc. (a)	632,100	14,980,770	2.89%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 15.71%
Ball Corp.	229,400	$16,840,254	3.24%
RPM International, Inc.	321,100	15,265,094	2.94%
Sealed Air Corp.	428,600	19,544,160	3.76%
Steel Dynamics, Inc.	670,100	14,829,313	2.86%
Valspar Corp.	186,300	15,108,930	2.91%
		81,587,751	15.71%

Telecommunication Services – 3.52%
Frontier Communications Corp.	2,279,500	15,637,370	3.01%
Windstream Holdings, Inc.	227,367	2,655,643	0.51%
		18,293,013	3.52%

Utilities – 2.84%
UGI Corp.	423,600	14,745,516	2.84%

Total Common Stocks
(Cost $424,115,374)		481,425,092	92.71%

REITS – 1.58%
Financials – 1.58%
Communications Sales & Leasing, Inc. (a)	272,840	8,207,027	1.58%

Total REITS
(Cost $10,025,702)		8,207,027	1.58%

SHORT-TERM INVESTMENTS – 4.59%
Money Market Funds – 4.59%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	23,835,458	23,835,458	4.59%

Total Short-Term Investments
(Cost $23,835,458)		23,835,458	4.59%

Total Investments
(Cost $457,976,534) – 98.88%		513,467,577	98.88%
Other Assets in
Excess of Liabilities – 1.12%		5,839,834	1.12%
TOTAL NET ASSETS – 100.00%		$519,307,411	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$134,161,105	$—	$—	$134,161,105
Consumer Staples	29,287,120	—	—	29,287,120
Financials	32,473,212	—	—	32,473,212
Health Care	66,334,187	—	—	66,334,187
Industrials	89,562,418	—	—	89,562,418
Information Technology	14,980,770	—	—	14,980,770
Materials	81,587,751	—	—	81,587,751
Telecommunication Services	18,293,013	—	—	18,293,013
Utilities	14,745,516	—	—	14,745,516
Total Common Stocks	$481,425,092	$—	$—	$481,425,092
REITS
Financials	$8,207,027	$—	$—	$8,207,027
Total REITS	$8,207,027	$—	$—	$8,207,027
Short-Term Investments
Money Market Funds	$23,835,458	$—	$—	$23,835,458
Total Short-Term Investments	$23,835,458	$—	$—	$23,835,458
Total Investments	$513,467,577	$—	$—	$513,467,577

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $457,976,534)	$513,467,577
Dividends and interest receivable	114,372
Receivable for fund shares sold	6,698,711
Prepaid expenses and other assets	51,947
Total Assets	520,332,607

LIABILITIES:
Payable for fund shares redeemed	511,195
Payable to advisor	303,151
Payable to administrator	116,308
Payable to auditor	10,653
Accrued service fees	31,628
Accrued trustees fees	1,620
Accrued expenses and other payables	50,641
Total Liabilities	1,025,196
NET ASSETS	$519,307,411

NET ASSETS CONSIST OF:
Capital stock	$463,613,006
Accumulated net investment income	1,237,479
Accumulated net realized loss on investments	(1,034,117)
Unrealized net appreciation on investments	55,491,043
Total Net Assets	$519,307,411

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$398,138,595
Shares issued and outstanding	20,271,091
Net asset value, offering price and redemption price per share	$19.64

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$121,168,816
Shares issued and outstanding	6,046,846
Net asset value, offering price and redemption price per share	$20.04

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$4,510,446
Interest income	895
Total investment income	4,511,341

EXPENSES:
Investment advisory fees (See Note 5)	1,496,453
Sub-transfer agent expenses – Investor Class (See Note 5)	277,943
Sub-transfer agent expenses – Institutional Class (See Note 5)	23,913
Administration, fund accounting, custody and transfer agent fees	206,268
Service fees – Investor Class (See Note 5)	157,614
Federal and state registration fees	21,368
Reports to shareholders	17,547
Audit fees	11,199
Compliance expense	10,883
Trustees’ fees and expenses	5,383
Legal fees	1,979
Other expenses	9,828
Total expenses	2,240,378
NET INVESTMENT INCOME	$2,270,963

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$36
Net change in unrealized appreciation on investments	33,748,269
Net gain on investments	33,748,305
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$36,019,268

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income (loss)	$2,270,963	$(1,043,883)
Net realized gain on investments	36	21,172,663
Net change in unrealized appreciation on investments	33,748,269	14,300,425
Net increase in net assets resulting from operations	36,019,268	34,429,205

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(454,042)
Institutional Class	—	(270,203)
Net realized gains
Investor Class	(16,025,638)	(11,623,817)
Institutional Class	(4,641,869)	(3,628,891)
Total distributions	(20,667,507)	(15,976,953)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	153,131,183	123,845,765
Proceeds from shares subscribed – Institutional Class	52,248,203	42,799,834
Dividends reinvested – Investor Class	15,829,426	11,873,075
Dividends reinvested – Institutional Class	4,211,897	3,660,618
Cost of shares redeemed – Investor Class	(41,092,938)	(50,946,355)
Cost of shares redeemed – Institutional Class	(14,069,583)	(26,622,774)
Net increase in net assets derived
from capital share transactions	170,258,188	104,610,163
TOTAL INCREASE IN NET ASSETS	185,609,949	123,062,415

NET ASSETS:
Beginning of period	333,697,462	210,635,047
End of period	$519,307,411	$333,697,462
Undistributed net investment income (loss),
end of period	$1,237,479	$(1,033,484)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,984,094	6,500,015
Shares sold – Institutional Class	2,653,117	2,212,501
Shares issued to holders as
reinvestment of dividends – Investor Class	847,400	706,175
Shares issued to holders as
reinvestment of dividends – Institutional Class	221,213	213,582
Shares redeemed – Investor Class	(2,151,699)	(2,821,483)
Shares redeemed – Institutional Class	(728,838)	(1,429,482)
Net increase in shares outstanding	8,825,287	5,381,308

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.00

Income from investment operations:
Net investment income (loss)	0.12
Net realized and unrealized gains on investments	1.66
Total from investment operations	1.78

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.14)
Total distributions	(1.14)
Net asset value, end of period	$19.64

TOTAL RETURN	9.67	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$398.14
Ratio of expenses to average net assets	1.16	%(2)
Ratio of net investment income (loss) to average net assets:	1.07	%(2)
Portfolio turnover rate(3)	0	%(1)
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$17.32	$14.06	$12.15	$11.18	$8.73

(0.05)	0.09	0.08	(0.09)	(0.03)
3.04	3.35	1.83	1.06	2.48
2.99	3.44	1.91	0.97	2.45

(0.05)	(0.18)	—	—	—
(1.26)	—	—	—	—
(1.31)	(0.18)	—	—	—
$19.00	$17.32	$14.06	$12.15	$11.18

18.25%	24.78%	15.72%	8.68%	28.06%

$258.17	$159.45	$145.85	$146.23	$123.20
1.25%	1.31%	1.37%	1.36%	1.39%
(0.47)%	0.51%	0.59%	(0.79)%	(0.26)%
132%	212%	25%	107%	87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.36

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gains on investments	1.78
Total from investment operations	1.84

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.16)
Total distributions	(1.16)
Net asset value, end of period	$20.04

TOTAL RETURN	9.83	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$121.17
Ratio of expenses to average net assets:
Before expense reimbursement	0.93	%(2)
After expense reimbursement	0.93	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.29	%(2)
After expense reimbursement	1.29	%(2)
Portfolio turnover rate(3)	0	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$17.62	$14.31	$12.32	$11.29	$8.78

(0.08)	0.14	0.09	(0.05)	0.02
3.17	3.41	1.90	1.08	2.49
3.09	3.55	1.99	1.03	2.51

(0.09)	(0.24)	—	—	—
(1.26)	—	—	—	—
(1.35)	(0.24)	—	—	—
$19.36	$17.62	$14.31	$12.32	$11.29

18.57%	25.15%	16.15%	9.12%	28.59%

$75.53	$51.19	$41.62	$24.06	$21.38

1.07%	1.11%	1.16%	1.14%	1.16%
0.98%	0.98%	0.98%	0.98%	0.98%

(0.29)%	0.71%	0.90%	(0.41)%	(0.03)%
(0.20)%	0.84%	1.08%	(0.57)%	0.15%
132%	212%	25%	107%	87%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio,

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such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

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The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

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Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $133,132,584 and $0, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $303,151.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $31,628.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $301,856.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS during the six months ended April 30, 2015 were $206,268.

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U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$311,856,869
Gross tax unrealized appreciation	$23,763,582
Gross tax unrealized depreciation	(2,023,102)
Net tax unrealized appreciation	$21,740,480
Undistributed ordinary income	$—
Undistributed long-term capital gains	20,622,992
Total distributable earnings	$20,622,992
Other accumulated loss	$(2,020,828)
Total accumulated gain	$40,342,644

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards of $987,344 that expire on October 31, 2016.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $493,673.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, a post-December late year ordinary loss deferral of $1,033,484.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$—	$724,245
Long-term capital gain	20,667,507	15,252,708
	$20,667,507	$15,976,953

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,096.70	$6.03
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.04	$5.81

Institutional Class
Actual	$1,000.00	$1,098.30	$4.84
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.18	$4.66

(1)
Expenses are equal to the Fund’s expense ratio of 1.16% for Investor Class shares or 0.93% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

26

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

HENNESSY FUNDS	1-800-966-4354

27

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	24
Proxy Voting	26
Quarterly Filings on Form N-Q	26
Federal Tax Distribution Information	26
Householding	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

2

I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

				Since
	Six	One	Five	Inception
	Months(1)	Year	Years	(3/20/09)
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	6.40%	12.10%	14.41%	21.40%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	6.45%	12.24%	14.68%	21.71%
Russell 1000® Index	4.75%	13.00%	14.47%	20.67%
S&P 500 Index	4.40%	12.98%	14.33%	20.25%

Expense ratios: 1.08% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 6.40%, outperforming the Russell 1000® Index, the S&P 500 Index and the Morningstar Large Blend Category Average, which returned 4.75%, 4.40% and 3.99% for the same period, respectively.

We are very pleased with the overall performance of the Fund during the six-month period ended April 30, 2015. The Fund’s relative outperformance was driven by both sector allocation and stock selection. The largest contribution to the Fund’s outperformance versus its benchmarks was its overweight positions in the Consumer Staples and Consumer Discretionary sectors, as well as stock selection within Consumer Discretionary. The two best performing stocks in the portfolio were Kraft Foods Group and Delta Air Lines, Inc., up 52% and 11%, respectively over the six-month period. The largest detractor to the Fund’s performance during the period was SanDisk Corporation, a manufacturer of flash memory storage and software, which declined on weak quarterly earnings and a negatively revised revenue outlook. The Fund continues to hold SanDisk but no longer holds Kraft or Delta Air Lines as a result of the most recent rebalance of the Fund.

Additional Portfolio Manager commentary and related investment outlook:

Over the six-month period, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices have been due, in large part, to uncertainty regarding the timing and magnitude of a rise

HENNESSYFUNDS.COM

4

in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

We anticipate that the U.S. economy should continue to expand nicely over the next 12 to 18 months, despite recent weak numbers in first quarter GDP growth. On the corporate side, while excess cash has largely been directed toward acquisitions, increasing dividends, or stock buybacks, we believe there may be a shift in corporate spending towards capital expenditures, which could help drive future growth and also has the potential to reward shareholders over the longer term.

One of the key criteria in the stock selection process for the Fund is return on total capital, which is essentially a profitability ratio that measures return on investment. We believe this metric captures companies that have been successful at efficiently turning capital into profits, which can be particularly important in a low interest rate environment. We are pleased that the companies selected for inclusion in the Fund’s portfolio appear to be finding success in creating value for shareholders.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Index is commonly used to measure the performance of large-capitalization U.S. stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSY FUNDS	1-800-966-4354

5

Financial Statements

Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Helmerich & Payne, Inc.	2.38%
Marathon Petroleum Corp.	2.31%
Valero Energy Corp.	2.30%
Southern Copper Corp.	2.27%
Western Union Co.	2.25%
AutoZone, Inc.	2.17%
Lear Corp.	2.17%
Foot Locker, Inc.	2.16%
Apple, Inc.	2.16%
FMC Technologies, Inc.	2.14%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

6

COMMON STOCKS – 95.61%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 27.17%
AutoZone, Inc. (a)	4,000	$2,690,640	2.17%
Bed Bath & Beyond, Inc. (a)	31,900	2,247,674	1.81%
Coach, Inc.	64,800	2,476,008	2.00%
Foot Locker, Inc.	45,100	2,681,195	2.16%
H&R Block, Inc.	71,600	2,165,184	1.75%
Harley-Davidson, Inc.	36,900	2,074,149	1.67%
Las Vegas Sands Corp.	43,900	2,321,432	1.87%
Lear Corp.	24,200	2,686,926	2.17%
Macy’s, Inc.	36,900	2,384,847	1.93%
McDonald’s Corp.	25,700	2,481,335	2.00%
Nordstrom, Inc.	30,900	2,334,804	1.88%
Omnicom Group, Inc.	31,700	2,401,592	1.94%
The Gap, Inc.	57,800	2,291,192	1.85%
Viacom, Inc.	35,200	2,444,640	1.97%
		33,681,618	27.17%

Consumer Staples – 8.74%
Campbell Soup Co.	49,800	2,226,558	1.80%
Coca-Cola Enterprises, Inc.	53,800	2,389,258	1.93%
Kellogg Co.	33,900	2,146,887	1.73%
Pilgrim’s Pride Corp.	65,400	1,615,380	1.30%
Rite Aid Corp. (a)	319,100	2,460,261	1.98%
		10,838,344	8.74%

Energy – 10.93%
Exxon Mobil Corp.	25,600	2,236,672	1.80%
FMC Technologies, Inc. (a)	60,000	2,646,000	2.14%
Helmerich & Payne, Inc.	37,800	2,947,266	2.38%
Marathon Petroleum Corp.	29,000	2,858,530	2.31%
Valero Energy Corp.	50,200	2,856,380	2.30%
		13,544,848	10.93%

Financials – 3.79%
Franklin Resources, Inc.	45,300	2,335,668	1.88%
The Progressive Corp.	88,700	2,364,742	1.91%
		4,700,410	3.79%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 5.69%
C.R. Bard, Inc.	13,300	$2,215,514	1.79%
HCA Holdings, Inc. (a)	34,400	2,545,944	2.05%
Johnson & Johnson	23,100	2,291,520	1.85%
		7,052,978	5.69%

Industrials – 17.70%
Alaska Air Group, Inc.	36,200	2,318,972	1.87%
Caterpillar, Inc.	27,800	2,415,264	1.95%
Deere & Co.	26,800	2,425,936	1.96%
Dover Corp.	33,300	2,521,476	2.03%
Flowserve Corp.	41,600	2,434,848	1.96%
Fluor Corp.	42,900	2,580,006	2.08%
PACCAR, Inc.	36,200	2,365,670	1.91%
Southwest Airlines Co.	57,300	2,324,088	1.88%
The Boeing Co.	17,800	2,551,452	2.06%
		21,937,712	17.70%

Information Technology – 13.47%
Apple, Inc.	21,450	2,684,468	2.16%
Intel Corp.	64,700	2,105,985	1.70%
International Business Machines Corp.	14,900	2,552,221	2.06%
Micron Technology, Inc. (a)	78,700	2,213,831	1.79%
SanDisk Corp.	29,600	1,981,424	1.60%
Teradata Corp. (a)	53,900	2,371,061	1.91%
Western Union Co.	137,300	2,784,444	2.25%
		16,693,434	13.47%

Materials – 6.15%
Albemarle Corp.	40,400	2,411,880	1.95%
FMC Corp.	40,300	2,390,193	1.93%
Southern Copper Corp.	86,400	2,814,912	2.27%
		7,616,985	6.15%

Telecommunication Services – 1.97%
Verizon Communications, Inc.	48,500	2,446,340	1.97%

Total Common Stocks
(Cost $109,693,436)		118,512,669	95.61%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SHORT-TERM INVESTMENTS –4.36%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.36%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	5,409,785	$5,409,785	4.36%

Total Short-Term Investments
(Cost $5,409,785)		5,409,785	4.36%

Total Investments
(Cost $115,103,221) – 99.97%		123,922,454	99.97%
Other Assets in
Excess of Liabilities – 0.03%		34,868	0.03%
TOTAL NET ASSETS – 100.00%		$123,957,322	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$33,681,618	$—	$—	$33,681,618
Consumer Staples	10,838,344	—	—	10,838,344
Energy	13,544,848	—	—	13,544,848
Financials	4,700,410	—	—	4,700,410
Health Care	7,052,978	—	—	7,052,978
Industrials	21,937,712	—	—	21,937,712
Information Technology	16,693,434	—	—	16,693,434
Materials	7,616,985	—	—	7,616,985
Telecommunication Services	2,446,340	—	—	2,446,340
Total Common Stocks	$118,512,669	$—	$—	$118,512,669
Short-Term Investments
Money Market Funds	$5,409,785	$—	$—	$5,409,785
Total Short-Term Investments	$5,409,785	$—	$—	$5,409,785
Total Investments	$123,922,454	$—	$—	$123,922,454

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $115,103,221)	$123,922,454
Dividends and interest receivable	100,877
Receivable for fund shares sold	86,406
Prepaid expenses and other assets	17,083
Total Assets	124,126,820

LIABILITIES:
Payable for fund shares redeemed	23,202
Payable to advisor	75,881
Payable to administrator	32,102
Payable to auditor	9,949
Accrued service fees	8,981
Accrued interest payable	70
Accrued trustees fees	1,873
Accrued expenses and other payables	17,440
Total Liabilities	169,498
NET ASSETS	$123,957,322

NET ASSETS CONSIST OF:
Capital stock	$93,097,717
Accumulated net investment income	1,007,569
Accumulated net realized gain on investments	21,032,803
Unrealized net appreciation on investments	8,819,233
Total Net Assets	$123,957,322

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$108,618,959
Shares issued and outstanding	7,944,024
Net asset value, offering price and redemption price per share	$13.67

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$15,338,363
Shares issued and outstanding	1,112,758
Net asset value, offering price and redemption price per share	$13.78

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements

Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,661,673
Interest income	150
Total investment income	1,661,823

EXPENSES:
Investment advisory fees (See Note 5)	452,173
Administration, fund accounting, custody and transfer agent fees	62,327
Service fees – Investor Class (See Note 5)	53,554
Sub-transfer agent expenses – Investor Class (See Note 5)	26,783
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,233
Federal and state registration fees	14,240
Compliance expense	10,883
Audit fees	10,444
Reports to shareholders	7,695
Trustees’ fees and expenses	4,937
Legal fees	1,240
Other expenses	5,953
Total expenses before reimbursement by advisor	654,462
Expense reimbursement by advisor – Institutional Class (See Note 5)	(238)
Net expenses	654,224
NET INVESTMENT INCOME	$1,007,599

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$23,113,346
Net change in unrealized depreciation on investments	(16,469,986)
Net gain on investments	6,643,360
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,650,959

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$1,007,599	$1,313,663
Net realized gain on investments	23,113,346	18,680,208
Net change in unrealized depreciation on investments	(16,469,986)	(586,375)
Net increase in net assets resulting from operations	7,650,959	19,407,496

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,131,289)	(985,143)
Institutional Class	(182,392)	(209,291)
Net realized gains
Investor Class	(15,515,006)	(4,397,057)
Institutional Class	(2,199,959)	(781,019)
Total distributions	(19,028,646)	(6,372,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,548,356	11,881,168
Proceeds from shares subscribed – Institutional Class	769,022	4,305,238
Dividends reinvested – Investor Class	15,613,606	5,021,319
Dividends reinvested – Institutional Class	2,276,330	949,886
Cost of shares redeemed – Investor Class	(7,102,831)	(11,322,920)
Cost of shares redeemed – Institutional Class	(1,157,960)	(8,441,558	)(1)
Net increase in net assets derived
from capital share transactions	14,946,523	2,393,133
TOTAL INCREASE IN NET ASSETS	3,568,836	15,428,119

NET ASSETS:
Beginning of period	120,388,486	104,960,367
End of period	$123,957,322	$120,388,486
Undistributed net investment income, end of period	$1,007,569	$1,313,651

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	332,844	822,355
Shares sold – Institutional Class	55,191	298,334
Shares issued to holders as reinvestment
of dividends – Investor Class	1,169,440	375,434
Shares issued to holders as reinvestment
of dividends – Institutional Class	168,993	70,320
Shares redeemed – Investor Class	(517,255)	(783,194)
Shares redeemed – Institutional Class	(84,050)	(579,248)
Net increase in shares outstanding	1,125,163	204,001

(1)
Net of redemption fees of $3 related to redemption fees imposed by the FBR Large Cap Fund (which was reorganized into the Fund) during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.16

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains on investments	0.80
Total from investment operations	0.89

Less distributions:
Dividends from net investment income	(0.14)
Dividends from net realized gains	(2.24)
Total distributions	(2.38)
Net asset value, end of period	$13.67

TOTAL RETURN	6.40	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$108.62
Ratio of expenses to average net assets:
Before expense reimbursement	1.08	%(2)
After expense reimbursement	1.08	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.64	%(2)
After expense reimbursement	1.64	%(2)
Portfolio turnover rate(3)	72	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$13.56	$10.77	$12.37	$11.70	$9.49

0.15	0.14	0.13	0.09	0.09
2.28	2.77	0.80	0.69	2.17
2.43	2.91	0.93	0.78	2.26

(0.15)	(0.10)	(0.07)	(0.09)	(0.05)
(0.68)	(0.02)	(2.46)	(0.02)	—
(0.83)	(0.12)	(2.53)	(0.11)	(0.05)
$15.16	$13.56	$10.77	$12.37	$11.70

18.73%	27.32%	9.14%	6.70%	23.88%

$105.51	$88.77	$75.83	$77.88	$78.83

1.15%	1.19%	1.27%	1.26%	1.30%
1.15%	1.19%	1.27%	1.30%	1.30%

1.12%	1.10%	1.35%	0.72%	0.84%
1.12%	1.10%	1.35%	0.68%	0.84%
57%	73%	0%	70%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.30

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gains on investments	0.78
Total from investment operations	0.90

Less distributions:
Dividends from net investment income	(0.16)
Dividends from net realized gains	(2.26)
Total distributions	(2.42)
Net asset value, end of period	$13.78

TOTAL RETURN	6.45	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.34
Ratio of expenses to average net assets:
Before expense reimbursement	0.99	%(2)
After expense reimbursement	0.99	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.73	%(2)
After expense reimbursement	1.73	%(2)
Portfolio turnover rate(3)	72	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$13.68	$10.85	$12.44	$11.76	$9.51

0.17	0.09	0.07	0.08	0.10
2.30	2.88	0.89	0.74	2.20
2.47	2.97	0.96	0.82	2.30

(0.17)	(0.12)	(0.09)	(0.12)	(0.05)
(0.68)	(0.02)	(2.46)	(0.02)	—
(0.85)	(0.14)	(2.55)	(0.14)	(0.05)
$15.30	$13.68	$10.85	$12.44	$11.76

18.96%	27.63%	9.43%	6.99%	24.26%

$14.88	$16.19	$33.94	$0.14	$0.07

1.06%	1.10%	1.41%	1.14%	1.16%
0.98%	0.98%	0.98%	0.98%	0.98%

1.21%	1.38%	6.44%	0.81%	0.90%
1.30%	1.50%	6.87%	0.97%	1.08%
57%	73%	0%	70%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

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k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $85,788,930 and $90,941,257, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $75,881.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $238 for the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $238 for the Institutional Class shares, which will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $8,981.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $31,016.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $62,327.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

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6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$95,240,010
Gross tax unrealized appreciation	$26,854,958
Gross tax unrealized depreciation	(1,615,759)
Net tax unrealized appreciation	$25,239,199
Undistributed ordinary income	$1,313,651
Undistributed long-term capital gains	17,714,948
Total distributable earnings	$19,028,599
Other accumulated loss	$(2,030,506)
Total accumulated gain	$42,237,292

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards of $2,030,506 that expire on October 31, 2016.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $1,015,253.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$1,313,681	$1,205,688
Long-term capital gain	17,714,965	5,166,822
	$19,028,646	$6,372,510

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,064.00	$5.53
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.44	$5.41

Institutional Class
Actual	$1,000.00	$1,064.50	$5.07
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s expense ratio of 1.08% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

26

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

HENNESSY FUNDS	1-800-966-4354

27

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

2

I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	3.67%	6.81%	12.26%	7.20%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)(2)	3.74%	6.93%	12.53%	7.39%
Russell 1000® Value Index	2.89%	9.31%	13.39%	7.51%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 1.09% (Investor Class); 0.95% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 3, 2008.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Manager, Neil Hennessy, and Portfolio Manager, Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Cornerstone Value Fund returned 3.67%, outperforming the Russell 1000® Value Index and the Morningstar Large Value Category Average, which returned 2.89% and 3.24%, respectively, but underperforming the S&P 500 Index, which returned 4.40%, for the same period.

We are pleased with the performance of the Fund over the six–month period ended April 30, 2015.  Both stock selection and sector allocation contributed to the Fund’s outperformance versus the Russell 1000® Value Index during the period. Stock selection within the Consumer Staples sector was responsible for a majority of the Fund’s relative outperformance. Specifically, the best performing Fund holding was Kraft Foods Group, which increased over 52% during the period. The Fund’s overweight positions in the Consumer Discretionary and Consumer Staples sectors, alongside an underweight position in the Utility sector, also aided relative performance. The main detractor to relative performance was the Fund’s underweight position in and stock selection within the Health Care sector. Notably, the timing of the Fund’s purchase of Baxter International, Inc. and AbbVie, Inc. hampered performance. The Fund no longer holds Kraft but continues to hold Baxter and AbbVie.

Additional Portfolio Manager commentary and related investment outlook:

Over the six-month period, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices

HENNESSYFUNDS.COM

4

have been due, in large part, to uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

We anticipate that the U.S. economy should continue to expand nicely over the next 12 to 18 months, despite recent weak numbers in first quarter GDP growth. Corporations have largely been directing excess cash toward acquisitions, increasing dividends, or stock buybacks, yet we believe there may be a shift in spending towards capital expenditures, which could help drive future growth and also has the potential to reward shareholders over the longer term. We do expect the recent trend of higher dividend payouts to continue, and we believe that investors seeking opportunities to generate income, while maintaining exposure to the upside potential of the equity markets, should do well owning large capitalization, dividend-paying stocks, such as those in the Fund. Of note, as of the end of April, the Fund’s 30-Day SEC Yield for Investor Class shares was 2.27%.

The combination of new highs in the market, coupled with spikes in volatility, suggests that we could see a migration out of high-risk, high-multiple stocks in favor of those with lower risk and more well-established businesses, which we believe should do well if the economy continues its expansion.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index and Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period, expressed as an annual percentage rate.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSY FUNDS	1-800-966-4354

5

Financial Statements

Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Freeport-McMoRan Copper & Gold, Inc.	2.33%
LyondellBasell Industries NV	2.29%
AbbVie, Inc.	2.28%
Microsoft Corp.	2.25%
AES Corp.	2.19%
Marathon Oil Corp.	2.15%
General Electric Co.	2.15%
Royal Bank of Canada	2.12%
Prudential Financial, Inc.	2.07%
The Dow Chemical Co.	2.07%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

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COMMON STOCKS – 95.92%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 11.62%
Ford Motor Co.	179,400	$2,834,520	1.94%
General Motors Co.	79,300	2,780,258	1.90%
Las Vegas Sands Corp.	51,200	2,707,456	1.85%
McDonald’s Corp.	30,800	2,973,740	2.04%
Staples, Inc.	166,800	2,722,176	1.87%
Thomson Reuters Corp. (a)	71,800	2,948,108	2.02%
		16,966,258	11.62%

Consumer Staples – 15.32%
Altria Group, Inc.	53,700	2,687,685	1.84%
General Mills, Inc.	53,900	2,982,826	2.04%
Kellogg Co.	43,400	2,748,522	1.88%
Kimberly Clark Corp.	26,400	2,895,816	1.98%
Philip Morris International, Inc.	35,300	2,946,491	2.02%
Procter & Gamble Co.	33,600	2,671,536	1.83%
Sysco Corp.	71,200	2,636,536	1.81%
The Coca-Cola Co.	69,300	2,810,808	1.92%
		22,380,220	15.32%

Energy – 17.74%
Cenovus Energy, Inc. (a)	139,600	2,627,272	1.80%
Chevron Corp.	25,900	2,876,454	1.97%
ConocoPhillips	42,100	2,859,432	1.96%
Exxon Mobil Corp.	31,200	2,725,944	1.87%
Marathon Oil Corp.	100,900	3,137,990	2.15%
National Oilwell Varco, Inc.	54,100	2,943,581	2.01%
Occidental Petroleum Corp.	35,100	2,811,510	1.92%
Suncor Energy, Inc. (a)	90,600	2,953,560	2.02%
Valero Energy Corp.	52,400	2,981,560	2.04%
		25,917,303	17.74%

Financials – 12.36%
Bank of Nova Scotia (a)	54,300	2,995,731	2.05%
Manulife Financial Corp. (a)	163,500	2,977,335	2.04%
MetLife, Inc.	57,600	2,954,304	2.02%
Prudential Financial, Inc.	37,000	3,019,200	2.07%
Royal Bank of Canada (a)	46,500	3,091,320	2.12%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Toronto-Dominion Bank (a)	65,200	$3,009,632	2.06%
		18,047,522	12.36%

Health Care – 8.21%
AbbVie, Inc.	51,500	3,329,990	2.28%
Baxter International, Inc.	41,000	2,818,340	1.93%
Merck & Co., Inc.	49,000	2,918,440	2.00%
Pfizer, Inc.	86,300	2,928,159	2.00%
		11,994,929	8.21%

Industrials – 8.00%
Caterpillar, Inc.	33,700	2,927,856	2.00%
Emerson Electric Co.	49,800	2,929,734	2.01%
General Electric Co.	115,900	3,138,572	2.15%
Waste Management, Inc.	54,400	2,694,432	1.84%
		11,690,594	8.00%

Information Technology – 4.15%
Microsoft Corp.	67,400	3,278,336	2.25%
Seagate Technology PLC (a)	47,300	2,777,456	1.90%
		6,055,792	4.15%

Materials – 8.63%
Freeport-McMoRan Copper & Gold, Inc.	146,300	3,404,401	2.33%
International Paper Co.	52,700	2,831,044	1.94%
LyondellBasell Industries NV (a)	32,300	3,343,696	2.29%
The Dow Chemical Co.	59,200	3,019,200	2.07%
		12,598,341	8.63%

Telecommunication Services – 7.70%
AT&T, Inc.	82,400	2,854,336	1.96%
BCE, Inc. (a)	64,900	2,862,739	1.96%
CenturyLink, Inc.	72,000	2,589,120	1.77%
Verizon Communications, Inc.	58,200	2,935,608	2.01%
		11,241,803	7.70%

Utilities – 2.19%
AES Corp.	241,000	3,193,250	2.19%

Total Common Stocks
(Cost $118,254,547)		140,086,012	95.92%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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REITS – 1.77%	Number		% of
	of Shares	Value	Net Assets
Financials – 1.77%
Weyerhaeuser Co.	81,900	$2,580,669	1.77%

Total REITS
(Cost $2,875,808)		2,580,669	1.77%

SHORT-TERM INVESTMENTS – 2.37%
Money Market Funds – 2.37%
Fidelity Government Portfolio – Institutional Class, 0.01% (b)	3,467,208	3,467,208	2.37%

Total Short-Term Investments
(Cost $3,467,208)		3,467,208	2.37%

Total Investments
(Cost $124,597,563) – 100.06%		146,133,889	100.06%
Liabilities in Excess
of Other Assets – (0.06)%		(81,665)	(0.06)%
TOTAL NET ASSETS – 100.00%		$146,052,224	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust

(a)	U.S. traded security of a foreign corporation.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$16,966,258	$—	$—	$16,966,258
Consumer Staples	22,380,220	—	—	22,380,220
Energy	25,917,303	—	—	25,917,303
Financials	18,047,522	—	—	18,047,522
Health Care	11,994,929	—	—	11,994,929
Industrials	11,690,594	—	—	11,690,594
Information Technology	6,055,792	—	—	6,055,792
Materials	12,598,341	—	—	12,598,341
Telecommunication Services	11,241,803	—	—	11,241,803
Utilities	3,193,250	—	—	3,193,250
Total Common Stocks	$140,086,012	$—	$—	$140,086,012
REITS
Financials	$2,580,669	$—	$—	$2,580,669
Total REITS	$2,580,669	$—	$—	$2,580,669
Short-Term Investments
Money Market Funds	$3,467,208	$—	$—	$3,467,208
Total Short-Term Investments	$3,467,208	$—	$—	$3,467,208
Total Investments	$146,133,889	$—	$—	$146,133,889

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $124,597,563)	$146,133,889
Cash	23,332
Dividends and interest receivable	278,339
Receivable for fund shares sold	958
Prepaid expenses and other assets	19,739
Total Assets	146,456,257

LIABILITIES:
Payable for fund shares redeemed	232,823
Payable to advisor	87,959
Payable to administrator	37,061
Payable to auditor	11,371
Accrued service fees	11,606
Accrued interest payable	127
Accrued trustees fees	1,807
Accrued expenses and other payables	21,279
Total Liabilities	404,033
NET ASSETS	$146,052,224

NET ASSETS CONSIST OF:
Capital stock	$128,388,722
Accumulated net investment income	1,020,696
Accumulated net realized loss on investments	(4,893,862)
Unrealized net appreciation on investments	21,536,668
Total Net Assets	$146,052,224

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$142,630,034
Shares issued and outstanding	7,640,060
Net asset value, offering price and redemption price per share	$18.67

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$3,422,190
Shares issued and outstanding	183,515
Net asset value, offering price and redemption price per share	$18.65

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$2,475,214
Interest income	151
Total investment income	2,475,365

EXPENSES:
Investment advisory fees (See Note 5)	555,681
Administration, fund accounting, custody and transfer agent fees	75,094
Service fees – Investor Class (See Note 5)	70,854
Sub-transfer agent expenses – Investor Class (See Note 5)	49,598
Sub-transfer agent expenses – Institutional Class (See Note 5)	1,964
Federal and state registration fees	14,920
Audit fees	11,964
Compliance expense	10,883
Reports to shareholders	8,579
Trustees’ fees and expenses	5,062
Legal fees	1,488
Interest expense (See Note 6)	200
Other expenses	6,985
Total expenses	813,272
NET INVESTMENT INCOME	$1,662,093

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$18,925,586
Net change in unrealized depreciation on investments	(15,369,718)
Net gain on investments	3,555,868
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,217,961

(1)	Net of foreign taxes withheld and issuance fees of $55,386.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$1,662,093	$3,315,800
Net realized gain on investments	18,925,586	8,660,346
Net change in unrealized appreciation (depreciation)
on investments	(15,369,718)	4,550,966
Net increase in net assets resulting from operations	5,217,961	16,527,112

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(3,147,811)	(3,513,687)
Institutional Class	(257,598)	(87,011)
Total distributions	(3,405,409)	(3,600,698)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,258,765	3,491,144
Proceeds from shares subscribed – Institutional Class	566,646	14,793,692
Dividends reinvested – Investor Class	2,823,170	3,144,019
Dividends reinvested – Institutional Class	243,110	73,379
Cost of shares redeemed – Investor Class	(8,488,779)	(12,672,806	)(1)
Cost of shares redeemed – Institutional Class	(7,850,705)	(9,101,431)
Net decrease in net assets derived
from capital share transactions	(11,447,793)	(272,003)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,635,241)	12,654,411

NET ASSETS:
Beginning of period	155,687,465	143,033,054
End of period	$146,052,224	$155,687,465
Undistributed net investment income, end of period	$1,020,696	$2,764,012

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	68,717	198,545
Shares sold – Institutional Class	30,611	838,952
Shares issued to holders as
reinvestment of dividends – Investor Class	155,034	183,861
Shares issued to holders as
reinvestment of dividends – Institutional Class	13,365	4,296
Shares redeemed – Investor Class	(463,894)	(721,925)
Shares redeemed – Institutional Class	(438,784)	(506,582)
Net decrease in shares outstanding	(634,951)	(2,853)

(1)	Net of redemption fees of $2,165 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.41

Income from investment operations:
Net investment income	0.21
Net realized and unrealized gains on investments	0.46
Total from investment operations	0.67

Less distributions:
Dividends from net investment income	(0.41)
Total distributions	(0.41)
Net asset value, end of period	$18.67

TOTAL RETURN	3.67	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$142.63
Ratio of expenses to average net assets	1.09	%(2)
Ratio of net investment income to average net assets	2.20	%(2)
Portfolio turnover rate(3)	43	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$16.90	$14.02	$12.84	$12.53	$10.63

0.39	0.42	0.37	0.45	0.29
1.55	2.84	1.23	0.23	1.81
1.94	3.26	1.60	0.68	2.10

(0.43)	(0.38)	(0.42)	(0.37)	(0.20)
(0.43)	(0.38)	(0.42)	(0.37)	(0.20)
$18.41	$16.90	$14.02	$12.84	$12.53

11.69%	23.84%	12.79%	5.58%	19.98%

$145.04	$138.94	$124.99	$116.41	$155.87
1.17%	1.22%	1.26%	1.31%	1.29%
2.18%	2.60%	2.67%	2.94%	2.33%
34%	41%	47%	40%	91%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.41

Income from investment operations:
Net investment income	0.19
Net realized and unrealized gains on investments	0.49
Total from investment operations	0.68

Less distributions:
Dividends from net investment income	(0.44)
Total distributions	(0.44)
Net asset value, end of period	$18.65

TOTAL RETURN	3.74	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.42
Ratio of expenses to average net assets:
Before expense reimbursement	0.96	%(2)
After expense reimbursement	0.96	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.43	%(2)
After expense reimbursement	2.43	%(2)
Portfolio turnover rate(3)	43	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$16.92	$14.04	$12.86	$12.54	$10.63

0.59	0.50	0.45	0.36	0.30
1.37	2.80	1.19	0.37	1.83
1.96	3.30	1.64	0.73	2.13

(0.47)	(0.42)	(0.46)	(0.41)	(0.22)
(0.47)	(0.42)	(0.46)	(0.41)	(0.22)
$18.41	$16.92	$14.04	$12.86	$12.54

11.82%	24.13%	13.13%	6.00%	20.31%

$10.65	$4.09	$2.53	$1.17	$1.35

1.03%	1.10%	1.20%	1.14%	1.10%
0.98%	0.98%	0.98%	0.98%	0.98%

2.30%	2.64%	2.72%	3.04%	2.52%
2.35%	2.76%	2.94%	3.20%	2.64%
34%	41%	47%	40%	91%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy Mutual Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio,

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such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $64,297,731 and $78,508,932, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.74%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $87,959.

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In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of April 30, 2015 were $11,606.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $51,562.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $75,094.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average

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interest rate of $13,260 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $577,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$118,984,864
Gross tax unrealized appreciation	$38,089,071
Gross tax unrealized depreciation	(1,595,036)
Net tax unrealized appreciation	$36,494,035
Undistributed ordinary income	$2,764,012
Undistributed long-term capital gains	—
Total distributable earnings	$2,764,012
Other accumulated loss	$(23,407,097)
Total accumulated gain	$15,850,950

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards of $23,407,097 that expire on October 31, 2017.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $8,659,648.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$3,405,409	$3,600,698
Long-term capital gain	—	—
	$3,405,409	$3,600,698

HENNESSYFUNDS.COM

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,036.70	$5.50
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.39	$5.46

Institutional Class
Actual	$1,000.00	$1,037.40	$4.85
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.03	$4.81

(1)
Expenses are equal to the Fund’s expense ratio of 1.09% for Investor Class shares or 0.96% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund;

•	manages proxy voting for the Fund; and

•	holds a perpetual, royalty-free, exclusive license to the formula used for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

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•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY LARGE VALUE FUND

Investor Class  HLVFX
Institutional Class  HLVIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Expense Example	30
Proxy Voting	32
Quarterly Filings on Form N-Q	32
Federal Tax Distribution Information	32
Householding	32
Board Approval of Investment Advisory Agreements	33

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Value Fund –
Investor Class (HLVFX)	4.21%	10.64%	12.08%	5.94%
Hennessy Large Value Fund –
Institutional Class (HLVIX)(2)	4.30%	10.87%	12.48%	6.17%
Russell 1000® Value Index	2.89%	9.31%	13.39%	7.51%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 1.21% (Investor Class); 1.11% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Large Value Fund.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 20, 2009.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE
RBC GLOBAL ASSET MANAGEMENT (U.S.) INC., SUB-ADVISOR

Portfolio Managers Stuart Lippe, Barbara Browning, CFA, and Adam Scheiner, CFA, RBC Global Asset Management (U.S.) Inc. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Large Value Fund returned 4.21%, outperforming the Russell 1000® Value Index and the Morningstar Large Value Category Average, which returned 2.89% and 3.24%, respectively, but slightly underperforming the S&P 500 Index, which returned 4.40%, for the same period.

The Fund’s relative outperformance was due primarily to favorable stock selection in the Consumer Staples, Financials, and Information Technology sectors, which outweighed the adverse stock selection in the Energy, Industrials, and Utilities sectors. Performance due to sector allocation decisions was essentially flat, as the Fund’s sector neutral mandate, by design, limits the impact of sector weighting decisions, with the Fund’s managers instead making bets at the industry level. The positive effect of the modest overweight position in the Consumer Discretionary sector was partially offset by the adverse effects of a slight underweight position in the Health Care sector and a modest overweight position in the Materials sector.

Within the Consumer Staples sector, Kraft Foods Group, Inc. (+46%), a food and beverage product manufacturer, and Kroger Co. (+24%), a retail food and drug store

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operator, were both strong performers. Kraft was bought out by 3G in the first quarter of 2015 with the intention to merge it with Heinz. The combined company, which is valued at over $50 billion, should create synergies for both companies. Kroger has been executing well despite being in a competitive space, and investors favor the company due to its domestic focus and limited overseas exposure. Kroger is also benefitting from lower fuel costs. In addition, the Fund’s position in CVS Health Corp. (+16%) added to performance within the Consumer Staples sector. The Fund no longer holds Kroger.

The Financials sector was also a significant contributor to relative performance. E*TRADE Financial Corp. (+18%), a financial services company, was the largest contributor to performance within the sector. The company restructured its debt in March and is now at its optimal debt level, which may lead to longer term earnings expansion. The Fund no longer holds E*TRADE. The Fund also benefitted from not holding some poor-performing stocks in the sector, including Genworth Financial, Inc. (-37%), Nationstar Mortgage Holdings, Inc. (-29%), and Rayoneir (-22%).

Our stock selection within the Information Technology sector positively contributed to performance as well. Skyworks Solutions, Inc. (+59%), a semiconductor manufacturer, was the top performer in the portfolio within this sector, as the company had a fabulous fourth quarter, exhibiting solid execution and growth across all of their mobile platforms including Apple, Samsung and Chinese smartphone vendors. In addition, the company raised its dividend and announced a $300 million stock buyback program. Skyworks was also added to the S&P 500 Index, which increases its potential investor base. The Fund continues to hold Skyworks.

On the negative side of the ledger, stock selection in the Energy sector detracted from relative performance.  Oil and gas exploration and production companies Whiting Petroleum Corp. (-56%) and Marathon Oil Corp. (-10%) declined, primarily due to the sharp drop in oil prices at the end of 2014.  In the fourth quarter of 2014, the energy sector was the worst performing sector by far, with all but seven stocks in the Russell 1000® Value Index in negative territory. Marathon Oil and Whiting Petroleum were no exception, as the stocks plunged despite both companies having beaten earnings estimates. The Fund no longer holds Whiting Petroleum but does still hold Marathon Oil.

Within the Industrials sector, the largest detractor from performance was construction and mining equipment manufacturer Caterpillar, Inc. (-25%). The stock was down due to concerns that lower energy prices would affect its earnings, and the company lowered its guidance. Partially offsetting Caterpillar’s negative performance in the sector was our position in Southwest Airlines Co. (+17%). The mostly domestic airline has done well, benefitting from lower fuel prices as well as its lack of exposure to currency risk and weakening global markets. The Fund no longer holds Caterpillar but does still hold Southwest Airlines.

As we move into the middle of 2015, with the S&P 500 having more than tripled since the market low of 666.79 on March 31, 2009, questions abound as to how much further this bull market can run. Challenges clearly remain: the slowdown in earnings growth continues with each advance in the value of a dollar and each decline in the price of oil; mildly stretched equity valuations; seemingly stagnant wage growth; continued uncertainty as to the next steps to be taken by the Federal Reserve regarding timing and magnitude of interest rate increases; and, finally the omnipresent geopolitical risks in areas such as Ukraine, Middle East, China, and Greece.  However, despite these headwinds, there remains much to be optimistic about.  The U.S. economy, though perhaps not quite as robust as once thought, appears to be on solid footing exhibiting steady growth and an accelerating demand for labor market. Fuller equity valuations do not appear to be

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significantly stretched as ratios such as price to earnings, price to cash flow, price to book value, and enterprise value/EBITDA remain at or near their 15-year averages. Significant cash balances on company balance sheets should drive further increases in dividends, buybacks, and merger and acquisition activity, and low oil prices should eventually positively impact consumer spending as additional disposable income is realized.  Finally, while the Federal Reserve remains a wild card of sorts, we anticipate any changes in policy or subsequent interest rate increases will likely be modest in scope and implemented at a controlled pace, so as to allow markets time to adjust as we move towards a more normalized interest rate environment.  Similar to in recent quarters, we expect continued equity market volatility as many of the above issues play out, but we believe that times of such volatility represent fertile environments for active management, as significant market moves provide opportunities for the patient, long-term focused investor.

We remain confident in our stock selection-driven process and in our ability to find special-situation stocks that have the potential to outperform regardless of the market environment. While investment decisions are based on fundamental, bottom-up research and our sector-neutral mandate requires investment in all ten major sectors, there are a number of industry-based themes that we believe could lead to outperformance moving forward in 2015.  Within the Consumer Discretionary sector, we are overweight department stores and multiline retail at the expense of specialty retail.  Specialty retailers tend to be more mall based, and mall traffic continues to deteriorate as online spending increases, and they also tend to be more fashion driven and promotional.  Department stores and multiline retailers are insulated somewhat by their breadth of offerings, are less reliant on mall foot traffic, and are generally farther ahead in building online and “omnichannel” capabilities. Within the Health Care sector, increasing enrollment in health care programs, prompted by national health care reforms, specifically with regard to managed care, offer support for our overweight position in health care providers and service. In regard to Technology, trends in the industry continue to favor companies exposed to the secular growth areas of mobile content, cloud, and IT as a service. We continue to look for attractively valued opportunities in these areas rather than the legacy enterprise IT names. We are overweight semiconductors as we look for exposure to the Internet of Things (IoT).  Essentially, IoT is the idea of everyday things becoming “connected” or “smart.” This transition is occurring in autos through infotainment offerings, safety features, and fuel efficiency mechanisms that all require integrated circuits and sensors to communicate, measure, and process data. The theme is also accelerating in industrial automation, appliances, and fitness wearables. While IoT is still in its infancy, we are seeing strong penetration in autos and other industrial end markets.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Value Index is an unmanaged index commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Price to earnings, price to cash flow, price to book value, and enterprise value/EBITDA are common measures of a company’s relative valuation.  Price to earnings is calculated by dividing a company’s

HENNESSYFUNDS.COM

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market price per share by its earnings per share.  Price to cash flow is calculated by dividing a company’s market price per share by its cash flow per share.  Price to book value is calculated by dividing a company’s market price per share by its net asset value (total assets minus intangible assets and liabilities) per share.  Enterprise value/EBITDA measures a company’s total value (calculated as the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents) divided by its financial performance in the form of EBITDA (earnings before interest, taxes, depreciation and amortization).

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance does not guarantee future results.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY LARGE VALUE FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Pfizer, Inc.	3.46%
Exxon Mobil Corp.	3.30%
Wells Fargo & Co.	3.27%
J.P. Morgan Chase & Co.	3.24%
CVS Health Corp.	3.02%
Johnson & Johnson	2.80%
Medtronic PLC	2.61%
DTE Energy Co.	2.41%
Marathon Oil Corp.	2.29%
Citigroup, Inc.	2.24%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSYFUNDS.COM

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COMMON STOCKS – 96.15%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.97%
Advance Auto Parts, Inc.	4,970	$710,710	0.47%
Carnival Corp. (b)	21,580	948,873	0.63%
Dish Network Corp. (a)	15,400	1,041,964	0.69%
Ford Motor Co.	117,045	1,849,311	1.22%
Lowes Companies, Inc.	20,850	1,435,731	0.95%
Macy’s, Inc.	16,560	1,070,273	0.71%
Target Corp.	28,085	2,213,940	1.46%
The Walt Disney Co.	25,535	2,776,165	1.84%
		12,046,967	7.97%

Consumer Staples – 5.65%
Altria Group, Inc.	33,690	1,686,185	1.11%
CVS Health Corp.	45,920	4,559,397	3.02%
Kroger Co.	5,400	372,114	0.25%
Procter & Gamble Co.	24,085	1,914,998	1.27%
		8,532,694	5.65%

Energy – 11.44%
Anadarko Petroleum Corp.	34,290	3,226,689	2.14%
Chevron Corp.	14,105	1,566,501	1.04%
ConocoPhillips	32,320	2,195,174	1.45%
Exxon Mobil Corp.	57,150	4,993,195	3.30%
Helmerich & Payne, Inc.	8,510	663,525	0.44%
Marathon Oil Corp.	111,245	3,459,720	2.29%
Valero Energy Corp.	20,835	1,185,512	0.78%
		17,290,316	11.44%

Financials – 25.44%
Affiliated Managers Group, Inc. (a)	8,640	1,953,763	1.29%
Allstate Corp.	35,835	2,496,266	1.65%
American International Group, Inc.	25,635	1,442,994	0.96%
Bank of America Corp.	130,880	2,084,918	1.38%
BlackRock, Inc.	6,780	2,467,513	1.63%
Citigroup, Inc.	63,385	3,379,688	2.24%
East West Bancorp, Inc.	19,860	806,117	0.53%
Forest City Enterprises, Inc. (a)	56,885	1,351,588	0.90%
Hartford Financial Services Group, Inc.	62,540	2,549,756	1.69%

The accompanying notes are an integral part of these financial statements.

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9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
J.P. Morgan Chase & Co.	77,465	$4,900,436	3.24%
KeyCorp	142,490	2,058,980	1.36%
Marsh & McLennan Companies, Inc.	40,365	2,266,898	1.50%
MetLife, Inc.	26,150	1,341,234	0.89%
Morgan Stanley	43,415	1,619,814	1.07%
SunTrust Banks, Inc.	36,589	1,518,444	1.01%
Voya Financial, Inc.	29,650	1,255,381	0.83%
Wells Fargo & Co.	89,560	4,934,756	3.27%
		38,428,546	25.44%

Health Care – 13.65%
Aetna, Inc.	14,835	1,585,416	1.05%
CIGNA Corp.	18,850	2,349,464	1.55%
Johnson & Johnson	42,610	4,226,912	2.80%
McKesson Corp.	14,740	3,292,916	2.18%
Medtronic PLC (b)	53,035	3,948,456	2.61%
Pfizer, Inc.	154,035	5,226,408	3.46%
		20,629,572	13.65%

Industrials – 11.05%
CSX Corp.	14,890	537,380	0.36%
Danaher Corp.	28,190	2,308,197	1.53%
Dover Corp.	9,541	722,444	0.48%
FedEx Corp.	5,145	872,438	0.58%
General Dynamics Corp.	8,190	1,124,651	0.74%
General Electric Co.	66,060	1,788,905	1.18%
Honeywell International, Inc.	22,640	2,284,829	1.51%
Ingersoll-Rand PLC (b)	19,415	1,278,284	0.85%
Northrop Grumman Corp.	8,670	1,335,527	0.88%
Ryder System, Inc.	12,809	1,221,466	0.81%
Southwest Airlines Co.	32,360	1,312,521	0.87%
United Technologies Corp.	16,795	1,910,431	1.26%
		16,697,073	11.05%

Information Technology – 10.89%
Apple, Inc.	9,390	1,175,158	0.78%
Autodesk, Inc. (a)	22,530	1,280,380	0.85%
Broadcom Corp.	28,825	1,274,209	0.84%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
EMC Corp.	57,060	$1,535,485	1.02%
Hewlett-Packard Co.	30,675	1,011,355	0.67%
LAM Research Corp.	17,805	1,345,702	0.89%
Microsoft Corp.	60,565	2,945,882	1.95%
NXP Semiconductors NV (a)(b)	24,575	2,362,149	1.56%
SanDisk Corp.	10,665	713,915	0.47%
Skyworks Solutions, Inc.	17,005	1,568,711	1.04%
Western Digital Corp.	12,675	1,238,854	0.82%
		16,451,800	10.89%

Materials – 3.22%
Ashland, Inc.	9,740	1,230,746	0.81%
CF Industries Holdings, Inc.	3,930	1,129,757	0.75%
Huntsman Corp.	33,855	780,358	0.52%
Rock-Tenn Co.	27,295	1,719,039	1.14%
		4,859,900	3.22%

Telecommunication Services – 1.40%
T- Mobile US, Inc. (a)	28,115	957,035	0.64%
Verizon Communications, Inc.	22,830	1,151,545	0.76%
		2,108,580	1.40%

Utilities – 5.44%
American Electric Power, Inc.	31,750	1,805,622	1.20%
DTE Energy Co.	45,725	3,641,082	2.41%
Exelon Corp.	49,760	1,692,835	1.12%
TECO Energy, Inc.	56,710	1,074,655	0.71%
		8,214,194	5.44%

Total Common Stocks
(Cost $114,299,161)		145,259,642	96.15%

REITS – 3.21%

Financials – 3.21%
Kilroy Realty Corp.	40,429	2,870,055	1.90%
Simon Property Group, Inc.	10,933	1,984,230	1.31%

Total REITS
(Cost $3,281,682)		4,854,285	3.21%

The accompanying notes are an integral part of these financial statements.

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11

SHORT-TERM INVESTMENTS – 0.62%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.62%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	938,086	$938,086	0.62%

Total Short-Term Investments
(Cost $938,086)		938,086	0.62%

Total Investments
(Cost $118,518,929) – 99.98%		151,052,013	99.98%
Other Assets in
Excess of Liabilities – 0.02%		29,765	0.02%
TOTAL NET ASSETS – 100.00%		$151,081,778	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$12,046,967	$—	$—	$12,046,967
Consumer Staples	8,532,694	—	—	8,532,694
Energy	17,290,316	—	—	17,290,316
Financials	38,428,546	—	—	38,428,546
Health Care	20,629,572	—	—	20,629,572
Industrials	16,697,073	—	—	16,697,073
Information Technology	16,451,800	—	—	16,451,800
Materials	4,859,900	—	—	4,859,900
Telecommunication Services	2,108,580	—	—	2,108,580
Utilities	8,214,194	—	—	8,214,194
Total Common Stocks	$145,259,642	$—	$—	$145,259,642
REITS
Financials	$4,854,285	$—	$—	$4,854,285
Total REITS	$4,854,285	$—	$—	$4,854,285
Short-Term Investments
Money Market Funds	$938,086	$—	$—	$938,086
Total Short-Term Investments	$938,086	$—	$—	$938,086
Total Investments	$151,052,013	$—	$—	$151,052,013

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $118,518,929)	$151,052,013
Dividends and interest receivable	98,189
Receivable for fund shares sold	525
Receivable for securities sold	299,827
Prepaid expenses and other assets	23,509
Total Assets	151,474,063

LIABILITIES:
Payable for securities purchased	160,915
Payable for fund shares redeemed	36,638
Payable to advisor	106,904
Payable to administrator	38,515
Payable to auditor	10,897
Accrued service fees	12,544
Accrued trustees fees	2,040
Accrued expenses and other payables	23,832
Total Liabilities	392,285
NET ASSETS	$151,081,778

NET ASSETS CONSIST OF:
Capital stock	$114,324,847
Accumulated net investment income	274,946
Accumulated net realized gain on investments	3,948,901
Unrealized net appreciation on investments	32,533,084
Total Net Assets	$151,081,778

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$150,708,808
Shares issued and outstanding	4,365,005
Net asset value, offering price and redemption price per share	$34.53

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$372,970
Shares issued and outstanding	10,773
Net asset value, offering price and redemption price per share	$34.62

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,501,043
Interest income	72
Total investment income	1,501,115

EXPENSES:
Investment advisory fees (See Note 5)	645,480
Service fees – Investor Class (See Note 5)	75,733
Administration, fund accounting, custody and transfer agent fees	75,458
Sub-transfer agent expenses – Investor Class (See Note 5)	56,043
Sub-transfer agent expenses – Institutional Class (See Note 5)	119
Federal and state registration fees	14,706
Audit fees	11,456
Compliance expense	10,883
Reports to shareholders	9,727
Trustees’ fees and expenses	4,951
Legal fees	1,488
Other expenses	6,976
Total expenses before reimbursement by advisor	913,020
Expense reimbursement by advisor – Institutional Class (See Note 5)	(144)
Net expenses	912,876
NET INVESTMENT INCOME	$588,239

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,314,880
Net change in unrealized appreciation on investments	1,408,683
Net gain on investments	5,723,563
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,311,802

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$588,239	$1,189,360
Net realized gain on investments	4,314,880	18,120,591
Net change in unrealized appreciation on investments	1,408,683	384,704
Net increase in net assets resulting from operations	6,311,802	19,694,655

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,223,835)	(1,140,763)
Institutional Class	(4,422)	(3,752)
Net realized gains
Investor Class	(6,143,232)	—
Institutional Class	(16,453)	—
Total distributions	(7,387,942)	(1,144,515)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	938,206	1,675,893
Proceeds from shares subscribed – Institutional Class	13,177	60,482
Dividends reinvested – Investor Class	7,104,575	1,092,130
Dividends reinvested – Institutional Class	20,495	3,353
Cost of shares redeemed – Investor Class	(7,509,441)	(13,509,532)
Cost of shares redeemed – Institutional Class	(56,344)	(46,510)
Net increase (decrease) in net assets derived from
capital share transactions	510,668	(10,724,184)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(565,472)	7,825,956

NET ASSETS:
Beginning of period	151,647,250	143,821,294
End of period	$151,081,778	$151,647,250
Undistributed net investment income, end of period	$274,946	$914,964

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	27,392	51,293
Shares sold – Institutional Class	376	1,784
Shares issued to holders as reinvestment
of dividends – Investor Class	208,039	34,322
Shares issued to holders as reinvestment
of dividends – Institutional Class	598	105
Shares redeemed – Investor Class	(217,915)	(412,605)
Shares redeemed – Institutional Class	(1,607)	(1,408)
Net increase (decrease) in shares outstanding	16,883	(326,509)

The accompanying notes are an integral part of these financial statements.

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17

Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$34.79

Income from investment operations:
Net investment income	0.12
Net realized and unrealized gains on investments	1.31
Total from investment operations	1.43

Less distributions:
Dividends from net investment income	(0.27)
Dividends from net realized gains	(1.42)
Total distributions	(1.69)
Net asset value, end of period	$34.53

TOTAL RETURN	4.21	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$150.71
Ratio of expenses to average net assets:
Before expense reimbursement	1.20	%(2)
After expense reimbursement	1.20	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.77	%(2)
After expense reimbursement	0.77	%(2)
Portfolio turnover rate(3)	39	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$30.70	$24.71	$21.47	$20.57	$18.88

0.28	0.28	0.28	0.22	0.14
4.06	6.00	3.14	0.89	1.78
4.34	6.28	3.42	1.11	1.92

(0.25)	(0.29)	(0.18)	(0.21)	(0.23)
—	—	—	—	—
(0.25)	(0.29)	(0.18)	(0.21)	(0.23)
$34.79	$30.70	$24.71	$21.47	$20.57

14.20%	25.64%	16.07%	5.36%	10.22%

$151.25	$143.48	$125.00	$123.97	$131.54

1.28%	1.33%	1.40%	1.38%	1.41%
1.28%	1.33%	1.40%	1.38%	1.38%

0.80%	0.98%	1.16%	0.97%	0.64%
0.80%	0.98%	1.16%	0.97%	0.67%
85%	91%	111%	149%	146%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$34.94

Income from investment operations:
Net investment income	0.15
Net realized and unrealized gains on investments	1.32
Total from investment operations	1.47

Less distributions:
Dividends from net investment income	(0.36)
Dividends from net realized gains	(1.43)
Total distributions	(1.79)
Net asset value, end of period	$34.62

TOTAL RETURN	4.30	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.37
Ratio of expenses to average net assets:
Before expense reimbursement	1.09	%(2)
After expense reimbursement	1.02	%(2)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.89	%(2)
After expense reimbursement	0.96	%(2)
Portfolio turnover rate(3)	39	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Year Ended October 31,
2014	2013	2012	2011	2010

$30.83	$24.83	$21.56	$20.65	$18.92

0.34	0.49	0.39	0.27	0.21
4.11	5.90	3.15	0.92	1.80
4.45	6.39	3.54	1.19	2.01

(0.34)	(0.39)	(0.27)	(0.28)	(0.28)
—	—	—	—	—
(0.34)	(0.39)	(0.27)	(0.28)	(0.28)
$34.94	$30.83	$24.83	$21.56	$20.65

14.55%	26.08%	16.58%	5.76%	10.65%

$0.40	$0.34	$0.06	$0.04	$0.04

1.18%	1.14%	1.22%	1.21%	1.22%
0.98%	0.98%	0.98%	0.98%	0.98%

0.91%	1.07%	1.29%	1.13%	0.80%
1.11%	1.23%	1.53%	1.36%	1.04%
85%	91%	111%	149%	146%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years

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are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market

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participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $58,860,462 and $64,479,690, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.85%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $106,904.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, RBC Global Asset Management (U.S.) Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

In the past, the Advisor has agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) exceeded 0.98% of the Fund’s net assets for the Institutional Class shares of the Fund.  The expense limitation agreement for the Institutional Class shares could only be terminated by the Board and was terminated by the Board as of February 28, 2015.

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For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $144 for the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $153 for Institutional Class shares, of which $9 will expire on October 31, 2017, and $144 will expire on October 31, 2018.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of April 30, 2015 were $12,544.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $56,162.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS during the six months ended April 30, 2015 were $75,458.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

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7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$120,221,801
Gross tax unrealized appreciation	$32,755,766
Gross tax unrealized depreciation	(1,974,247)
Net tax unrealized appreciation	$30,781,519
Undistributed ordinary income	$914,964
Undistributed long-term capital gains	6,159,647
Total distributable earnings	$7,074,611
Other accumulated loss	$(23,059)
Total accumulated gain	$37,833,071

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $12,046,824.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$1,228,257	$1,144,515
Long-term capital gain	6,159,685	—
	$7,387,942	$1,144,515

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,042.10	$6.08
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.84	$6.01

Institutional Class
Actual	$1,000.00	$1,043.00	$5.17
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.74	$5.11

(1)
Expenses are equal to the Fund’s expense ratio of 1.20% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•	The Advisor oversees the sub-advisor for the Fund and the sub-advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and other service providers, conducting on-site visits to the sub-advisor and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	The sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

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•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and the sub-advisor each provide a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fee of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

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•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	2.22%	4.95%	10.50%	5.65%
75/25 Blended DJIA/Treasury Index*	2.88%	7.58%	9.77%	6.91%
Dow Jones Industrial Average	3.78%	10.11%	12.99%	8.53%

Expense ratio: 1.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

PERFORMANCE NARRATIVE

Portfolio Managers Neil Hennessy and Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Hennessy Total Return Fund returned 2.22%, underperforming the 75/25 Blended DJIA/Treasury Index*, the Dow Jones Industrial Average and the Morningstar Large Value Category Average, which returned 2.88%, 3.78% and 3.24% for the same period, respectively.

The Fund’s roughly 25% weighting in U.S. Treasuries was a detriment to overall Fund performance compared to its equity benchmarks for the period ended April 30, 2015. The Fund’s relative underperformance versus the Dow Jones Industrial Average was primarily due to sector allocation. The Fund’s overweight positions in the Consumer Staples and Energy sectors were responsible for nearly all of the Fund’s relative underperformance. The performance of stocks that the Fund did not own also contributed to underperformance: UnitedHealth Group Incorporated and Wal-Mart Stores, Inc., each of which posted returns north of 15% for the period, added strongly to the Dow’s return, and therefore, to the Fund’s relative underperformance. The positive effect of the Fund’s overweight position versus the benchmark in Cisco Systems, Inc., which was up nearly 20% for the six-month period, was not enough to close the gap that the sector allocation weakness caused. The Fund continues to hold Cisco.

Because the Fund holds approximately 25% of its assets in U.S. Treasuries, it did not fully capture the performance of the equity markets over the six-month period. While the Fund’s portfolio may underperform its benchmarks in periods when equities rise sharply, we would expect it to perform better than its equity benchmarks if markets were to fall sharply, due to the Fund’s investment in short-term U.S. Treasuries.

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Additional Portfolio Manager commentary and related investment outlook:

Over the six-month period ended April 30, 2015, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices have been due, in large part, to uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

As the markets reach new highs and investors become increasingly wary of a potential pullback, we believe that we could see a flow of assets into the perceived “safety” of very large, dividend-paying companies. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio holds entirely what we would deem to be high quality companies, each with a relatively high dividend yield. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the high dividend-yielding “Dogs of the Dow” (the methodology employed within the Hennessy Total Return Fund), provide an excellent way to gain exposure to the equity market, while potentially limiting downside risk.

*
The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the BofA Merrill Lynch 90-day U.S. Treasury Bill Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 90-day U.S. Treasury Bill Index is an unmanaged index of Treasury securities maturing in 90 days. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Dividend Yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY TOTAL RETURN FUND

(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.025%, 07/16/2015	25.55%
U.S. Treasury Bill, 0.040%, 06/18/2015	20.44%
U.S. Treasury Bill, 0.015%, 05/21/2015	17.88%
Pfizer, Inc.	8.34%
Merck & Co., Inc.	7.72%
General Electric Co.	7.42%
Verizon Communications, Inc.	7.38%
McDonald’s Corp.	7.26%
Chevron Corp.	6.87%
Cisco Systems, Inc.	6.80%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 74.08%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.26%
McDonald’s Corp.	58,900	$5,686,795	7.26%

Consumer Staples – 11.02%
Procter & Gamble Co.	65,700	5,223,807	6.67%
The Coca-Cola Co.	83,900	3,402,984	4.35%
		8,626,791	11.02%

Energy – 9.97%
Chevron Corp.	48,400	5,375,304	6.87%
Exxon Mobil Corp.	27,800	2,428,886	3.10%
		7,804,190	9.97%

Health Care – 16.06%
Merck & Co., Inc.	101,500	6,045,340	7.72%
Pfizer, Inc.	192,500	6,531,525	8.34%
		12,576,865	16.06%

Industrials – 8.54%
Caterpillar, Inc.	10,100	877,488	1.12%
General Electric Co.	214,400	5,805,952	7.42%
		6,683,440	8.54%

Information Technology – 7.37%
Cisco Systems, Inc.	184,500	5,319,135	6.80%
Intel Corp.	13,800	449,190	0.57%
		5,768,325	7.37%

Telecommunication Services – 13.86%
AT&T, Inc.	146,600	5,078,224	6.48%
Verizon Communications, Inc.	114,500	5,775,380	7.38%
		10,853,604	13.86%

Total Common Stocks
(Cost $48,636,645)		58,000,010	74.08%
The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 66.09%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.22%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	1,737,434	$1,737,434	2.22%

U.S. Treasury Bills (c) – 63.87%
0.015%, 05/21/2015 (b)	14,000,000	13,999,958	17.88%
0.040%, 06/18/2015 (b)	16,000,000	15,999,573	20.44%
0.025%, 07/16/2015 (b)	20,000,000	20,000,001	25.55%
		49,999,532	63.87%

Total Short-Term Investments
(Cost $51,736,332)		51,736,966	66.09%

Total Investments
(Cost $100,372,977) – 140.17%		109,736,976	140.17%
Liabilities in Excess
of Other Assets – (40.17)%		(31,447,330)	(40.17)%
TOTAL NET ASSETS – 100.00%		$78,289,646	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2015.
(b)	The rate listed is discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$5,686,795	$—	$—	$5,686,795
Consumer Staples	8,626,791	—	—	8,626,791
Energy	7,804,190	—	—	7,804,190
Health Care	12,576,865	—	—	12,576,865
Industrials	6,683,440	—	—	6,683,440
Information Technology	5,768,325	—	—	5,768,325
Telecommunication Services	10,853,604	—	—	10,853,604
Total Common Stocks	$58,000,010	$—	$—	$58,000,010
Short-Term Investments
Money Market Funds	$1,737,434	$—	$—	$1,737,434
U.S. Treasury Bills	—	49,999,532	—	49,999,532
Total Short-Term Investments	$1,737,434	$49,999,532	$—	$51,736,966
Total Investments	$59,737,444	$49,999,532	$—	$109,736,976

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$8,995,000	Jefferies LLC	0.25%	2/6/15	5/21/15	$9,001,496
8,995,000	Jefferies LLC	0.25%	3/20/15	6/18/15	9,000,622
13,492,500	Jefferies LLC	0.25%	4/10/15	7/16/15	13,501,589
$31,482,500					$31,503,707

As of April 30, 2015, the fair value of securities held as collateral for reverse repurchase agreements was $49,999,532 as noted on the Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $100,372,977)	$109,736,976
Dividends and interest receivable	182,518
Receivable for fund shares sold	102,988
Prepaid expenses and other assets	10,549
Total Assets	110,033,031

LIABILITIES:
Payable for fund shares redeemed	54,751
Payable to advisor	38,468
Payable to administrator	20,338
Payable to auditor	10,423
Accrued distribution fees	87,307
Accrued service fees	6,412
Reverse repurchase agreements	31,482,500
Accrued interest payable	9,726
Accrued trustees fees	946
Accrued expenses and other payables	32,514
Total Liabilities	31,743,385
NET ASSETS	$78,289,646

NET ASSETS CONSIST OF:
Capital stock	$66,123,174
Accumulated net investment income	146,882
Accumulated net realized gain on investments	2,655,591
Unrealized net appreciation on investments	9,363,999
Total Net Assets	$78,289,646

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$78,289,646
Shares issued and outstanding	5,422,708
Net asset value, offering price and redemption price per share	$14.44

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,077,804
Interest income	1,960
Total investment income	1,079,764

EXPENSES:
Investment advisory fees (See Note 5)	240,125
Distribution fees – Investor Class (See Note 5)	60,031
Administration, fund accounting, custody and transfer agent fees	40,821
Interest expense (See Notes 6 and 8)	40,166
Service fees – Investor Class (See Note 5)	40,021
Sub-transfer agent expenses – Investor Class (See Note 5)	29,977
Audit fees	10,951
Compliance expense	10,883
Federal and state registration fees	10,001
Reports to shareholders	6,032
Trustees’ fees and expenses	2,950
Legal fees	992
Other expenses	4,588
Total expenses	497,538
NET INVESTMENT INCOME	$582,226

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,795,921
Net change in unrealized depreciation on investments	(1,639,253)
Net gain on investments	1,156,668
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,738,894

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$582,226	$1,124,705
Net realized gain on investments	2,795,921	7,876,199
Net change in unrealized depreciation on investments	(1,639,253)	(2,312,252)
Net increase in net assets resulting from operations	1,738,894	6,688,652

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(546,733)	(1,079,733)
Net realized gains – Investor Class	(5,767,007)	—
Total distributions	(6,313,740)	(1,079,733)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,421,351	6,812,637
Dividends reinvested – Investor Class	5,920,291	1,006,867
Cost of shares redeemed – Investor Class	(9,371,941)	(19,774,754)
Net decrease in net assets derived
from capital share transactions	(1,030,299)	(11,955,250)
TOTAL DECREASE IN NET ASSETS	(5,605,145)	(6,346,331)

NET ASSETS:
Beginning of period	83,894,791	90,241,122
End of period	$78,289,646	$83,894,791
Undistributed net investment income, end of period	$146,882	$111,389

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	163,991	461,575
Shares issued to holders as
reinvestment of dividends – Investor Class	412,247	67,319
Shares redeemed – Investor Class	(647,106)	(1,344,123)
Net decrease in shares outstanding	(70,868)	(815,229)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Cash Flows for the six months ended April 30,2015 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$1,738,894
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Payments to purchase securities	(5,018,663)
Proceeds from sale of securities	9,670,968
(Purchase) sale of short term investments, net	4,042,312
Realized gain on investments in securities	(2,795,921)
Net accretion of discount on securities	(1,817)
Change in unrealized depreciation on investments in securities	1,639,253
(Increases) decreases in operating assets:
(Increase) in dividends and interest receivable	(1,273)
(Increase) in prepaid expenses and other assets	(719)
Increases (decreases) in operating liabilities:
(Decrease) in payable to advisor	(3,431)
Increase in payable to administrator	1,413
Increase in accrued distribution fees	25,130
(Decrease) in accrued service fees	(571)
Increase in accrued interest payable	1,768
(Decrease) in accrued audit fees	(8,167)
(Decrease) in accrued trustee fees	(786)
(Decrease) in other accrued expenses and payables	(6,815)
Net cash provided by operating activities	9,281,575

Cash flows from financing activities:
Increase in reverse repurchase agreements	(1,799,000)
Proceeds from shares sold	2,351,513
Payment on shares redeemed	(9,441,209)
Distributions paid in cash, net of reinvestments	(393,449)
Net cash used in financing activities	(9,282,145)
Net decrease in cash	(570)

Cash:
Beginning balance	570
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consists of
dividend reinvestment of dividends and distributions	$5,920,291

Cash paid for interest	$38,398

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.27

Income from investment operations:
Net investment income	0.11
Net realized and unrealized gains on investments	0.22
Total from investment operations	0.33

Less distributions:
Dividends from net investment income	(0.10)
Dividends from net realized gains	(1.06)
Total distributions	(1.16)
Net asset value, end of period	$14.44

TOTAL RETURN	2.22	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$78.29
Gross ratio of expenses, including interest expense, to average net assets	1.24	%(2)
Ratio of interest expense to average net assets	0.10	%(2)
Net ratio of expenses, excluding interest expense, to average net assets	1.14	%(2)
Ratio of net investment income to average net assets	1.45	%(2)
Portfolio turnover rate	8	%(1)

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$14.30	$12.64	$11.47	$10.57	$9.10

0.20	0.16	0.18	0.18	0.16
0.96	1.66	1.17	0.89	1.48
1.16	1.82	1.35	1.07	1.64

(0.19)	(0.16)	(0.18)	(0.17)	(0.17)
—	—	—	—	—
(0.19)	(0.16)	(0.18)	(0.17)	(0.17)
$15.27	$14.30	$12.64	$11.47	$10.57

8.15%	14.49%	11.78%	10.22%	18.09%

$83.89	$90.24	$77.67	$64.13	$69.08
1.34%	1.37%	1.37%	1.34%	1.33%
0.10%	0.10%	0.08%	0.10%	0.08%
1.24%	1.27%	1.29%	1.24%	1.25%
1.31%	1.16%	1.44%	1.56%	1.62%
23%	31%	22%	21%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

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k).
Offsetting Assets and Liabilities – The Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.  For additional information regarding the offsetting of assets and liabilities at April 30, 2015, please reference the table in Note 8.

l).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

m).
New Accounting Pronouncements – In June 2014, the FASB issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact that ASU No. 2014-11 will have on the Fund’s financial statement disclosures.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These

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inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are

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trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $5,018,663 and $9,670,946, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $38,468.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable for the Fund as of April 30, 2015 were $6,412.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

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The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $29,977.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $40,821.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$106,410,131
Gross tax unrealized appreciation	$11,155,779
Gross tax unrealized depreciation	(292,803)
Net tax unrealized appreciation	$10,862,976
Undistributed ordinary income	$111,389
Undistributed long-term capital gains	5,766,953
Total distributable earnings	$5,878,342
Other accumulated gain	$—
Total accumulated gain	$16,741,318

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $2,084,535.

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At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$546,733	$1,079,733
Long-term capital gain	5,767,007	—
	$6,313,740	$1,079,733

8).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities.  Interest payments made are recorded as a component of interest expense on the Statement of Operations.

For the six months ended April 30, 2015, the average daily balance and average interest rate in effect for reverse repurchase agreements were $31,860,191 and 0.25%, respectively. At April 30, 2015, the interest rate in effect for the outstanding reverse repurchase agreements scheduled to mature on May 21, 2015 ($8,095,000), June 18, 2015 ($8,995,000), and July 16, 2015 ($13,492,000) was 0.25%, 0.25%, and 0.25%, respectively. Outstanding reverse repurchase agreements at April 30, 2015 were equal to 40.21% of the Fund’s net assets.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts Not
		in the	in the	Offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$31,482,500	$ —	$31,482,500	$31,482,500	$ —	$ —
	$31,482,500	$ —	$31,482,500	$31,482,500	$ —	$ —

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,022.20	$6.22
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.65	$6.21

(1)	Expenses are equal to the Fund’s expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSY FUNDS	1-800-966-4354

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY EQUITY AND
INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Expense Example	34
Proxy Voting	36
Quarterly Filings on Form N-Q	36
Federal Tax Distribution Information	36
Householding	36
Board Approval of Investment Advisory Agreements	37

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	3.28%	9.00%	10.34%	8.05%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	3.42%	9.34%	10.61%	8.32%
Blended Balanced Index(2)	3.36%	9.01%	10.04%	6.95%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 1.40% (Investor Class); 1.07% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Balanced Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Balanced Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

PERFORMANCE NARRATIVE
THE LONDON COMPANY OF VIRGINIA, LLC,
SUB-ADVISOR (EQUITY PORTION)
FINANCIAL COUNSELORS, INC., SUB-ADVISOR (FIXED INCOME PORTION)

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Equity and Income Fund returned 3.28%, on par with the Blended Balanced Index,* which returned 3.36%, underperforming the S&P 500 Index, which returned 4.40%, and outperforming the Morningstar Moderate Allocation Category Average, which returned 3.02%, for the same period.

Portfolio Managers: Stephen M. Goddard, CFA (Lead Portfolio Manager for the equity portion of the Fund), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark DeVaul, CFA, CPA, The London Company of Virginia, LLC (sub-advisor of the equity portion of the Fund).

Over the previous six months, how did the equity portion of the Fund perform and what factors contributed to this performance?

The performance of the equity portion of the Fund was relatively strong over the six-month period. The stock market was led higher by the Consumer Discretionary, Healthcare and Information Technology sectors, while the worst performing sectors were Energy, Utilities, and Telecommunication Services.  At the sector level, top contributors to performance within the equity sleeve of the Fund were Consumer Staples, Consumer Discretionary and Healthcare.  This was partially offset by performance in the Information Technology, Industrials, and Materials sectors.

HENNESSYFUNDS.COM

On an individual stock level, the top contributors to Fund performance for the period were CarMax, Inc., Lowe’s Companies, Inc. and NewMarket Corporation, while the top detractors were Apache Corporation, Albemarle Corporation and EMC Corporation.  The Fund no longer holds Albemarle Corporation, but continues to hold the other named stocks.

Additional Portfolio Manager commentary on the equity portion of the Fund and the related investment outlook:

Domestic equity returns were moderate for the six-month period. Growth in Gross Domestic Product for the first quarter of 2015 came in weaker than expected, but was likely depressed due to severe winter weather and the west coast dock strike.  While oil prices have rallied recently, boosted by signs of curtailed U.S. output and firming demand, over the six-month period they were down significantly.  While economic news was mixed, we believe the labor market is healthy, the housing market continues to improve and U.S. consumer confidence is high.

While we recognize valuations are not cheap and the U.S. equity market has risen more than three-fold since March 2009, we are still finding high-conviction investment ideas.  We believe corporate America is in good shape, with high operating margins and strong balance sheets.  The economic recovery continues, with improvement in employment, capital investment, and a generally benign interest rate and inflation outlook.  We expect the slow growth environment may continue and believe stocks could be more volatile in the future.

Our strategy is to focus on stocks from a bottom-up standpoint.  We seek to own companies with strong return on capital and flexibility to enhance shareholder value using the balance sheet.  Low interest rates and relatively high equity risk premiums enable companies to potentially increase shareholder value by adjusting the capital structure of their balance sheets.  Separately, with elevated cash levels on corporate balance sheets and dividend payout ratios near historic lows, we expect investors to reward companies that wisely deploy capital in the form of higher dividends, share repurchases and mergers and acquisitions transactions.  We believe our more conservative portfolio should be well positioned for a slow growth environment that rewards strong capital allocation.

Portfolio Managers: Gary B. Cloud, CFA and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor of the fixed income portion of the Fund)

Over the previous six months, how did the fixed income portion of the Fund perform and what factors contributed to this performance?

Treasury yields fluctuated wildly over the past six months, and this interest rate volatility has been associated with the end of Quantitative Easing.  Within the fixed income portion of the Fund, the overweight position in corporate credit added to performance on a sector basis but trailed the benchmark on an issue selection basis.  Issue selection had the largest negative impact on relative performance of the fixed income sleeve.  Higher-yielding securities in the portfolio contributed the greatest to overall relative performance as the income, paydown and amortization factors exceeded those measures within the Barclay’s Capital Intermediate U.S. Government/Credit Index.  Duration and yield curve related factors were neutral drivers on relative performance for the fixed income sleeve of the Fund for the period.

Additional Portfolio Manager commentary on the fixed income portion of the Fund and the related investment outlook:

Economic growth has been forecast to grow around 3% annually over the last few years, but it has come up close to 1% short of that goal each time.  In our opinion, 2015 will

HENNESSY FUNDS	1-800-966-4354

likely be no different.  In fact, just as the Fed appears to be on the cusp of raising short-term interest rates, the Economic Surprise Index (a measure of net positive and negative economic surprises) is close to the lowest level since the 2009 economic bottom.  While the economy seems to lack traction, the U.S. labor market continues to tighten, with the unemployment rate down to 5.4%.

And therein lies the challenge for the markets, we believe, over the next six months or so.  Lower rates of unemployment generally bring forward rate hikes, yet the economy shows signs of weakening.  Long-term rates have risen in anticipation of Fed rate moves, creating a headwind for the economy.  We are holding portfolio duration neutral and expect long-term yields to fall, later this year, causing the yield curve to flatten from higher levels (about 2.75% in 10-Yr Treasuries).  In the meantime, we expect that corporate credit should perform well versus Treasuries, and volatile world geopolitics make us reluctant to be underweight duration.

*	The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSYFUNDS.COM

Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY EQUITY AND INCOME FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
CarMax, Inc.	3.18%
U.S. Treasury Note, 2.375%, 03/31/2016	3.09%
Berkshire Hathaway, Inc., Class B	2.85%
U.S. Treasury Note, 2.750%, 02/15/2024	2.85%
General Dynamics Corp.	2.74%
Wells Fargo & Co.	2.62%
Bristol Myers Squibb Co.	2.57%
Carnival Corp.	2.38%
BlackRock, Inc.	2.34%
Lowe’s Companies, Inc.	2.29%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 60.51%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 11.44%
Bed Bath & Beyond, Inc. (a)	131,180	$9,242,943	1.80%
CarMax, Inc. (a)	239,689	16,325,218	3.18%
Carnival Corp. (b)	277,290	12,192,441	2.38%
Lowe’s Companies, Inc.	170,446	11,736,911	2.29%
Scripps Network Interactive, Class A	131,150	9,162,139	1.79%
		58,659,652	11.44%

Consumer Staples – 6.57%
Altria Group, Inc.	201,889	10,104,544	1.97%
Energizer Holdings, Inc.	79,522	10,864,296	2.12%
Lorillard, Inc.	88,256	6,165,564	1.20%
The Coca-Cola Co.	161,371	6,545,208	1.28%
		33,679,612	6.57%

Energy – 4.10%
Apache Corp.	76,430	5,227,812	1.02%
Chevron Corp.	75,781	8,416,238	1.64%
ConocoPhillips	108,708	7,383,447	1.44%
		21,027,497	4.10%

Financials – 11.01%
Alleghany Corp. (a)	17,650	8,357,628	1.63%
Bank of America Corp.	506,490	8,068,386	1.57%
Berkshire Hathaway, Inc., Class B (a)	103,579	14,626,390	2.85%
BlackRock, Inc.	32,968	11,998,374	2.34%
Wells Fargo & Co.	243,853	13,436,300	2.62%
		56,487,078	11.01%

Health Care – 5.92%
Bristol-Myers Squibb Co.	206,348	13,150,558	2.57%
Eli Lilly & Co.	156,410	11,241,187	2.19%
Pfizer, Inc.	175,435	5,952,509	1.16%
		30,344,254	5.92%

Industrials – 6.14%
Deere & Co.	109,060	9,872,111	1.92%
FedEx Corp.	44,668	7,574,353	1.48%
General Dynamics Corp.	102,480	14,072,554	2.74%
		31,519,018	6.14%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 10.54%
Cisco Systems, Inc.	276,056	$7,958,694	1.55%
Corning, Inc.	455,537	9,534,389	1.86%
EMC Corp.	298,013	8,019,530	1.56%
Intel Corp.	270,509	8,805,068	1.72%
International Business Machines Corp.	23,895	4,092,975	0.80%
Microsoft Corp.	117,473	5,713,887	1.11%
Visa, Inc., Class A	150,656	9,950,829	1.94%
		54,075,372	10.54%

Materials – 3.41%
NewMarket Corp.	22,120	9,885,428	1.93%
The Mosaic Co.	172,300	7,581,200	1.48%
		17,466,628	3.41%

Telecommunication Services – 1.38%
Verizon Communications, Inc.	140,408	7,082,180	1.38%

Total Common Stocks
(Cost $248,110,306)		310,341,291	60.51%

PREFERRED STOCKS – 0.94%

Consumer Staples – 0.04%
CHS, Inc.	6,905	192,442	0.04%

Construction – 0.04%
SCE Trust I	8,325	210,123	0.04%

Financials – 0.86%
Aegon NV (b)	2,855	72,631	0.01%
Allstate Corp.	7,845	212,443	0.04%
Bank of America Corp.	5,210	135,356	0.03%
Bank of New York Mellon Corp.	8,715	217,003	0.04%
BB&T Corp.	8,955	216,711	0.04%
Capital One Financial Corp.	8,480	213,526	0.04%
Citigroup, Inc.	5,520	139,049	0.03%
City National Corp.	7,400	182,484	0.04%
Discover Financial Services	8,050	207,368	0.04%
Fannie Mae Preferred (a)	10,600	53,000	0.01%
First Republic Bank of San Francisco	6,155	150,921	0.03%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials (Continued)
HSBC Finance Corp.	2,875	$72,795	0.02%
JPMorgan Chase & Co.	8,755	214,060	0.04%
KKR Financial Holdings LLC	5,270	136,915	0.03%
MetLife, Inc.	8,905	218,261	0.04%
Morgan Stanley	5,200	135,720	0.03%
Northern Trust Corp.	8,345	214,466	0.04%
PNC Financial Services Group, Inc.	8,515	211,598	0.04%
Regions Financial Corp.	8,410	211,932	0.04%
State Street Corp.	8,060	217,056	0.04%
SunTrust Banks, Inc.	8,500	213,010	0.04%
The Charles Schwab Corp.	7,975	211,417	0.04%
The Goldman Sachs Group, Inc.	5,370	135,485	0.03%
U.S. Bancorp (d)	8,610	214,303	0.04%
Wells Fargo & Co.	8,885	216,794	0.04%
		4,424,304	0.86%

Total Preferred Stocks
(Cost $5,021,620)		4,826,869	0.94%

REITS – 0.13%

Financials – 0.13%
Apollo Commercial Real Estate Finance, Inc.	19,000	324,710	0.06%
Chimera Investment Corp.	24,000	364,560	0.07%

Total REITS
(Cost $694,871)		689,270	0.13%

CORPORATE BONDS – 17.80%

Consumer Discretionary – 0.75%
Amazon.com, Inc.
3.300%, 12/05/2021	1,000,000	1,039,168	0.20%
3.800%, 12/05/2024	800,000	833,818	0.16%
Burlington North Santa Fe LLC, 3.400%, 09/01/2024	1,000,000	1,033,502	0.20%
Comcast Corp., 4.950%, 06/15/2016	600,000	628,904	0.12%
Starbucks Corp., 6.250%, 08/15/2017	300,000	334,813	0.07%
		3,870,205	0.75%

The accompanying notes are an integral part of these financial statements.

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CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Consumer Staples – 0.53%
Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/2019	150,000	$180,814	0.03%
CVS Health Corp.
2.250%, 12/05/2018	1,500,000	1,536,217	0.30%
5.750%, 06/01/2017	600,000	657,156	0.13%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	351,062	0.07%
		2,725,249	0.53%

Energy – 0.54%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,014,199	0.20%
Encana Corp., 3.900%, 11/15/2021 (b)	850,000	892,587	0.17%
Kinder Morgan, Inc., 3.050%, 12/01/2019	883,000	892,709	0.17%
		2,799,495	0.54%

Financials – 9.31%
American Express Co., 6.150%, 08/28/2017	1,550,000	1,718,029	0.33%
American International Group, Inc.
4.875%, 06/01/2022	1,600,000	1,806,074	0.35%
5.850%, 01/16/2018	1,075,000	1,198,472	0.24%
Associated Banc-Corp, 5.125%, 03/28/2016	700,000	723,069	0.14%
Associates Corporation of North America, 6.950%, 11/01/2018	300,000	348,935	0.07%
Bank of America Corp., 6.875%, 04/25/2018	955,000	1,089,914	0.21%
Bank of Montreal, 2.500%, 01/11/2017 (b)	400,000	411,188	0.08%
Bank of New York Mellon Corp., 1.969%, 06/20/2017	500,000	508,644	0.10%
Bank of Nova Scotia, 2.550%, 01/12/2017 (b)	1,000,000	1,026,472	0.20%
BlackRock, Inc., 3.500%, 03/18/2024	1,000,000	1,046,935	0.20%
Boston Properties, Inc., 5.875%, 10/15/2019	700,000	810,348	0.16%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,672,667	0.33%
Citigroup, Inc., 6.125%, 11/21/2017	1,455,000	1,614,533	0.31%
Discover Financial Services, 5.200%, 04/27/2022	900,000	997,424	0.19%
Fifth Third Bancorp, 3.625%, 01/25/2016	700,000	714,422	0.14%
First Niagara Financial Group, Inc., 6.750%, 03/19/2020	590,000	651,185	0.13%
Ford Motor Credit Co. LLC, 3.00%, 06/12/2017	1,750,000	1,800,152	0.35%
Franklin Resources, Inc., 1.375%, 09/15/2017	1,080,000	1,084,579	0.21%
General Electric Capital Corp.
1.625%, 04/02/2018	500,000	505,714	0.10%
5.625%, 05/01/2018	1,050,000	1,180,770	0.23%
5.625%, 05/01/2018	1,610,000	1,883,054	0.37%
JPMorgan Chase & Co., 6.000%, 01/15/2018	1,000,000	1,114,608	0.22%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
KeyCorp
3.750%, 08/13/2015	900,000	$907,585	0.18%
5.100%, 03/24/2021	950,000	1,075,627	0.21%
Lazard Group, 6.850%, 06/15/2017	56,000	61,619	0.01%
Lincoln National Corp., 6.250%, 02/15/2020	780,000	915,041	0.18%
MetLife, Inc., Series A, 6.817%, 08/15/2018	100,000	116,631	0.02%
Morgan Stanley
5.500%, 07/28/2021	2,333,000	2,692,522	0.53%
6.625%, 04/01/2018	750,000	850,182	0.17%
Prudential Financial, Inc., 5.500%, 03/15/2016	310,000	322,549	0.06%
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	700,000	763,000	0.15%
Raymond James Financial, Inc., 5.625%, 04/01/2024	700,000	799,657	0.16%
Royal Bank of Canada, 2.200%, 07/27/2018 (b)	1,000,000	1,021,052	0.20%
Schlumberger Investment SA, 3.650%, 12/01/2023 (b)	1,265,000	1,339,406	0.26%
St. Paul Travelers, Inc., 5.500%, 12/01/2015	275,000	282,894	0.06%
SunTrust Banks, Inc.
3.600%, 04/15/2016	250,000	255,883	0.05%
6.000%, 09/11/2017	250,000	275,704	0.05%
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	1,240,225	0.24%
The Bear Stearns Companies, Inc., 6.400%, 10/02/2017	1,350,000	1,502,705	0.29%
The Charles Schwab Corp., 0.850%, 12/04/2015	1,000,000	1,002,622	0.20%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,246,158	0.24%
6.000%, 06/15/2020	1,500,000	1,739,634	0.34%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	300,000	321,239	0.06%
The Royal Bank of Scotland PLC, 4.375%, 03/16/2016 (b)	400,000	411,832	0.08%
Toronto Dominion Bank, 2.375%, 10/19/2016 (b)	1,000,000	1,023,728	0.20%
Wachovia Corp., 5.750%, 06/15/2017	850,000	932,095	0.18%
Wells Fargo & Co., 5.625%, 12/11/2017	1,000,000	1,107,137	0.22%
Westpac Banking Corp. (b)
0.863%, 01/17/2019	1,075,000	1,079,816	0.21%
4.875%, 11/19/2019	450,000	505,498	0.10%
		47,699,229	9.31%

Health Care – 1.99%
Agilent Technologies, Inc., 5.000%, 07/15/2020	650,000	709,532	0.14%
Amgen, Inc.
3.450%, 10/01/2020	1,000,000	1,056,683	0.21%
3.625%, 05/22/2024	1,500,000	1,566,033	0.30%
The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Health Care (Continued)
Anthem, Inc., 2.375%, 02/15/2017	960,000	$980,064	0.19%
Celgene Corp.
2.300%, 08/15/2018	1,000,000	1,019,079	0.20%
3.625%, 05/15/2024	1,600,000	1,659,058	0.32%
Express Scripts Holding Co.
1.250%, 06/02/2017	500,000	498,999	0.10%
2.250%, 06/15/2019	1,250,000	1,252,300	0.24%
3.500%, 06/15/2024	700,000	711,181	0.14%
GlaxoSmithKline Capital, Inc., 1.500%, 05/08/2017 (b)	500,000	505,727	0.10%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	250,000	260,472	0.05%
		10,219,128	1.99%

Industrials – 0.20%
John Deere Capital Corp., 1.850%, 09/15/2016	1,000,000	1,015,780	0.20%

Information Technology – 1.14%
Altera Corp., 1.750%, 05/15/2017	1,000,000	1,007,512	0.20%
Applied Materials, Inc., 4.300%, 06/15/2021	300,000	328,147	0.06%
Corning, Inc., 6.850%, 03/01/2029	275,000	359,615	0.07%
eBay, Inc., 3.250%, 10/15/2020	1,000,000	1,032,750	0.20%
EMC Corp., 1.875%, 06/01/2018	1,000,000	1,010,951	0.20%
Hewlett Packard Co., 3.000%, 09/15/2016	1,000,000	1,026,510	0.20%
Juniper Networks, Inc., 4.600%, 03/15/2021	1,000,000	1,073,268	0.21%
		5,838,753	1.14%

Manufacturing – 0.27%
Teva Pharmaceutical Finance Co. BV, 2.950%, 12/18/2022 (b)	1,380,000	1,371,502	0.27%

Materials – 1.17%
Alcoa, Inc., 6.150%, 08/15/2020	625,000	708,405	0.14%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	965,281	0.19%
Goldcorp, Inc., 2.125%, 03/15/2018 (b)	1,250,000	1,259,743	0.25%
International Paper Co., 9.375%, 05/15/2019	250,000	315,819	0.06%
Rio Tinto Finance USA PLC (b)
1.375%, 06/17/2016	1,000,000	1,005,229	0.19%
2.000%, 03/22/2017	640,000	650,052	0.13%
The Dow Chemical Co., 4.250%, 11/15/2020	1,000,000	1,094,544	0.21%
		5,999,073	1.17%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Telecommunication Services – 1.84%
AT&T, Inc.
2.950%, 05/15/2016	775,000	$790,658	0.15%
3.000%, 02/15/2022	250,000	250,382	0.05%
5.350%, 09/01/2040	200,000	210,993	0.04%
5.500%, 02/01/2018	1,600,000	1,763,405	0.34%
5.800%, 02/15/2019	800,000	905,138	0.18%
CenturyLink, Inc., 5.150%, 06/15/2017	400,000	421,480	0.08%
Deutsche Telekom AG, 6.000%, 07/08/2019 (b)	1,160,000	1,348,080	0.26%
Verizon Communications, Inc.
2.450%, 11/01/2022	1,200,000	1,152,051	0.22%
6.350%, 04/01/2019	1,400,000	1,623,514	0.32%
Vodafone Group PLC, 1.500%, 02/19/2018 (b)	1,000,000	1,001,117	0.20%
		9,466,818	1.84%

Utilities – 0.06%
Sempra Energy, 6.500%, 06/01/2016	275,000	291,599	0.06%

Total Corporate Bonds
(Cost $89,410,538)		91,296,831	17.80%

MORTGAGE BACKED SECURITIES – 5.23%
Federal Home Loan Mortgage Corp.
3.000%, 05/01/2042	1,358,071	1,383,375	0.27%
3.000%, 09/01/2042	2,585,232	2,633,401	0.51%
5.000%, 05/01/2020	98,192	104,619	0.02%
5.500%, 04/01/2037	170,305	193,778	0.04%
Federal National Mortgage Association
1.000%, 01/15/2025	100,000	99,909	0.02%
1.000%, 03/18/2025	2,000,000	2,002,052	0.39%
1.000%, 01/30/2030	2,000,000	1,982,062	0.39%
1.000%, 08/27/2024	1,400,000	1,403,755	0.27%
2.000%, 12/30/2024	1,200,000	1,193,635	0.23%
2.000%, 03/18/2030	1,000,000	1,000,216	0.19%
2.000%, 05/23/2033	1,500,000	1,468,392	0.29%
2.000%, 02/28/2028	1,100,000	1,101,354	0.22%
2.400%, 11/07/2024	1,000,000	978,815	0.19%
3.000%, 03/28/2028	1,500,000	1,496,493	0.29%
3.000%, 03/20/2028	2,200,000	2,208,468	0.43%
3.000%, 10/01/2043	3,819,748	3,894,544	0.76%
3.500%, 01/01/2042	837,279	878,963	0.17%
4.000%, 10/01/2041	1,270,316	1,362,433	0.27%
4.000%, 12/01/2041	1,052,977	1,129,472	0.22%
4.500%, 08/01/2020	103,139	108,613	0.02%
6.000%, 10/01/2037	163,431	187,126	0.04%

Total Mortgage Backed Securities
(Cost $26,671,994)		26,811,475	5.23%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

U.S. TREASURY OBLIGATIONS – 10.96%	Par		% of
	Amount	Value	Net Assets
U.S. Treasury Bonds – 0.64%
U.S. Treasury Bonds,
3.625%, 02/15/2044	2,750,000	$3,239,629	0.63%
U.S. Treasury Inflation Index Bond,
0.125%, 07/15/2022	25,517	25,944	0.01%
		3,265,573	0.64%

U.S. Treasury Notes – 10.32%
U.S. Treasury Notes
1.625%, 06/30/2019	5,600,000	5,676,564	1.11%
2.250%, 07/31/2021	3,550,000	3,661,768	0.71%
2.375%, 03/31/2016	15,555,000	15,856,378	3.09%
2.500%, 08/15/2023	2,335,000	2,437,885	0.47%
2.750%, 02/15/2024	13,750,000	14,608,302	2.85%
3.250%, 03/31/2017	10,200,000	10,718,762	2.09%
		52,959,659	10.32%

Total U.S. Treasury Obligations
(Cost $55,826,993)		56,225,232	10.96%

U.S. GOVERNMENT AGENCY ISSUES – 0.97%

Finance and Insurance- 0.97%
Federal Home Loan Banks
0.500%, 05/11/2018	1,875,000	1,873,551	0.37%
0.500%, 04/30/2020	1,875,000	1,873,037	0.36%
1.000%, 03/30/2020	550,000	550,697	0.11%
5.750%, 06/15/2037	600,000	656,552	0.13%

Total U.S. Government Agency Issues
(Cost $4,995,099)		4,953,837	0.97%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 2.13%
Apollo Investment Corp.	65,000	520,000	0.10%
Ares Capital Corp.	30,000	510,600	0.10%
Calamos Convertible Opportunity and Income Fund	16,000	208,000	0.04%
FS Investment Corp.	40,000	418,800	0.08%
iShares iBoxx $High Yield Corporation Bond Fund	23,200	2,110,968	0.41%
Oha Investment Corp.	8,000	45,040	0.01%
PennantPark Investment Corp.	34,000	320,280	0.06%
PowerShares Senior Loan Portfolio	50,000	1,209,000	0.24%
SPDR Barclays Capital High Yield Bond	56,000	2,208,640	0.43%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

INVESTMENT COMPANIES (EXCLUDING	Par Amount/		% of
MONEY MARKET FUNDS)	Number of Shares	Value	Net Assets
SPDR Barclays Short Term High Yield	99,500	$2,919,330	0.57%
Wisdomtree Emerging Markets Local Debt Fund	11,000	448,470	0.09%

Total Investment Companies (Excluding
Money Market Funds) (Cost $11,178,640)		10,919,128	2.13%

SHORT-TERM INVESTMENTS – 1.31%

Money Market Funds – 1.31%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	6,741,990	6,741,990	1.31%

Total Short-Term Investments
(Cost $6,741,990)		6,741,990	1.31%

Total Investments
(Cost $448,652,051) – 99.98%		512,805,923	99.98%
Other Assets in
Excess of Liabilities – 0.02%		116,990	0.02%
TOTAL NET ASSETS – 100.00%		$512,922,913	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the period ended April 30, 2015, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$—
Purchase Cost	$209,796
Sales Cost	$—
Ending Cost	$209,796
Dividend Income	$2,771
Shares	8,610
Market Value	$214,303

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$58,659,652	$—	$—	$58,659,652
Consumer Staples	33,679,612	—	—	33,679,612
Energy	21,027,497	—	—	21,027,497
Financials	56,487,078	—	—	56,487,078
Health Care	30,344,254	—	—	30,344,254
Industrials	31,519,018	—	—	31,519,018
Information Technology	54,075,372	—	—	54,075,372
Materials	17,466,628	—	—	17,466,628
Telecommunication Services	7,082,180	—	—	7,082,180
Total Common Stocks	$310,341,291	$—	$—	$310,341,291
Preferred Stocks
Consumer Staples	$192,442	$—	$—	$192,442
Construction	210,123	—	—	210,123
Financials	4,424,304	—	—	4,424,304
Total Preferred Stocks	$4,826,869	$—	$—	$4,826,869
REITS
Financials	$689,270	$—	$—	$689,270
Total REITS	$689,270	$—	$—	$689,270
Corporate Bonds
Consumer Discretionary	$—	$3,870,205	$—	$3,870,205
Consumer Staples	—	2,725,249	—	2,725,249
Energy	—	2,799,495	—	2,799,495
Financials	—	47,699,229	—	47,699,229
Health Care	—	10,219,128	—	10,219,128
Industrials	—	1,015,780	—	1,015,780
Information Technology	—	5,838,753	—	5,838,753
Manufacturing	—	1,371,502	—	1,371,502
Materials	—	5,999,073	—	5,999,073
Telecommunication Services	—	9,466,818	—	9,466,818
Utilities	—	291,599	—	291,599
Total Corporate Bonds	$—	$91,296,831	$—	$91,296,831
Mortgage Backed Securities	$—	$26,811,475	$—	$26,811,475
U.S. Government Agency Issues	$—	$4,953,837	$—	$4,953,837
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$3,265,573	$—	$3,265,573
U.S. Treasury Notes	—	52,959,659	—	52,959,659
Total U.S. Treasury Obligations	$—	$56,225,232	$—	$56,225,232
Investment Companies (Excluding
Money Market Funds)	$10,919,128	$—	$—	$10,919,128
Short-Term Investments
Money Market Funds	$6,741,990	$—	$—	$6,741,990
Total Short-Term Investments	$6,741,990	$—	$—	$6,741,990
Total Investments	$333,518,548	$179,287,375	$—	$512,805,923

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $448,442,255)	$512,591,620
Investments in affiliated securities, at value (cost $209,796)	214,303
Dividends and interest receivable	1,631,463
Receivable for fund shares sold	1,161,568
Prepaid expenses and other assets	20,113
Total Assets	515,619,067

LIABILITIES:
Payable for securities purchased	1,875,000
Payable for fund shares redeemed	182,518
Payable to advisor	341,375
Payable to administrator	126,198
Payable to auditor	29,365
Accrued distribution fees	60,649
Accrued service fees	29,726
Accrued trustees fees	1,852
Accrued expenses and other payables	49,471
Total Liabilities	2,696,154
NET ASSETS	$512,922,913

NET ASSETS CONSIST OF:
Capital stock	$442,221,310
Accumulated net investment income	153,171
Accumulated net realized gain on investments	6,394,560
Unrealized net appreciation on investments	64,153,872
Total Net Assets	$512,922,913

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$354,927,987
Shares issued and outstanding	21,501,705
Net asset value, offering price and redemption price per share	$16.51

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$157,994,926
Shares issued and outstanding	10,109,398
Net asset value, offering price and redemption price per share	$15.63

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$3,204,302
Dividend income from affiliated securities	2,771
Interest income	1,796,777
Total investment income	5,003,850

EXPENSES:
Investment advisory fees (See Note 5)	1,845,670
Distribution fees – Investor Class (See Note 5)	354,368
Sub-transfer agent expenses – Investor Class (See Note 5)	232,477
Sub-transfer agent expenses – Institutional Class (See Note 5)	51,756
Administration, fund accounting, custody and transfer agent fees	231,323
Service fees – Investor Class (See Note 5)	60,665
Reports to shareholders	21,860
Federal and state registration fees	18,732
Compliance expense	10,883
Audit fees	10,260
Trustees’ fees and expenses	6,121
Legal fees	2,976
Other expenses	12,223
Total expenses before recoupment by advisor	2,859,314
Expense recoupment by advisor – Investor Class	23,335
Net expenses	2,882,649
NET INVESTMENT INCOME	$2,121,201

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$6,486,358
Net change in unrealized appreciation on investments	4,447,306
Net gain on investments	10,933,664
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,054,865

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

HENNESSYFUNDS.COM

Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$2,121,201	$3,676,837
Net realized gain on investments	6,486,358	15,504,616
Net change in unrealized appreciation on investments	4,447,306	14,585,293
Net increase in net assets resulting from operations	13,054,865	33,766,746

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(1,396,839)	(2,501,276)
Institutional Class	(796,909)	(1,216,647)
Net realized gains
Investor Class	(11,372,184)	(7,388,837)
Institutional Class	(4,128,029)	(2,912,412)
Total distributions	(17,693,961)	(14,019,172)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	104,735,446	89,438,072
Proceeds from shares subscribed – Institutional Class	65,846,930	33,413,966
Dividends reinvested – Investor Class	12,562,043	9,653,413
Dividends reinvested – Institutional Class	3,634,178	2,948,861
Cost of shares redeemed – Investor Class	(43,542,208)	(62,677,527	)(1)
Cost of shares redeemed – Institutional Class	(12,227,969)	(24,337,024)
Net increase in net assets derived
from capital share transactions	131,008,420	48,439,761
TOTAL INCREASE IN NET ASSETS	126,369,324	68,187,335

NET ASSETS:
Beginning of period	386,553,589	318,366,254
End of period	$512,922,913	$386,553,589
Undistributed net investment income, end of period	$153,171	$225,718

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,308,170	5,597,992
Shares sold – Institutional Class	4,192,380	2,204,175
Shares issued to holders as reinvestment
of dividends – Investor Class	763,005	620,329
Shares issued to holders as reinvestment
of dividends – Institutional Class	233,047	199,624
Shares redeemed – Investor Class	(2,619,754)	(3,961,896)
Shares redeemed – Institutional Class	(777,953)	(1,628,945)
Net increase in shares outstanding	8,098,895	3,031,279

(1)	Net of redemption fees of $105 related to redemption fees imposed by the FBR Balanced Fund during a prior year but not received until the fiscal year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.68

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gains on investments	0.48
Total from investment operations	0.54

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	(0.64)
Total distributions	(0.71)
Paid-in capital from redemption fees	—
Net asset value, end of period	$16.51

TOTAL RETURN	3.28	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$354.93
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.33	%(5)
After expense reimbursement/recoupment	1.34	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.84	%(5)
After expense reimbursement/recoupment	0.83	%(5)
Portfolio turnover rate(6)	16	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

				For the Period
				April 1, 2010		Year Ended
Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$15.77	$13.96	$12.99	$11.93	$11.52		$8.92

0.16	0.23	0.18	0.29 (2)	0.17	(2)	0.29 (2)
1.41	1.81	0.99	1.04	0.40		2.61
1.57	2.04	1.17	1.33	0.57		2.90

(0.16)	(0.23)	(0.20)	(0.27)	(0.16)		(0.30)
(0.50)	—	—	—	—		—
(0.66)	(0.23)	(0.20)	(0.27)	(0.16)		(0.30)
0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$16.68	$15.77	$13.96	$12.99	$11.93		$11.52

10.28%	14.72%	9.01%	11.30%	5.04	%(4)	32.76%

$284.45	$233.25	$196.92	$56.75	$41.50		$46.81

1.33%	1.36%	1.33%	1.54%	1.60	%(5)	1.69%
1.33%	1.33%	1.24%	1.24%	1.24	%(5)	1.25%

1.01%	1.51%	1.37%	2.03%	2.21	%(5)	2.26%
1.01%	1.54%	1.46%	2.33%	2.56	%(5)	2.70%
28%	52%	34%	35%	27	%(4)	26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.80

Income from investment operations:
Net investment income	0.09
Net realized and unrealized gains on investments	0.44
Total from investment operations	0.53

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(0.61)
Total distributions	(0.70)
Paid-in capital from redemption fees	—
Net asset value, end of period	$15.63

TOTAL RETURN	3.42	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$157.99
Ratio of expenses to average net assets:
Before expense reimbursement	1.02	%(5)
After expense reimbursement	1.02	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	1.15	%(5)
After expense reimbursement	1.15	%(5)
Portfolio turnover rate(6)	16	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

				For the Period
				April 1, 2010		Year Ended
Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$14.97	$13.29	$12.38	$11.38	$10.99		$8.52

0.20	0.25	0.22	0.32 (2)	0.18	(2)	0.30 (2)
1.33	1.72	0.92	0.99	0.38		2.50
1.53	1.97	1.14	1.31	0.56		2.80

(0.20)	(0.29)	(0.23)	(0.31)	(0.17)		(0.33)
(0.50)	—	—	—	—		—
(0.70)	(0.29)	(0.23)	(0.31)	(0.17)		(0.33)
—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$15.80	$14.97	$13.29	$12.38	$11.38		$10.99

10.60%	14.99%	9.23%	11.62%	5.19	%(4)	33.10%

$102.10	$85.12	$108.49	$55.28	$42.17		$39.40

1.05%	1.06%	1.06%	1.12%	1.20	%(5)	1.43%
1.05%	1.06%	0.99%	0.99%	0.99	%(5)	0.99%

1.29%	1.95%	1.68%	2.56%	2.60	%(5)	2.57%
1.29%	1.95%	1.75%	2.69%	2.82	%(5)	3.01%
28%	52%	34%	35%	27	%(4)	26%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Balanced Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is long-term capital growth and current income.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

HENNESSYFUNDS.COM

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

HENNESSY FUNDS	1-800-966-4354

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

HENNESSYFUNDS.COM

derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS	1-800-966-4354

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $133,733,961 and $52,623,795, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund were $63,828,072 and $27,329,419, respectively, during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $341,375.

HENNESSYFUNDS.COM

The Advisor has delegated the day-to-day management of the equity sleeve of the Fund to The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income sleeve of the Fund to Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.08% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor recouped $23,335 from the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions were $39,031 for Investor Class shares, which will expire on October 31, 2016.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $29,726.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $284,233.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian,

HENNESSY FUNDS	1-800-966-4354

transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $231,323.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $2,669 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $483,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$325,354,199
Gross tax unrealized appreciation	$62,317,355
Gross tax unrealized depreciation	(2,702,490)
Net tax unrealized appreciation	$59,614,865
Undistributed ordinary income	$340,092
Undistributed long-term capital gains	15,385,741
Total distributable earnings	$15,725,833
Other accumulated gain	$—
Total accumulated gain	$75,340,698

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$2,308,174	$3,317,923
Long-term capital gain	15,385,787	10,301,249
	$17,693,961	$14,019,172

HENNESSYFUNDS.COM

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HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

HENNESSYFUNDS.COM

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,032.80	$6.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.15	$6.71

Institutional Class
Actual	$1,000.00	$1,034.20	$5.14
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.74	$5.11

(1)
Expenses are equal to the Fund’s expense ratio of 1.34% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

HENNESSYFUNDS.COM

Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreements of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreements and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from each sub-advisor, each sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisors:

•	The Advisor oversees the sub-advisors for the Fund and the sub-advisors act as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisors do the following:

•
manage the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensure compliance with “best execution” for the Fund’s portfolio;

•	manage the use of soft dollars for the Fund; and

•	manage proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisors and other service providers, conducting on-site visits to the sub-advisors and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	Each sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

HENNESSY FUNDS	1-800-966-4354

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	Each sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and each sub-advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisors to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fees of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisors with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•	The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the

HENNESSYFUNDS.COM

employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY BALANCED
FUND

Investor Class HBFBX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	22
Proxy Voting	24
Quarterly Filings on Form N-Q	24
Federal Tax Distribution Information	24
Householding	24
Board Approval of Investment Advisory Agreement	25

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy

President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	1.10%	2.12%	6.51%	4.11%
50/50 Blended DJIA/Treasury Index*	1.99%	5.15%	6.71%	5.45%
Dow Jones Industrial Average	3.78%	10.11%	12.99%	8.53%

Expense ratio: 1.68%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the BofA Merrill Lynch 1-year U.S. Treasury Note Index.

PERFORMANCE NARRATIVE
Portfolio Managers Neil Hennessy and Brian Peery

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Hennessy Balanced Fund returned 1.10%, underperforming the 50/50 Blended DJIA/Treasury Index*, the Dow Jones Industrial Average and the Morningstar Moderate Allocation Category Average, which returned 1.99%, 3.78% and 3.02% for the same period, respectively.

The Fund’s roughly 50% weighting in U.S. Treasuries was a detriment to overall Fund performance compared to its equity benchmarks for the period ended April 30, 2015. The Fund’s relative underperformance versus the Dow Jones Industrial Average for the period was entirely due to stock selection. The Fund’s single worst performing stock was McDonald’s Corporation, which while up for the six-month period, actually negatively contributed to Fund performance due to the timing of portfolio rebalances. The Fund’s relative underperformance was also due in large part to the performance of stocks that the Fund did not own: UnitedHealth Group Incorporated and Wal-Mart Stores, Inc., each of which posted returns north of 15% for the period, added strongly to the Dow’s return, and therefore, to the Fund’s relative underperformance. On the positive side, among portfolio holdings, Cisco Systems, Inc. and Pfizer, Inc. had the best performance during the period, posting gains of 19% and 15%, respectively. The Fund continues to hold McDonald’s, Cisco and Pfizer.

Because the Fund holds approximately 50% of its assets in U.S. Treasuries, it did not fully capture the performance of the equity markets over the six-month period. While the Fund’s portfolio may underperform its benchmarks in periods when equities rise sharply, we would expect it to perform better than its equity benchmarks if markets were to fall sharply, due to the Fund’s investment in short-term U.S. Treasuries.

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Additional Portfolio Manager commentary and related investment outlook:

Over the six-month period ended April 30, 2015, financial markets for both stocks and bonds suffered a period of extreme volatility. These sharp swings in stock indices’ performance and bond prices have been due, in large part, to uncertainty regarding the timing and magnitude of a rise in short-term interest rates being contemplated by the Federal Reserve. Investors have also been struggling to discount an abrupt rise in the U.S. Dollar and gyrations in the price of oil, while they worry intermittently about an equity market that is looking rather expensive from a PE multiple standpoint following its six-year bull run.

To illustrate, for the six months ended April 30, 2015, the Dow Jones Industrial Average gained exactly 450 points, but it moved over 13,000 points in both directions. Oil has gone from the $80 per barrel price range, down to the low $40s and back up to almost $60. The 10-year U.S. Government Bond has gone from a yield of about 2.3% down to 1.6% and back up to 2.0%. Through all the advances and retreats, however, certain macroeconomic fundamentals have continued to improve, as we have seen jobless claims continue to drop, consumer confidence continue to increase and corporate profits continue to grow (albeit at a slower pace than earlier in this expansion).

As the markets reach new highs and investors become increasingly wary of a potential pullback, we believe that we could see a flow of assets into the perceived “safety” of very large, dividend-paying companies. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio holds entirely what we would deem to be high quality companies, each with a relatively high dividend yield. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) will allow us the ability to roll into higher yielding treasuries in the event yields continue to rise.

We continue to believe that the Dow Jones Industrial Average stocks, and in particular the high dividend-yielding “Dogs of the Dow” (the methodology employed within the Hennessy Balanced Fund), provide an excellent way to gain exposure to the equity market, while potentially limiting downside risk.

*
The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short duration Treasury securities represented by the BofA Merrill Lynch 1-Year U.S. Treasury Note Index.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Dow Jones Industrial Average is an unmanaged index commonly used to measure the performance of U.S. stocks. The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of Treasury securities maturing in approximately one year. One cannot invest directly in an index.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous.

Dividend Yield is calculated as the annual dividends paid by a company divided by its market price per share.  PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS	% NET ASSETS
U.S. Treasury Bill, 0.205%, 02/04/2016	10.07%
U.S. Treasury Bill, 0.065%, 08/20/2015	8.41%
U.S. Treasury Bill, 0.020%, 06/25/2015	8.40%
U.S. Treasury Bill, 0.145%, 09/17/2015	8.40%
Pfizer, Inc.	5.57%
General Electric Co.	5.35%
Verizon Communications, Inc.	5.32%
Merck & Co., Inc.	5.21%
Cisco Systems, Inc.	5.20%
U.S. Treasury Bill, 0.000%, 05/28/2015	5.04%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 52.19%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 5.03%
McDonald’s Corp.	6,200	$598,610	5.03%

Consumer Staples – 9.41%
Procter & Gamble Co.	7,300	580,423	4.88%
The Coca-Cola Co.	13,300	539,448	4.53%
		1,119,871	9.41%

Energy – 5.25%
Chevron Corp.	4,950	549,747	4.62%
Exxon Mobil Corp.	850	74,264	0.63%
		624,011	5.25%

Health Care – 10.78%
Merck & Co., Inc.	10,400	619,424	5.21%
Pfizer, Inc.	19,550	663,332	5.57%
		1,282,756	10.78%

Industrials – 5.97%
Caterpillar, Inc.	850	73,848	0.62%
General Electric Co.	23,500	636,380	5.35%
		710,228	5.97%

Information Technology – 5.92%
Cisco Systems, Inc.	21,450	618,403	5.20%
Intel Corp.	2,650	86,258	0.72%
		704,661	5.92%

Telecommunication Services – 9.83%
AT&T, Inc.	15,500	536,920	4.51%
Verizon Communications, Inc.	12,550	633,022	5.32%
		1,169,942	9.83%

Total Common Stocks
(Cost $5,305,832)		6,210,079	52.19%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 47.98%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.46%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	411,161	$411,161	3.46%

U.S. Treasury Bills – 44.52%
0.000%, 05/28/2015 (b)	600,000	599,962	5.04%
0.020%, 06/25/2015 (b)	1,000,000	999,853	8.40%
0.065%, 08/20/2015 (b)	1,000,000	999,977	8.41%
0.145%, 09/17/2015 (b)	1,000,000	999,932	8.40%
0.205%, 02/04/2016 (b)	1,200,000	1,198,651	10.07%
0.260%, 03/31/2016 (b)	500,000	499,069	4.20%
		5,297,444	44.52%

Total Short-Term Investments
(Cost $5,707,490)		5,708,605	47.98%

Total Investments
(Cost $11,013,322) – 100.17%		11,918,684	100.17%
Liabilities in Excess of
Other Assets – (0.17)%		(19,947)	(0.17)%
TOTAL NET ASSETS – 100.00%		$11,898,737	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2015.
(b)	The rate listed is discount rate at issue.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$598,610	$—	$—	$598,610
Consumer Staples	1,119,871	—	—	1,119,871
Energy	624,011	—	—	624,011
Health Care	1,282,756	—	—	1,282,756
Industrials	710,228	—	—	710,228
Information Technology	704,661	—	—	704,661
Telecommunication Services	1,169,942	—	—	1,169,942
Total Common Stocks	$6,210,079	$—	$—	$6,210,079
Short-Term Investments
Money Market Funds	$411,161	$—	$—	$411,161
U.S. Treasury Bills	—	5,297,444	—	5,297,444
Total Short-Term Investments	$411,161	$5,297,444	$—	$5,708,605
Total Investments	$6,621,240	$5,297,444	$—	$11,918,684

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $11,013,322)	$11,918,684
Dividends and interest receivable	20,129
Prepaid expenses and other assets	12,934
Total Assets	11,951,747

LIABILITIES:
Payable to advisor	5,884
Payable to administrator	3,082
Payable to auditor	9,882
Accrued distribution fees	23,649
Accrued service fees	981
Accrued trustees fees	810
Accrued expenses and other payables	8,722
Total Liabilities	53,010
NET ASSETS	$11,898,737

NET ASSETS CONSIST OF:
Capital stock	$10,916,342
Accumulated net investment income	9,298
Accumulated net realized gain on investments	67,735
Unrealized net appreciation on investments	905,362
Total Net Assets	$11,898,737
NET ASSETS

Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$11,898,737
Shares issued and outstanding	951,141
Net asset value, offering price and redemption price per share	$12.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$112,071
Interest income	3,138
Total investment income	115,209

EXPENSES:
Investment advisory fees (See Note 5)	36,337
Compliance expense	10,884
Audit fees	9,901
Distribution fees – Investor Class (See Note 5)	9,084
Federal and state registration fees	8,429
Administration, fund accounting, custody and transfer agent fees	6,177
Service fees – Investor Class (See Note 5)	6,056
Sub-transfer agent expenses – Investor Class (See Note 5)	4,239
Reports to shareholders	2,990
Trustees’ fees and expenses	2,769
Legal fees	496
Other expenses	2,434
Total expenses	99,796
NET INVESTMENT INCOME	$15,413

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$76,475
Net change in unrealized appreciation on investments	40,494
Net gain on investments	116,969
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,382

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$15,413	$20,133
Net realized gain on investments	76,475	572,766
Net change in unrealized appreciation (depreciation)
on investments	40,494	(93,669)
Net increase in net assets resulting from operations	132,382	499,230

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(14,229)	(12,019)
Net realized gains – Investor Class	(571,934)	(413,659)
Total distributions	(586,163)	(425,678)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	231,827	1,215,042
Dividends reinvested – Investor Class	573,493	413,511
Cost of shares redeemed – Investor Class	(995,817)	(1,369,664)
Net increase (decrease) in net assets derived
from capital share transactions	(190,497)	258,889
TOTAL INCREASE (DECREASE) IN NET ASSETS	(644,278)	332,441

NET ASSETS:
Beginning of period	12,543,015	12,210,574
End of period	$11,898,737	$12,543,015
Undistributed net investment income, end of period	$9,298	$8,114

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	18,373	94,444
Shares issued to holders as reinvestment of dividends –
Investor Class	45,926	32,872
Shares redeemed – Investor Class	(79,335)	(107,426)
Net increase (decrease) in shares outstanding	(15,036)	19,890

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period
	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.98

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gains on investments	0.13
Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.01)
Dividends from net realized gains	(0.60)
Total distributions	(0.61)
Net asset value, end of period	$12.51

TOTAL RETURN	1.10	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$11.90
Ratio of expenses to average net assets	1.65	%(2)
Ratio of net investment income to average net assets	0.25	%(2)
Portfolio turnover rate	4	%(1)

(1)	Not annualized.
(2)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$12.90	$11.88	$11.13	$10.43	$9.48

0.02	0.02	0.04	0.05	0.05
0.51	1.02	0.75	0.70	0.95
0.53	1.04	0.79	0.75	1.00

(0.01)	(0.02)	(0.04)	(0.05)	(0.05)
(0.44)	—	—	—	—
(0.45)	(0.02)	(0.04)	(0.05)	(0.05)
$12.98	$12.90	$11.88	$11.13	$10.43

4.26%	8.77%	7.13%	7.16%	10.53%

$12.54	$12.21	$25.17	$18.02	$12.50
1.75%	1.75%	1.54%	1.61%	1.65%
0.17%	0.14%	0.34%	0.42%	0.45%
23%	22%	17%	39%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION
The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of The Hennessy Funds, Inc., a Maryland corporation, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is a combination of capital appreciation and current income.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

i).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

j).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

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k).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

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Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $233,851 and $302,749, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

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5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.60%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $5,884.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable for the Fund as of April 30, 2015 were $981.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $4,239.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $6,177.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain

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restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$11,744,745
Gross tax unrealized appreciation	$904,022
Gross tax unrealized depreciation	(47,882)
Net tax unrealized appreciation	$856,140
Undistributed ordinary income	$17,332
Undistributed long-term capital gains	562,704
Total distributable earnings	$580,036
Other accumulated gain	$—
Total accumulated gain	$1,436,176

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$23,450	$12,019
Long-term capital gain	562,713	413,659
	$586,163	$425,678

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,011.00	$8.23
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.61	$8.25

(1)	Expenses are equal to the Fund’s expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 100.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

26

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY CORE BOND FUND

Investor Class  HCBFX
Institutional Class  HCBIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Expense Example	28
Proxy Voting	30
Quarterly Filings on Form N-Q	30
Federal Tax Distribution Information	30
Householding	30
Board Approval of Investment Advisory Agreements	31

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Core Bond Fund –
Investor Class (HCBFX)	1.06%	1.14%	3.60%	4.79%
Hennessy Core Bond Fund –
Institutional Class (HCBIX)	1.37%	1.51%	3.87%	5.07%
Barclays Capital Intermediate
U.S. Government/Credit Index	1.60%	3.02%	3.33%	4.22%

Expense ratios: 2.94% (Investor Class); 2.60% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for the period from March 12, 2010 to October 26, 2012 is that of the FBR Core Bond Fund and for the periods prior to March 12, 2010 is that of the AFBA 5 Star Total Return Bond Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
FINANCIAL COUNSELORS, INC., SUB-ADVISOR

Portfolio Managers Gary B. Cloud, CFA, and Peter G. Greig, CFA, Financial Counselors, Inc. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Core Bond Fund returned 1.06%, underperforming the Barclays Intermediate U.S. Government/Credit Index and the Morningstar Intermediate Term Bond Category Average, which returned 1.60% and 1.70% for the same period, respectively.

Treasury yields fluctuated wildly over the past six months, and this interest rate volatility has been associated with the end of Quantitative Easing.  The Fund’s overweight position in corporate credit added to performance on a sector basis but trailed the benchmark on an issue selection basis.  Issue selection had the largest negative impact on relative Fund performance.  Higher-yielding securities in the Fund contributed the greatest to overall relative performance as the income, paydown and amortization factors exceeded those measures at the Index level.  Duration and yield curve related factors were neutral drivers on relative Fund performance for the period.

Additional Portfolio Manager commentary and related investment outlook:

Economic growth has been forecast to grow around 3% annually over the last few years, but it has come up close to 1% short of that goal each time.  In our opinion, 2015 will likely be no different.  In fact, just as the Fed appears to be on the cusp of raising short-term interest rates, the Economic Surprise Index (a measure of net positive and negative economic surprises) is close to the lowest level since the 2009 economic bottom.  While

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4

the economy seems to lack traction, the U.S. labor market continues to tighten, with the unemployment rate down to 5.4%.

And therein lies the challenge for the markets, we believe, over the next six months or so.  Lower rates of unemployment generally bring forward rate hikes, yet the economy shows signs of weakening.  Long-term rates have risen in anticipation of Fed rate moves, creating a headwind for the economy.  We are holding portfolio duration neutral and expect long-term yields to fall, later this fall, causing the yield curve to flatten from higher levels (about 2.75% in 10-Year Treasuries).  In the meantime, we expect that corporate credit should perform well versus Treasuries, and volatile world geopolitics make us reluctant to be underweight duration.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged index commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Each Morningstar category average represents a universe of funds with similar investment objectives. © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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5

Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY CORE BOND FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
U.S. Treasury Note, 2.750%, 02/15/2024	9.44%
U.S. Treasury Note, 2.500%, 08/15/2023	7.15%
U.S. Treasury Note, 3.250%, 03/17/2017	6.63%
Federal National Mortgage Association, 3.000%, 08/01/2042	5.57%
Sempra Energy, 6.500%, 06/01/2016	4.71%
Federal National Mortgage Association, 3.000%, 03/20/2028	4.02%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	3.81%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	3.75%
Associated Banc-Corp, 5.125%, 03/28/2016	3.67%
The Royal Bank of Scotland PLC, 4.375%, 03/16/2016	3.66%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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PREFERRED STOCKS – 0.70%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials – 0.70%
Fannie Mae Preferred (a)	7,900	$39,500	0.70%

Total Preferred Stocks
(Cost $197,500)		39,500	0.70%

REITS – 1.82%

Financials – 1.82%
Apollo Commercial Real Estate Finance, Inc.	6,000	102,540	1.82%

Total REITS
(Cost $98,615)		102,540	1.82%

CORPORATE BONDS – 45.63%

Consumer Discretionary – 6.14%
Amazon.com, Inc., 2.500%, 11/29/2022	75,000	73,571	1.31%
Time Warner, Inc., 3.400%, 06/15/2022	75,000	77,048	1.37%
YUM! Brands, Inc., 5.300%, 09/15/2019	175,000	194,985	3.46%
		345,604	6.14%

Financials – 26.89%
Associated Banc-Corp, 5.125%, 03/28/2016	200,000	206,591	3.67%
Associates Corporation of North America, 6.950%, 11/01/2018	175,000	203,546	3.62%
Bank of America Corp., 6.400%, 08/28/2017	70,000	77,359	1.38%
Citigroup, Inc., 6.125%, 11/21/2017	70,000	77,675	1.38%
Discover Financial Services, 5.200%, 04/27/2022	175,000	193,944	3.45%
Ford Motor Credit Co. LLC, 3.000%, 06/12/2017	205,000	210,875	3.75%
Lazard Group, 6.850%, 06/15/2017	37,000	40,712	0.73%
The Goldman Sachs Group, Inc., 6.000%, 06/15/2020	70,000	81,183	1.44%
The Hartford Financial Services Group, Inc., 5.375%, 03/15/2017	200,000	214,159	3.81%
The Royal Bank of Scotland PLC, 4.375%, 03/16/2016 (b)	200,000	205,916	3.66%
		1,511,960	26.89%

Health Care – 5.24%
Agilent Technologies, Inc., 5.000%, 07/15/2020	175,000	191,028	3.40%
Celgene Corp., 3.625%, 05/15/2024	100,000	103,691	1.84%
		294,719	5.24%

The accompanying notes are an integral part of these financial statements.

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7

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Telecommunication Services – 2.65%
AT&T, Inc., 5.500%, 02/01/2018	70,000	$77,149	1.37%
Verizon Communications, Inc., 2.450%, 11/01/2022	75,000	72,003	1.28%
		149,152	2.65%

Utilities – 4.71%
Sempra Energy, 6.500%, 06/01/2016	250,000	265,090	4.71%

Total Corporate Bonds
(Cost $2,477,857)		2,566,525	45.63%

MORTGAGE BACKED SECURITIES – 9.59%
Federal National Mortgage Association
3.000%, 03/20/2028	225,000	225,866	4.02%
3.000%, 08/01/2042	307,023	313,511	5.57%

Total Mortgage Backed Securities
(Cost $540,152)		539,377	9.59%

U.S. TREASURY OBLIGATIONS – 29.71%

U.S. Treasury Bonds – 1.31%
U.S. Treasury Bonds, 6.250%, 08/15/2023	55,000	73,412	1.31%

U.S. Treasury Notes – 28.40%
U.S. Treasury Notes
1.625%, 04/30/2019	150,000	152,191	2.71%
2.500%, 08/15/2023	385,000	401,964	7.15%
2.750%, 02/15/2024	500,000	531,211	9.44%
3.250%, 03/31/2017	355,000	373,055	6.63%
3.625%, 02/15/2021	125,000	138,858	2.47%
		1,597,279	28.40%

Total U.S. Treasury Obligations
(Cost $1,639,722)		1,670,691	29.71%

U.S. GOVERNMENT AGENCY ISSUE – 2.66%

Finance – 2.66%
Federal Home Loan Banks, 0.500%, 04/30/2020	150,000	149,843	2.66%

Total U.S. Government Agency Issue
(Cost $149,963)		149,843	2.66%

The accompanying notes are an integral part of these financial statements.

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INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 8.19%	of Shares	Value	Net Assets

iShares iBoxx $High Yield Corporation Bond Fund	1,600	$145,584	2.59%
iShares S&P U.S. Preferred Stock Index Fund	3,500	139,790	2.48%
SPDR Barclays Short Term High Yield	5,000	146,700	2.61%
Wisdomtree Emerging Markets Local Debt Fund	700	28,539	0.51%

Total Investment Companies (Excluding
Money Market Funds) (Cost $474,053)		460,613	8.19%

SHORT-TERM INVESTMENTS – 1.61%

Money Market Funds – 1.61%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	90,686	90,686	1.61%

Total Short-Term Investments
(Cost $90,686)		90,686	1.61%

Total Investments
(Cost $5,668,548) – 99.91%		5,619,775	99.91%
Other Assets in
Excess of Liabilities – 0.09%		5,079	0.09%
TOTAL NET ASSETS – 100.00%		$5,624,854	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Preferred Stocks	Level 1	Level 2	Level 3	Total
Financials	$39,500	$—	$—	$39,500
Total Preferred Stocks	$39,500	$—	$—	$39,500
REITS
Financials	$102,540	$—	$—	$102,540
Total REITS	$102,540	$—	$—	$102,540
Corporate Bonds
Consumer Discretionary	$—	$345,604	$—	$345,604
Financials	—	1,511,960	—	1,511,960
Health Care	—	294,719	—	294,719
Telecommunication Services	—	149,152	—	149,152
Utilities	—	265,090	—	265,090
Total Corporate Bonds	$—	$2,566,525	$—	$2,566,525
Mortgage Backed Securities	$—	$539,377	$—	$539,377
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$73,412	$—	$73,412
U.S. Treasury Notes	—	1,597,279	—	1,597,279
Total U.S. Treasury Obligations	$—	$1,670,691	$—	$1,670,691
U.S. Government Agency Issues	$—	$149,843	$—	$149,843
Investment Companies (Excluding
Money Market Funds)	$460,613	$—	$—	$460,613
Short-Term Investments
Money Market Funds	$90,686	$—	$—	$90,686
Total Short-Term Investments	$90,686	$—	$—	$90,686
Total Investments	$693,339	$4,926,436	$—	$5,619,775

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $5,668,548)	$5,619,775
Dividends and interest receivable	42,056
Prepaid expenses and other assets	13,079
Total Assets	5,674,910

LIABILITIES:
Payable for fund shares redeemed	5
Payable to advisor	3,688
Payable to administrator	1,379
Payable to auditor	29,593
Distribution payable	26
Accrued distribution fees	4,411
Accrued service fees	227
Accrued trustees fees	2,040
Accrued expenses and other payables	8,687
Total Liabilities	50,056
NET ASSETS	$5,624,854

NET ASSETS CONSIST OF:
Capital stock	$5,627,912
Accumulated net investment loss	(118)
Accumulated net realized gain on investments	45,833
Unrealized net depreciation on investments	(48,773)
Total Net Assets	$5,624,854

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$2,746,820
Shares issued and outstanding	365,121
Net asset value, offering price and redemption price per share	$7.52

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$2,878,034
Shares issued and outstanding	435,066
Net asset value, offering price and redemption price per share	$6.62

The accompanying notes are an integral part of these financial statements.

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11

Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$17,715
Interest income	74,385
Total investment income	92,100

EXPENSES:
Investment advisory fees (See Note 5)	20,297
Federal and state registration fees	14,835
Compliance expense	10,883
Audit fees	10,490
Trustees’ fees and expenses	4,689
Reports to shareholders	3,224
Distribution fees – Investor Class (See Note 5)	2,917
Administration, fund accounting, custody and transfer agent fees	2,588
Sub-transfer agent expenses – Investor Class (See Note 5)	986
Service fees – Investor Class (See Note 5)	455
Legal fees	378
Other expenses	2,219
Total expenses before reimbursement by advisor	73,961
Expense reimbursement by advisor – Investor Class	(16,047)
Expense reimbursement by advisor – Institutional Class	(13,084)
Net expenses	44,830
NET INVESTMENT INCOME	$47,270

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$46,177
Net change in unrealized depreciation on investments	(35,791)
Net gain on investments	10,386
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,656

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$47,270	$141,693
Net realized gain on investments	46,177	70,699
Net change in unrealized depreciation on investments	(35,791)	(120,967)
Net increase in net assets resulting from operations	57,656	91,425

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(23,282)	(67,126)
Institutional Class	(24,106)	(76,008)
Net realized gains
Investor Class	(37,403)	(629,457)
Institutional Class	(30,800)	(734,790)
Total distributions	(115,591)	(1,507,381)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	318,837	1,440,996
Proceeds from shares subscribed – Institutional Class	702,538	179,145
Dividends reinvested – Investor Class	55,579	616,160
Dividends reinvested – Institutional Class	54,281	796,120
Cost of shares redeemed – Investor Class	(414,291)	(1,605,535)
Cost of shares redeemed – Institutional Class	(138,014)	(1,311,742)
Net increase in net assets derived
from capital share transactions	578,930	115,144
TOTAL INCREASE (DECREASE) IN NET ASSETS	520,995	(1,300,812)

NET ASSETS:
Beginning of period	5,103,859	6,404,671
End of period	$5,624,854	$5,103,859
Undistributed net investment loss, end of period	$(118)	$—

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	42,448	181,144
Shares sold – Institutional Class	105,877	25,191
Shares issued to holders as reinvestment
of dividends – Investor Class	7,401	80,291
Shares issued to holders as reinvestment
of dividends – Institutional Class	8,212	117,695
Shares redeemed – Investor Class	(54,917)	(207,447)
Shares redeemed – Institutional Class	(20,756)	(192,135)
Net increase in shares outstanding	88,265	4,739

The accompanying notes are an integral part of these financial statements.

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15

Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$7.61

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gains (losses) on investments	0.01
Total from investment operations	0.08

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	(0.10)
Total distributions	(0.17)
Paid-in capital from redemption fees	—
Net asset value, end of period	$7.52

TOTAL RETURN	1.06	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.75
Ratio of expenses to average net assets:
Before expense reimbursement	3.07	%(5)
After expense reimbursement	1.88	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.58	%(5)
After expense reimbursement	1.77	%(5)
Portfolio turnover rate(6)	19	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				For the Period		For the Year
				April 1, 2010		Ended
Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$9.56	$9.97	$9.56	$9.82	$9.39		$8.75

0.17	0.27	0.28	0.35 (2)	0.23	(2)	0.38 (2)
(0.06)	(0.23)	0.41	(0.14)	0.42		0.69
0.11	0.04	0.69	0.21	0.65		1.07

(0.18)	(0.27)	(0.20)	(0.32)	(0.22)		(0.38)
(1.88)	(0.18)	(0.08)	(0.15)	—		(0.05)
(2.06)	(0.45)	(0.28)	(0.47)	(0.22)		(0.43)
—	—	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$7.61	$9.56	$9.97	$9.56	$9.82		$9.39

1.41%	0.41%	7.38%	2.35%	6.98	%(4)	12.33%

$2.82	$3.02	$3.57	$4.05	$4.45		$4.62

2.85%	2.26%	2.12%	2.38%	2.10	%(5)	1.93%
1.30%	1.30%	1.30%	1.30%	1.30	%(5)	1.31%

0.74%	1.70%	2.01%	2.58%	3.37	%(5)	3.49%
2.29%	2.66%	2.83%	3.66%	4.17	%(5)	4.11%
54%	74%	75%	57%	46	%(4)	28%

The accompanying notes are an integral part of these financial statements.

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17

Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$6.69

Income from investment operations:
Net investment income	0.07
Net realized and unrealized gains (losses) on investments	0.02
Total from investment operations	0.09

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	(0.09)
Total distributions	(0.16)
Paid-in capital from redemption fees	—
Net asset value, end of period	$6.62

TOTAL RETURN	1.37	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2.88
Ratio of expenses to average net assets:
Before expense reimbursement	2.74	%(5)
After expense reimbursement	1.64	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement	0.87	%(5)
After expense reimbursement	1.97	%(5)
Portfolio turnover rate(6)	19	%(4)

(1)	For the seven-month period ended October 31, 2010. Effective October 31, 2010, the Fund changed its fiscal year end from March 31 to October 31.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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				For the Period		For the Year
				April 1, 2010		Ended
Year Ended October 31,				to October 31,		March 31,
2014	2013	2012	2011	2010(1)		2010

$8.65	$9.06	$8.77	$9.05	$8.67		$8.11

0.16	0.19	0.27	0.34 (2)	0.23	(2)	0.37 (2)
(0.06)	(0.13)	0.38	(0.12)	0.38		0.64
0.10	0.06	0.65	0.22	0.61		1.01

(0.18)	(0.29)	(0.28)	(0.35)	(0.23)		(0.40)
(1.88)	(0.18)	(0.08)	(0.15)	—		(0.05)
(2.06)	(0.47)	(0.36)	(0.50)	(0.23)		(0.45)
—	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)
$6.69	$8.65	$9.06	$8.77	$9.05		$8.67

1.53%	0.69%	7.63%	2.62%	7.15	%(4)	12.62%

$2.29	$3.38	$33.34	$23.25	$24.25		$23.89

2.53%	1.67%	1.31%	1.43%	1.47	%(5)	1.69%
1.05%	1.05%	1.05%	1.05%	1.05	%(5)	1.06%

1.06%	2.28%	2.74%	3.54%	4.00	%(5)	3.74%
2.54%	2.90%	3.00%	3.92%	4.41	%(5)	4.37%
54%	74%	75%	57%	46	%(4)	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Core Bond Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Core Bond Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is current income with capital growth as a secondary objective.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

HENNESSYFUNDS.COM

20

expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid monthly.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $540,373 and $784,823, respectively.

Purchases and sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015 were $968,817 and $156,013, respectively.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.80%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $3,688.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Financial Counselors, Inc.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, 12b-1 fees, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses) to 1.05% of the Fund’s net assets for both the Investor Class shares and Institutional Class shares of the Fund through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $29,131 for the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

	October 31,	October 31,	October 31,	October 31,
	2015	2016	2017	2018	Total
Investor Class	$755	$36,603	$46,263	$16,047	$99,668
Institutional Class	$ 4	$74,877	$42,715	$13,084	$130,680

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $227.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $986.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various

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federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $2,588.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$5,095,406
Gross tax unrealized appreciation	$171,037
Gross tax unrealized depreciation	(184,362)
Net tax unrealized depreciation	$(13,325)
Undistributed ordinary income	$—
Undistributed long-term capital gains	68,202
Total distributable earnings	$68,202
Other accumulated gain	$—
Total accumulated gain	$54,877

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$47,388	$156,269
Long-term capital gain	68,203	1,351,112
	$115,591	$1,507,381

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,010.60	$9.37
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.47	$9.39

Institutional Class
Actual	$1,000.00	$1,013.70	$8.19
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.66	$8.20

(1)
Expenses are equal to the Fund’s expense ratio of 1.88% for Investor Class shares or 1.64% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.64%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 0.64%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 9.02%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•	The Advisor oversees the sub-advisor for the Fund and the sub-advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and other service providers, conducting on-site visits to the sub-advisor and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	The sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

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•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and the sub-advisor each provide a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Boad compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fee of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•	The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the

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employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY GAS UTILITY FUND

Investor Class  GASFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	0.23%	8.18%	16.98%	11.96%
AGA Stock Index*	0.38%	9.13%	17.51%	12.72%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratio: 0.94%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Gas Utility Index Fund.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.
*
The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth, Ryan Kelley and Brian Perry

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Hennessy Gas Utility Fund returned 0.23%, underperforming the American Gas Association (AGA) Stock Index* and the S&P 500 Index, which returned 0.38% and 4.40%, respectively, but outperforming the Morningstar Utilities Category Average, which returned -0.76%, for the same period.

While returns of the Fund have lagged the broader market (S&P 500 Index) over the six-month and one-year periods, they have outpaced the market over the five- and ten-year periods. We believe this longer-term outperformance is a testament to the favorable underlying drivers of the industry in which the Fund invests, namely the natural gas distribution industry, for which the basic fundamentals have not really changed over the past decade. An abundant supply of natural gas has led to low and stable commodity pricing, which has in turn led to increased demand and consumption, resulting in higher revenues for natural gas distribution companies.

Regarding the underperformance versus the broader market indices over the last six months, stocks historically experience some volatility over longer time periods, and periods of lackluster performance can allow for a company’s earnings, cash-flow and revenues to catch up to its stock price.  After a period of pronounced positive performance, a pause, as we have seen in this period, would not be unexpected. It would be fair for investors to wonder if the pause in Fund performance indicates negative changes within the industry. In our opinion, that is not the case, and we believe that the demand of natural gas will continue to grow over time, leading to long-term growth for distribution companies.

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Shareholders are reminded that the Fund’s portfolio holds stocks in the AGA Stock Index, which is comprised of publicly-traded members of the American Gas Association (AGA), a national trade association of natural gas distribution companies.  There were three significant changes to the composition of the AGA Stock Index during this six-month period ended April 30, 2015, two of which had a significant impact on Fund performance:

•
Williams Companies, Inc. was added to the AGA Stock Index and the Fund in December 2014. Williams is a large and key player in the natural gas distribution business, with a focus on exploring, producing, transporting, processing and selling natural gas. For the five-month period that the Fund held the stock, Williams returned over 15%.

•
ONEOK, Inc. left the AGA Stock Index in April 2015. ONEOK spun off its local distribution business last year, forming a company called ONE Gas, Inc., which remains in the Index, and therefore, in the Fund. ONEOK’s remaining interest is in collecting and processing natural gas throughout the Central U.S. ONEOK’s performance for the past six months was down over 15%, due to the market selloff tied to the price decline of crude oil and its impact on natural gas production in ONEOK’s territory.

•
Energy Transfer Equity, L.P. left the AGA Stock Index in the beginning of November 2014. Energy Transfer is an MLP (Master Limited Partnership) that is heavily involved in natural gas pipelines, and it was the only MLP in the Fund’s portfolio. The elimination of this stock had no material impact on Fund performance.

Both Williams and ONEOK comprised 4.5-5% of the AGA Stock Index, so their price movements were significant on Fund’s performance. With the further elimination of Energy Transfer, close to a 5% holding, approximately 14.5 – 15% of the AGA Stock Index, and hence the Fund’s portfolio, changed over the time period, which is not a common occurrence.

Additional Portfolio Manager Commentary and related investment outlook:

For the six-month period covered by this report, the Fund achieved its objective of providing returns that track the returns of the AGA Stock Index, less fund expenses. Looking forward it is hard to predict all the external forces that could impact the Fund. Weather, geopolitics, interest rates, oil prices and U.S. and international economies can all have an effect on stock prices of energy-related companies. Moreover, we believe the basic premise for the natural gas distribution industry remains intact, and we would expect demand to increase over time, resulting in higher revenues for portfolio companies, which in turn could positively impact their stock prices.

*
The AGA Stock Index is a market capitalization-weighted index, consisting of member companies of the American Gas Association.  Performance for the AGA Stock Index is provided monthly by the American Gas Association.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments are focused in the natural gas distribution and transmission

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industry; sector funds may be subject to a higher degree of market risk.  The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pre-tax income.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY GAS UTILITY FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
TransCanada Corp.	5.04%
National Grid PLC	5.02%
Cheniere Energy, Inc.	4.99%
Dominion Resources, Inc.	4.97%
Spectra Energy Corp.	4.95%
The Williams Companies, Inc.	4.95%
Enbridge, Inc.	4.95%
Kinder Morgan, Inc.	4.95%
NiSource, Inc.	4.94%
Sempra Energy	4.94%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 97.16%	Number		% of
	of Shares	Value	Net Assets
Energy – 32.03%
Cheniere Energy, Inc. (a)	1,405,117	$107,477,399	4.99%
Enbridge, Inc. (b)	2,037,077	106,600,239	4.95%
EQT Corp.	526,732	47,374,276	2.20%
Kinder Morgan, Inc.	2,480,725	106,547,139	4.95%
Spectra Energy Corp.	2,863,415	106,662,209	4.95%
The Williams Companies, Inc.	2,083,557	106,657,283	4.95%
TransCanada Corp. (b)	2,339,427	108,596,201	5.04%
		689,914,746	32.03%

Financials – 0.52%
Berkshire Hathaway, Inc., Class A (a)	52	11,096,800	0.52%

Utilities – 64.61%
AGL Resources, Inc.	1,234,116	62,039,011	2.88%
ALLETE, Inc.	4,250	213,775	0.01%
Alliant Energy Corp.	108,904	6,585,425	0.31%
Ameren Corp.	244,490	10,009,420	0.46%
Atmos Energy Corp.	1,294,006	69,876,324	3.24%
Avista Corp.	148,472	4,843,157	0.23%
Black Hills Corp.	117,959	5,814,199	0.27%
Centerpoint Energy, Inc.	1,191,226	24,980,009	1.16%
Chesapeake Utilities Corp.	153,837	7,350,332	0.34%
CMS Energy Corp.	1,061,648	36,021,717	1.67%
Consolidated Edison, Inc.	610,786	37,593,878	1.75%
Corning Natural Gas Holding Corp.	31,637	636,695	0.03%
Delta Natural Gas Company, Inc.	87,392	1,721,622	0.08%
Dominion Resources, Inc.	1,494,446	107,121,889	4.97%
DTE Energy Co.	414,954	33,042,787	1.53%
Duke Energy Corp.	189,337	14,686,871	0.68%
Entergy Corp.	17,100	1,319,778	0.06%
Eversource Energy	394,975	19,258,981	0.89%
Exelon Corp.	604,881	20,578,052	0.96%
Gas Natural, Inc.	91,250	912,500	0.04%
Iberdrola SA – ADR (b)	551,247	14,767,907	0.69%
Integrys Energy Group, Inc.	481,088	35,167,533	1.63%
MDU Resources Group, Inc.	907,407	20,226,102	0.94%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	60,996	$2,530,114	0.12%
National Fuel Gas Co.	525,924	33,895,802	1.57%
National Grid PLC – ADR (b)	1,602,523	108,058,126	5.02%
New Jersey Resources Corp.	763,884	23,306,101	1.08%
NiSource, Inc.	2,450,131	106,384,688	4.94%
Northwest Natural Gas Co.	307,951	14,381,312	0.67%
Northwestern Corp.	178,198	9,282,334	0.43%
One Gas, Inc.	589,525	24,742,364	1.15%
Pepco Holdings, Inc.	107,404	2,790,356	0.13%
PG&E Corp.	1,505,799	79,686,883	3.70%
Piedmont Natural Gas Company, Inc.	980,782	36,720,478	1.71%
PPL Corp.	138,535	4,714,346	0.22%
Public Service Enterprise Group, Inc.	1,302,290	54,097,127	2.51%
Questar Corp.	1,682,119	39,428,869	1.83%
RGC Resources, Inc.	58,219	1,216,777	0.06%
SCANA Corp.	314,466	16,660,409	0.77%
Sempra Energy	1,001,840	106,365,353	4.94%
South Jersey Industries, Inc.	251,828	13,283,927	0.62%
Southwest Gas Corp.	560,667	30,836,685	1.43%
TECO Energy, Inc.	409,236	7,755,022	0.36%
The Empire District Electric Co.	30,575	720,653	0.03%
The Laclede Group, Inc.	511,011	26,536,801	1.23%
UGI Corp.	451,402	15,713,304	0.73%
UIL Holdings Corp.	288,633	14,397,014	0.67%
Unitil Corp.	93,871	3,210,388	0.15%
Vectren Corp.	479,428	20,696,907	0.96%
WGL Holdings, Inc.	465,737	25,620,192	1.19%
Wisconsin Energy Corp.	215,260	10,573,571	0.49%
Xcel Energy, Inc.	686,899	23,292,745	1.08%
		1,391,666,612	64.61%

Total Common Stocks
(Cost $1,581,385,266)		2,092,678,158	97.16%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS – 1.79%	Number		% of
	of Shares	Value	Net Assets
Energy – 1.79%
Plains GP Holdings LP	1,312,277	$38,580,944	1.79%

Total Partnerships
(Cost $36,141,564)		38,580,944	1.79%

SHORT-TERM INVESTMENTS – 1.29%

Money Market Funds – 1.29%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	27,687,274	27,687,274	1.29%

Total Short-Term Investments
(Cost $27,687,274)		27,687,274	1.29%

Total Investments
(Cost $1,645,214,104) – 100.24%		2,158,946,376	100.24%
Liabilities in Excess
of Other Assets – (0.24)%		(5,152,245)	(0.24)%
TOTAL NET ASSETS – 100.00%		$2,153,794,131	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$689,914,746	$—	$—	$689,914,746
Financials	11,096,800	—	—	$11,096,800
Utilities	1,391,029,917	636,695	—	$1,391,666,612
Total Common Stocks	$2,092,041,463	$636,695	$—	$2,092,678,158
Partnerships
Energy	$38,580,944	$—	$—	$38,580,944
Total Partnerships	$38,580,944	$—	$—	$38,580,944
Short-Term Investments
Money Market Funds	$27,687,274	$—	$—	$27,687,274
Total Short-Term Investments	$27,687,274	$—	$—	$27,687,274
Total Investments	$2,158,309,681	$636,695	$—	$2,158,946,376

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $1,645,214,104)	$2,158,946,376
Investments in foreign currencies, at value (cost $890,066)	893,682
Dividends and interest receivable	2,543,045
Receivable for fund shares sold	2,391,116
Receivable for securities sold	91,123
Prepaid expenses and other assets	46,690
Total Assets	2,164,912,032

LIABILITIES:
Payable for securities purchased	7,390,751
Payable for fund shares redeemed	1,319,434
Payable to advisor	716,365
Payable to administrator	558,464
Payable to auditor	29,362
Accrued distribution fees	509,961
Accrued service fees	179,091
Accrued trustees fees	1,676
Accrued expenses and other payables	412,797
Total Liabilities	11,117,901
NET ASSETS	$2,153,794,131

NET ASSETS CONSIST OF:
Capital stock	$1,633,634,361
Accumulated net investment income	641,301
Accumulated net realized gain on investments	5,782,581
Unrealized net appreciation on investments	513,735,888
Total Net Assets	$2,153,794,131

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$2,153,794,131
Shares issued and outstanding	71,544,983
Net asset value, offering price and redemption price per share	$30.10

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$34,461,925
Interest income	998
Total investment income	34,462,923

EXPENSES:
Investment advisory fees (See Note 5)	4,449,302
Sub-transfer agent expenses – Investor Class (See Note 5)	2,175,963
Administration, fund accounting, custody and transfer agent fees	1,122,572
Distribution fees – Investor Class (See Note 5)	546,253
Service fees – Investor Class (See Note 5)	364,169
Membership fees	444,930
Reports to shareholders	91,614
Legal fees	27,417
Federal and state registration fees	22,004
Trustees’ fees and expenses	13,001
Interest expense (See Note 6)	12,558
Compliance expense	10,883
Audit fees	10,261
Other expenses	60,957
Total expenses	9,351,884
NET INVESTMENT INCOME	$25,111,039

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$39,987,973
Net change in unrealized depreciation on investments	(64,246,021)
Net loss on investments	(24,258,048)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$852,991

(1)	Net of foreign taxes withheld and issuance fees of $565,250.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income	$25,111,039	$38,250,537
Net realized gain on investments	39,987,973	47,518,015
Net change in unrealized
appreciation (depreciation) on investments	(64,246,021)	248,176,790
Net increase in net assets resulting from operations	852,991	333,945,342

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Investor Class	(25,423,429)	(36,086,377)
Net realized gains – Investor Class	(66,085,456)	(27,515,134)
Total distributions	(91,508,885)	(63,601,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	336,025,322	1,127,467,551
Dividends reinvested – Investor Class	86,545,993	60,140,074
Cost of shares redeemed – Investor Class	(433,102,810)	(385,760,784	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	(10,531,495)	801,846,841
TOTAL INCREASE (DECREASE) IN NET ASSETS	(101,187,389)	1,072,190,672

NET ASSETS:
Beginning of period	2,254,981,520	1,182,790,848
End of period	$2,153,794,131	$2,254,981,520
Undistributed net investment income, end of period	$641,301	$953,691

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	11,048,223	38,906,149
Shares issued to holders as reinvestment
of dividends – Investor Class	2,893,396	2,174,333
Shares redeemed – Investor Class	(14,443,764)	(13,350,971)
Net increase (decrease) in shares outstanding	(502,145)	27,729,511

(1)	Net of redemption fees of $6,816 related to redemption fees imposed by the FBR Gas Utility Index Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$31.30

Income from investment operations:
Net investment income	0.34
Net realized and unrealized gains (losses) on investments	(0.28)
Total from investment operations	0.06

Less distributions:
Dividends from net investment income	(0.35)
Dividends from net realized gains	(0.91)
Total distributions	(1.26)
Paid-in capital from redemption fees	—
Net asset value, end of period	$30.10

TOTAL RETURN	0.23	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$2,153.79
Ratio of expenses to average net assets:
Before expense reimbursement	0.84	%(4)
After expense reimbursement	0.84	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.26	%(4)
After expense reimbursement	2.26	%(4)
Portfolio turnover rate	21	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$26.69	$23.05	$21.21	$17.83	$15.13

0.62	0.62	0.58	0.51 (1)	0.58
5.18	4.18	1.99	3.59	2.72
5.80	4.80	2.57	4.10	3.30

(0.59)	(0.61)	(0.58)	(0.51)	(0.58)
(0.60)	(0.55)	(0.16)	(0.21)	(0.02)
(1.19)	(1.16)	(0.74)	(0.72)	(0.60)
0.00 (2)	0.00 (2)	0.01	0.00 (2)	0.00 (2)
$31.30	$26.69	$23.05	$21.21	$17.83

22.49%	21.70%	12.41%	23.54%	22.25%

$2,254.98	$1,182.79	$746.82	$433.78	$244.04

0.77%	0.80%	0.69%	0.71%	0.77%
0.77%	0.80%	0.69%	0.71%	0.76%

2.26%	2.56%	2.72%	2.68%	3.50%
2.26%	2.56%	2.72%	2.68%	3.51%
20%	18%	16%	17%	16%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  Prior to February 27, 2015, the Fund was known as the Hennessy Gas Utility Index Fund.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Gas Utility Index Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is income and capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid on a calendar quarter basis.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale

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proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major

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jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market

HENNESSYFUNDS.COM

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participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $460,472,515 and $540,822,788, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.40%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $716,365.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 0.85% of the Fund’s net assets through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

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The Board has approved a Shareholder Servicing Agreement for the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable for the Fund as of April 30, 2015 were $179,091.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. The plan was not implemented, however, until March 1, 2015, and the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $2,175,963.

Membership fees are paid to the American Gas Association (“AGA”), which provides administrative services to the Fund pursuant to an Administrative Services Agreement between the Fund and AGA. These administrative services include overseeing the calculation of the AGA Stock Index. Prior to January 1, 2015, AUS Consultants Utility Services performed the actual computations required to produce the AGA Stock Index and received a fee for such calculations pursuant to a contractual arrangement with AGA. As of January 1, 2015, AUS Consultants Utility Services was replaced by Sussex Economic Advisors, LLC.  AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of an agreement approved by the Board, AGA provides the Advisor with current information regarding the common stock composition of the AGA Stock Index no less than quarterly but may supply such information more frequently. In addition, AGA provides the Fund with information on the natural gas industry. The Fund pays AGA in its capacity as administrator a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS during the six months ended April 30, 2015 were $1,122,572.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

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6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $645,111 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $14,345,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$1,701,300,811
Gross tax unrealized appreciation	$589,799,997
Gross tax unrealized depreciation	(45,999,771)
Net tax unrealized appreciation	$543,800,226
Undistributed ordinary income	$43,176,035
Undistributed long-term capital gains	23,839,403
Total distributable earnings	$67,015,438
Other accumulated gain	$—
Total accumulated gain	$610,815,664

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$67,669,440	$46,037,795
Long-term capital gain	23,839,445	17,563,716
	$91,508,885	$63,601,511

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015

Investor Class
Actual	$1,000.00	$1,002.30	$4.17

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.63	$4.21

(1)	Expenses are equal to the Fund’s expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 72.18%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 58.73%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 21.62%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;

•	manages the use of soft dollars for the Fund; and

•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.

•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.

•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

•	The Advisor is actively involved with preparing regulatory filings for the Fund.

•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.

•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Federal Tax Distribution Information	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	4.26%	5.22%	5.11%	5.30%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)(2)	4.45%	5.61%	5.35%	5.49%
Russell 2000® Financial
Services Index	1.84%	10.93%	11.53%	5.68%
Russell 2000® Index	4.65%	9.71%	12.73%	9.18%

Expense ratios: 1.49% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Small Cap Financial Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Small Cap Financial Fund returned 4.26%, outperforming the Russell 2000® Financial Services Index and the Morningstar Financial Category Average, which returned 1.84% and 2.48%, respectively, but slightly underperforming the Russell 2000® Index, which returned 4.65%, for the same period.

Traditionally, the Fund has been concentrated in the regional bank, thrift, and mortgage finance sub-industries.  At times, this has caused the Fund to outperform or underperform the broader financial indices cited above, and this period was no different.  As of April 30, 2015, a little over half of the portfolio was concentrated in regional banks, which outperformed during the time period, contributing to the Fund’s strong relative performance.

Companies with the strongest performance contributions to the Fund during the six-month period were all traditional banks and thrifts. Specific positions that contributed most strongly to the Fund’s positive performance include Hingham Institute for Savings, Susquehanna Bancshares, Inc., and Customers Bancorp, Inc.  The Fund no longer holds Susquehanna Bancshares due to the intended acquisition by BB&T Corporation announced on November 12, 2014.

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Companies detracting from the Fund’s relative performance during the six-month period include life insurance, mortgage and banking companies. Specific positions that lagged include Genworth Financial, Inc., Stonegate Mortgage Corporation and WSFS Financial Corporation.  The Fund no longer holds Genworth or Stonegate Mortgage.

Additional Portfolio Manager Commentary and related investment outlook:

We believe that the industry continues to get better.  Liquidity, capital, credit, reserves, book value and earnings are all improving or becoming more predictable.  There are, however, headwinds.  Interest rates remain at historical lows, which is putting pressure on lending margins.  Loan demand is better, but still not sufficient to drive industry loan growth above low single digits. Above average loan growth is coming at a cost, as competition is driving loan yields and underwriting standards down in the current environment. Finally, regulatory changes as a result of the 2008 financial crisis are raising compliance costs and reducing business flexibility.

Our investment process remains unchanged.  We look for companies that are doing well in the current environment.  We do not want to own those that are only positioned for higher rates and wait for that.  We do not want to own those positioned for better loan demand and wait for that. We do not want to own those that benefit from market volatility or capital sales and assume that will happen or continue.  Additionally, we believe that good management is critical in today’s environment.  We have invested in a group of companies we believe are doing well and should be able to adapt and continue to do well when (or if) macro conditions change.

We believe the structure and condition of the financial system in the U.S. today is one of the best in quite some time.  We believe a well-constructed financial system is good for the economy and, by association, good for the companies and stocks in that economy.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 2000® Financial Services Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization financial sector stocks. The Russell 2000® Index is an unmanaged index commonly used to measure the performance of U.S. small-capitalization stocks. One cannot invest directly in an index.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the value at which a company carries an asset on its balance sheet.

Each Morningstar category average represents a universe of funds with similar investment objectives.  © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Hingham Institution for Savings	5.44%
Investors Bancorp, Inc.	4.97%
Washington Federal, Inc.	4.91%
Astoria Financial Corp.	4.87%
Synovus Financial Corp.	4.82%
Clifton Bancorp, Inc.	4.80%
BankUnited, Inc.	4.69%
Banner Corp.	4.66%
Provident Financial Services, Inc.	4.61%
Wintrust Financial Corp.	4.25%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 96.56%	Number		% of
	of Shares	Value	Net Assets
Financials – 96.56%
Associated Banc-Corp.	260,000	$4,890,600	2.58%
Astoria Financial Corp.	700,000	9,219,000	4.87%
BankUnited, Inc.	270,000	8,872,200	4.69%
Banner Corp.	195,000	8,817,900	4.66%
Beneficial Bancorp, Inc. (a)	204,494	2,372,130	1.25%
Berkshire Hills Bancorp, Inc.	160,000	4,481,600	2.37%
Blue Hills Bancorp, Inc. (a)	300,000	4,026,000	2.13%
Capital Bank Financial Corp. (a)	218,000	5,912,160	3.12%
Clifton Bancorp, Inc.	665,000	9,077,250	4.80%
Customers Bancorp, Inc. (a)	175,000	4,411,750	2.33%
Encore Capital Group, Inc. (a)	80,000	3,235,200	1.71%
Flagstar Bancorp, Inc. (a)	30,000	515,400	0.27%
Flushing Financial Corp.	400,000	7,664,000	4.05%
Fulton Financial Corp.	325,000	3,952,000	2.09%
Hingham Institution for Savings	93,000	10,304,400	5.44%
Independent Bank Corp.	135,000	5,632,200	2.98%
Investors Bancorp, Inc.	795,000	9,412,800	4.97%
Meridian Bancorp, Inc. (a)	315,000	4,047,750	2.14%
OceanFirst Financial Corp.	221,000	3,708,380	1.96%
Opus Bank	5,000	156,500	0.08%
PacWest Bancorp	95,000	4,284,500	2.26%
Popular, Inc. (a) (b)	134,500	4,361,835	2.30%
Provident Financial Services, Inc.	485,000	8,730,000	4.61%
Radian Group, Inc.	100,000	1,786,000	0.94%
Servisfirst Bancshares, Inc.	105,000	3,660,300	1.93%
Square 1 Financial, Inc. (a)	140,000	3,620,400	1.91%
Synovus Financial Corp.	330,000	9,127,800	4.82%
Texas Capital Bancshares, Inc. (a)	5,000	263,300	0.14%
Umpqua Holdings Corp.	260,000	4,422,600	2.34%
United Financial Bancorp, Inc.	320,000	4,080,000	2.16%
Washington Federal, Inc.	430,000	9,288,000	4.91%
Webster Financial Corp.	15,000	537,450	0.28%
Wintrust Financial Corp.	165,000	8,042,100	4.25%
WSFS Financial Corp.	75,000	5,337,750	2.82%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Zions Bancorporation	160,000	$4,533,600	2.40%

Total Common Stocks
(Cost $151,697,034)		182,784,855	96.56%

SHORT-TERM INVESTMENTS – 3.65%

Money Market Funds – 3.65%
Fidelity Government Portfolio – Institutional Class, 0.01% (c)	6,914,733	6,914,733	3.65%

Total Short-Term Investments
(Cost $6,914,733)		6,914,733	3.65%

Total Investments
(Cost $158,611,767) – 100.21%		189,699,588	100.21%
Liabilities in Excess
of Other Assets – (0.21)%		(395,860)	(0.21)%
TOTAL NET ASSETS – 100.00%		$189,303,728	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$182,784,855	$—	$—	$182,784,855
Total Common Stocks	$182,784,855	$—	$—	$182,784,855
Short-Term Investments
Money Market Funds	$6,914,733	$—	$—	$6,914,733
Total Short-Term Investments	$6,914,733	$—	$—	$6,914,733
Total Investments	$189,699,588	$—	$—	$189,699,588

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $158,611,767)	$189,699,588
Dividends and interest receivable	70,625
Receivable for fund shares sold	36,364
Prepaid expenses and other assets	17,968
Total Assets	189,824,545

LIABILITIES:
Payable for fund shares redeemed	223,300
Payable to advisor	142,177
Payable to administrator	49,638
Payable to auditor	29,363
Accrued distribution fees	25,006
Accrued service fees	14,636
Accrued trustees fees	2,669
Accrued expenses and other payables	34,028
Total Liabilities	520,817
NET ASSETS	$189,303,728

NET ASSETS CONSIST OF:
Capital stock	$148,007,963
Accumulated net investment loss	(294,122)
Accumulated net realized gain on investments	10,502,066
Unrealized net appreciation on investments	31,087,821
Total Net Assets	$189,303,728

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$175,470,851
Shares issued and outstanding	8,094,244
Net asset value, offering price and redemption price per share	$21.68

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$13,832,877
Shares issued and outstanding	1,057,607
Net asset value, offering price and redemption price per share	$13.08

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,636,128
Interest income	239
Total investment income	1,636,367

EXPENSES:
Investment advisory fees (See Note 5)	914,819
Distribution fees – Investor Class (See Note 5)	192,743
Sub-transfer agent expenses – Investor Class (See Note 5)	124,569
Sub-transfer agent expenses – Institutional Class (See Note 5)	11,467
Administration, fund accounting, custody and transfer agent fees	101,929
Service fees – Investor Class (See Note 5)	29,738
Federal and state registration fees	16,768
Reports to shareholders	11,609
Compliance expense	10,883
Audit fees	10,261
Trustees’ fees and expenses	5,907
Interest expense (See Note 6)	4,046
Legal fees	2,232
Other expenses	9,853
Total expenses	1,446,824
NET INVESTMENT INCOME	$189,543

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$11,479,096
Net change in unrealized depreciation on investments	(4,584,465)
Net gain on investments	6,894,631
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,084,174

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income (loss)	$189,543	$(825,377)
Net realized gain on investments	11,479,096	34,099,662
Net change in unrealized depreciation on investments	(4,584,465)	(28,573,406)
Net increase in net assets resulting from operations	7,084,174	4,700,879

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	—	(583,882)
Institutional Class	—	(611,323)
Net realized gains
Investor Class	(25,724,771)	(15,192,379)
Institutional Class	(5,914,515)	(6,931,392)
Total distributions	(31,639,286)	(23,318,976)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,127,954	28,573,914
Proceeds from shares subscribed – Institutional Class	2,463,438	6,485,452
Dividends reinvested – Investor Class	25,337,009	15,450,637
Dividends reinvested – Institutional Class	3,720,941	3,238,127
Cost of shares redeemed – Investor Class	(26,620,718)	(81,963,023	)(1)
Cost of shares redeemed – Institutional Class	(28,494,454)	(30,064,869)
Net decrease in net assets derived
from capital share transactions	(21,465,830)	(58,279,762)
TOTAL DECREASE IN NET ASSETS	(46,020,942)	(76,897,859)

NET ASSETS:
Beginning of period	235,324,670	312,222,529
End of period	$189,303,728	$235,324,670
Undistributed net investment loss, end of period	$(294,122)	$(483,665)

(1)	Net redemption fees of $12,269 related to redemption fees imposed by the FBR Small Cap Financial Fund during a prior year but not received until the fiscal year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets – Continued

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	98,894	1,158,040
Shares sold – Institutional Class	187,263	438,519
Shares issued to holders as reinvestment
of dividends – Investor Class	1,216,371	624,580
Shares issued to holders as reinvestment
of dividends – Institutional Class	296,489	216,313
Shares redeemed – Investor Class	(1,223,454)	(3,361,999)
Shares redeemed – Institutional Class	(2,332,372)	(2,059,169)
Net decrease in shares outstanding	(1,756,809)	(2,983,716)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$24.13

Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gains (losses) on investments	0.87
Total from investment operations	0.89

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(3.34)
Total distributions	(3.34)
Paid-in capital from redemption fees	—
Net asset value, end of period	$21.68

TOTAL RETURN	4.26	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$175.47
Ratio of expenses to average net assets	1.46	%(4)
Ratio of net investment income (loss) to average net assets	0.15	%(4)
Portfolio turnover rate(5)	13	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$25.40	$19.54	$16.48	$18.11	$15.91

(0.10)	0.10	0.11	0.21 (1)	0.08
0.49	5.88	3.24	(1.66)	2.17
0.39	5.98	3.35	(1.45)	2.25

(0.06)	(0.12)	(0.29)	(0.06)	(0.07)
(1.60)	—	—	(0.13)	—
(1.66)	(0.12)	(0.29)	(0.19)	(0.07)
0.00 (2)	0.00 (2)	0.00 (2)	0.01	0.02
$24.13	$25.40	$19.54	$16.48	$18.11

1.40%	30.80%	20.65%	(8.12)%	14.27%

$193.09	$243.42	$167.20	$154.21	$216.75
1.44%	1.46%	1.45%	1.52%	1.51%
(0.36)%	0.48%	0.56%	0.81%	0.35%
47%	57%	43%	70%	89%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.53

Income from investment operations:
Net investment income (loss)	(0.30)
Net realized and unrealized gains (losses) on investments	0.86
Total from investment operations	0.56

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.01)
Total distributions	(2.01)
Paid-in capital from redemption fees	—
Net asset value, end of period	$13.08

TOTAL RETURN	4.45	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$13.83
Ratio of expenses to average net assets	1.15	%(4)
Ratio of net investment income (loss) to average net assets	0.46	%(4)
Portfolio turnover rate(5)	13	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$15.96	$12.34	$10.55	$11.70	$10.34

(0.09)	0.14	0.16	0.19 (1)	0.09
0.40	3.66	1.98	(1.09)	1.40
0.31	3.80	2.14	(0.90)	1.49

(0.14)	(0.18)	(0.35)	(0.12)	(0.13)
(1.60)	—	—	(0.13)	—
(1.74)	(0.18)	0.35	(0.25)	(0.13)
—	—	0.00 (2)	—	0.00 (2)
$14.53	$15.96	$12.34	$10.55	$11.70

1.70%	31.18%	20.95%	(8.00)%	14.52%

$42.23	$68.80	$43.79	$19.89	$25.01
1.12%	1.15%	1.25%	1.34%	1.23%
(0.04)%	0.74%	0.72%	1.00%	0.61%
47%	57%	43%	70%	89%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Small Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund). The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $25,817,121 and $73,618,395, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $142,177.

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The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  Shareholder service fees payable for the Fund as of April 30, 2015 were $14,636.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $136,036.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $101,929.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

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6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $287,276 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $5,795,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$200,580,864
Gross tax unrealized appreciation	$38,229,253
Gross tax unrealized depreciation	(3,448,931)
Net tax unrealized appreciation	$34,780,322
Undistributed ordinary income	$—
Undistributed long-term capital gains	31,554,220
Total distributable earnings	$31,554,220
Other accumulated loss	$(483,665)
Total accumulated gain	$65,850,877

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, a late year ordinary loss of $483,665.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$—	$2,893,627
Long-term capital gain	31,639,286	20,425,348
	$31,639,286	$23,318,975

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,042.60	$7.39
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.30

Institutional Class
Actual	$1,000.00	$1,044.50	$5.83
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s expense ratio of 1.46% for Investor Class shares or 1.15% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 93.71%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 86.82%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 65.57%.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class  HLFNX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting	26
Quarterly Filings on Form N-Q	26
Householding	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

HENNESSYFUNDS.COM

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap
Financial Fund (HLFNX)	0.72%	7.36%	7.73%	5.20%
Russell 1000® Financial
Services Index	3.48%	13.26%	10.97%	2.43%
Russell 1000® Index	4.75%	13.00%	14.47%	8.62%

Expense ratio: 1.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Large Cap Financial Fund.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan Kelley

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Hennessy Large Cap Financial Fund returned 0.72%, underperforming the Russell 1000® Financial Services Index, the Russell 1000® Index and the Morningstar Financial Category Average, which returned 3.48%, 4.75% and 2.48% for the same period, respectively.

The broader financial indices cited above are diversified across many different financially-related sub-industries with various weightings. Traditionally, the Fund does not seek to match the sub-industries, but rather has been more heavily tilted toward diversified banks, regional banks, and consumer finance companies.  At times, this has caused the Fund to either outperform or underperform the broader financial indices, and this period was no different.  As of April 30, 2015, close to one-third of the Fund was concentrated in regional banks and consumer finance companies, which lagged many other sub-industries within the financial sector and, as a result, the Fund experienced weaker relative performance during the period.

Companies with the strongest performance contributions to the Fund during the six-month period were asset managers, payment processing firms, and regional banks. Specific positions that contributed positively to performance include Blackstone Group, LP, Visa, Inc., and Huntington Bancshares, Inc. The Fund continues to hold all of these positions.

Companies detracting from the Fund’s relative performance during the six-month period include credit card companies and diversified banks. Specific positions that detracted from the Fund’s performance include American Express Company, Discover Financial Services, and Bank of America Corporation.  The Fund continues to hold all of these positions.

HENNESSYFUNDS.COM

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Additional Portfolio Manager Commentary and related investment outlook:

We believe that the financial industry continues to get better.  Liquidity, capital, credit, reserves, book value and earnings are all improving or becoming more predictable.  There are, however, headwinds.  Interest rates remain at historical lows, which is putting pressure on lending margins.  Loan demand is better, but still not sufficient to drive industry loan growth above low single digits. Above average loan growth is coming at a cost, as competition is driving loan yields and underwriting standards down in the current environment. Finally, regulatory changes as a result of the 2008 financial crisis are raising compliance costs and reducing business flexibility.

Our investment process remains unchanged.  We look for companies that are doing well in the current environment.  We do not want to own those that are only positioned for higher rates and wait for that.  We do not want to own those positioned for better loan demand and wait for that. We do not want to own those that benefit from market volatility or capital sales and assume that will happen or continue.  Additionally, we believe that good management is critical in today’s environment.  We have invested in a group of companies we believe are doing well and should be able to adapt and continue to do well when (or if) macro conditions change.

We believe the structure and condition of the financial system in the U.S. today is one of the best in quite some time.  We believe a well-constructed financial system is good for the economy and, by association, good for the companies and stocks in that economy.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell 1000® Financial Services Index is an unmanaged index commonly used to measure the performance of large-capitalization financial sector stocks. The Russell 1000® Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium sized companies, which may have limited liquidity and greater volatility compared to larger companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Book value is the value at which a company carries an asset on its balance sheet.

Each Morningstar category average represents a universe of funds with similar investment objectives. © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% net assets
Berkshire Hathaway, Inc., Class B	4.59%
Citigroup, Inc.	4.51%
Blackstone Group L.P.	4.44%
MasterCard, Inc., Class A	4.43%
Visa, Inc., Class A	4.37%
JPMorgan Chase & Co.	4.26%
Capital One Financial Corp.	4.25%
Discover Financial Services	4.17%
Morgan Stanley	3.83%
Bank of America Corp.	3.82%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 78.14%	Number		% of
	of Shares	Value	Net Assets
Financials – 69.34%
American Express Co.	37,000	$2,865,650	3.27%
American International Group, Inc.	49,000	2,758,210	3.15%
Bank of America Corp.	210,000	3,345,300	3.82%
Berkshire Hathaway, Inc., Class B (a)	28,500	4,024,485	4.59%
Capital One Financial Corp.	46,000	3,719,100	4.25%
Citigroup, Inc.	74,000	3,945,680	4.51%
Comerica, Inc.	30,000	1,422,300	1.62%
Discover Financial Services	63,000	3,652,110	4.17%
Fifth Third Bancorp	158,000	3,160,000	3.61%
Huntington Bancshares, Inc.	80,000	868,800	0.99%
JPMorgan Chase & Co.	59,000	3,732,340	4.26%
KeyCorp	203,000	2,933,350	3.35%
MetLife, Inc.	5,000	256,450	0.29%
Morgan Stanley	90,000	3,357,900	3.83%
Regions Financial Corp.	315,000	3,096,450	3.54%
SunTrust Banks, Inc.	72,000	2,988,000	3.41%
Synchrony Financial (a)	82,000	2,554,300	2.92%
The Goldman Sachs Group, Inc.	16,500	3,240,930	3.70%
The PNC Financial Services Group, Inc.	30,000	2,751,900	3.14%
The Travelers Companies, Inc.	2,000	202,220	0.23%
U.S. Bancorp (c)	66,000	2,829,420	3.23%
Wells Fargo & Co.	55,000	3,030,500	3.46%
		60,735,395	69.34%
Information Technology – 8.80%
MasterCard, Inc., Class A	43,000	3,879,030	4.43%
Visa, Inc., Class A	58,000	3,830,900	4.37%
		7,709,930	8.80%
Total Common Stocks
(Cost $59,039,307)		68,445,325	78.14%

PARTNERSHIPS – 4.44%

Financials – 4.44%
Blackstone Group L.P.	95,000	3,891,200	4.44%

Total Partnerships
(Cost $2,022,722)		3,891,200	4.44%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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REITS – 16.98%	Number		% of
	of Shares	Value	Net Assets
Financials – 16.98%
AvalonBay Communities, Inc.	14,000	$2,300,760	2.63%
Equity Residential	28,000	2,068,080	2.36%
HCP, Inc.	60,000	2,417,400	2.76%
Prologis, Inc.	15,000	603,000	0.69%
Public Storage	10,000	1,879,100	2.15%
Simon Property Group, Inc.	9,000	1,633,410	1.87%
Ventas, Inc.	35,000	2,411,500	2.75%
Vornado Realty Trust	15,000	1,552,350	1.77%

Total REITS
(Cost $16,032,325)		14,865,600	16.98%

SHORT-TERM INVESTMENTS – 0.00%

Money Market Funds – 0.00%
Fidelity Government Portfolio –
Institutional Class, 0.01% (b)	436	436	0.00%

Total Short-Term Investments
(Cost $436)		436	0.00%

Total Investments
(Cost $77,094,790) – 99.56%		87,202,561	99.56%
Other Assets in
Excess of Liabilities – 0.44%		389,129	0.44%
TOTAL NET ASSETS – 100.00%		$87,591,690	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s 7-day yield as of April 30, 2015.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the period ended April 30, 2015, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$4,226,794
Purchase Cost	$—
Sales Cost	$1,570,377
Ending Cost	$2,656,417
Dividend Income	$43,610
Shares	66,000
Market Value	$2,829,420

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$60,735,395	$—	$—	$60,735,395
Information Technology	7,709,930	—	—	7,709,930
Total Common Stocks	$68,445,325	$—	$—	$68,445,325
Partnerships
Financials	$3,891,200	$—	$—	$3,891,200
Total Partnerships	$3,891,200	$—	$—	$3,891,200
REITS
Financials	$14,865,600	$—	$—	$14,865,600
Total REITS	$14,865,600	$—	$—	$14,865,600
Short-Term Investments
Money Market Funds	$436	$—	$—	$436
Total Short-Term Investments	$436	$—	$—	$436
Total Investments	$87,202,561	$—	$—	$87,202,561

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $74,438,373)	$84,373,141
Investments in affiliated securities, at value (cost $2,656,417)	2,829,420
Dividends and interest receivable	47,644
Receivable for fund shares sold	122,202
Receivable for securities sold	3,452,103
Return of capital receivable	85,440
Prepaid expenses and other assets	13,262
Total Assets	90,923,212

LIABILITIES:
Payable for fund shares redeemed	99,941
Payable to advisor	72,422
Payable to administrator	25,452
Payable to auditor	29,166
Accrued distribution fees	14,499
Accrued service fees	8,047
Loan payable	3,060,000
Accrued trustees fees	2,320
Accrued expenses and other payables	19,675
Total Liabilities	3,331,522
NET ASSETS	$87,591,690

NET ASSETS CONSIST OF:
Capital stock	$69,044,963
Accumulated net investment income	52,726
Accumulated net realized gain on investments	8,386,230
Unrealized net appreciation on investments	10,107,771
Total Net Assets	$87,591,690

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$87,591,690
Shares issued and outstanding	4,615,354
Net asset value, offering price and redemption price per share	$18.98

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$745,663
Dividend income from affiliated securities	43,610
Interest income	168
Total investment income	789,441

EXPENSES:
Investment advisory fees (See Note 5)	439,545
Distribution fees – Investor Class (See Note 5)	105,720
Sub-transfer agent expenses – Investor Class (See Note 5)	75,894
Administration, fund accounting, custody and transfer agent fees	49,815
Service fees – Investor Class (See Note 5)	16,376
Federal and state registration fees	10,916
Compliance expense	10,883
Audit fees	10,065
Reports to shareholders	5,951
Trustees’ fees and expenses	4,837
Legal fees	1,240
Interest expense (See Note 6)	628
Other expenses	4,845
Total expenses	736,715
NET INVESTMENT INCOME	$52,726

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$8,993,386
Affiliated investments	306,714
Net change in unrealized depreciation on investments	(8,653,589)
Net gain on investments	646,511
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$699,237

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment income (loss)	$52,726	$(8,428)
Net realized gain on investments	9,300,100	11,397,059
Net change in unrealized appreciation (depreciation)
on investments	(8,653,589)	423,324
Net increase in net assets resulting from operations	699,237	11,811,955

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains – Investor Class	(9,953,546)	(2,696,057)
Total distributions	(9,953,546)	(2,696,057)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	14,722,614	42,008,535
Dividends reinvested – Investor Class	9,642,825	2,639,350
Cost of shares redeemed – Investor Class	(25,594,281)	(43,989,911	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	(1,228,842)	657,974
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,483,151)	9,773,872

NET ASSETS:
Beginning of period	98,074,841	88,300,969
End of period	$87,591,690	$98,074,841
Undistributed net investment
income, end of period	$52,726	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	760,613	2,098,171
Shares issued to holders as reinvestment
of dividends – Investor Class	489,235	135,909
Shares redeemed – Investor Class	(1,333,613)	(2,180,579)
Net increase (decrease) in shares outstanding	(83,765)	53,501

(1)	Net of redemption fees of $287 related to redemption fees imposed by the FBR Large Cap Financial Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.87

Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gains (losses) on investments	0.22
Total from investment operations	0.23

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(2.12)
Total distributions	(2.12)
Paid-in capital from redemption fees	—
Net asset value, end of period	$18.98

TOTAL RETURN	0.72	%(3)
Net assets, end of period (millions)	$87.59
Ratio of expenses to average net assets	1.51	%(4)
Ratio of net investment income (loss) to average net assets	0.11	%(4)
Portfolio turnover rate	28	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014		2013	2012	2011		2010

$19.01		$14.16	$11.91	$12.88		$12.61

(0.00	)(2)	(0.03)	0.01	(0.04	)(1)	(0.08)
2.44		4.89	2.24	(0.93)		0.35
2.44		4.86	2.25	(0.97)		0.27

—		(0.01)	—	—		—
(0.58)		—	—	—		—
(0.58)		(0.01)	—	—		—
0.00	(2)	0.00 (2)	0.00 (2)	0.00	(2)	0.00 (2)
$20.87		$19.01	$14.16	$11.91		$12.88

13.04%		34.37%	18.89%	(7.53)%		2.14%
$98.07		$88.30	$64.66	$55.68		$48.72
1.49%		1.57%	1.57%	1.61%		1.78%
(0.01)%		(0.22)%	0.09%	(0.34)%		(0.73)%
58%		75%	93%	97%		150%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Large Cap Financial Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale

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proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.
f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major

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jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market

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participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $26,671,142 and $35,600,278, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund.  The Advisor provides the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $72,422.

The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% of the Fund’s net assets through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  During the three years ended October 31, 2014, no expenses were waived or reimbursed by the Advisor and therefore no expenses are subject to potential recovery.

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The Board has approved a Shareholder Servicing Agreement for the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable for the Fund as of April 30, 2015 were $8,047.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets, although the Fund has only been using up to 0.15% of its average daily net assets for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $75,894.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fees paid to USBFS during the six months ended April 30, 2015 were $49,815.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $38,414 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $3,893,000.  At April 30, 2015, the Fund had a loan payable of $3,060,000.

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7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$79,895,065
Gross tax unrealized appreciation	$18,973,654
Gross tax unrealized depreciation	(1,126,145)
Net tax unrealized appreciation	$17,847,509
Undistributed ordinary income	$484,533
Undistributed long-term capital gains	9,468,994
Total distributable earnings	$9,953,527
Other accumulated gain	$—
Total accumulated gain	$27,801,036

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and partnership adjustments.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any late year ordinary losses.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$484,537	$—
Long-term capital gain	9,469,009	2,696,057
	$9,953,546	$2,696,057

8).  EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

Effective June 15, 2015, the Fund began offering Institutional Class shares.  Investor Class shares and Institutional Class shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares may bear distribution fees and Institutional Class shares are not subject to such fees, (2) Investor Class shares bear shareholder servicing fees payable to the Advisor and Institutional Class shares are not subject to such fees, (3) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class shares have a higher minimum initial investment of $250,000, and (5) the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the NAV of the Fund.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,007.20	$7.51
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.31	$7.55

(1)	Expenses are equal to the Fund’s expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	25
Proxy Voting	27
Quarterly Filings on Form N-Q	27
Householding	27
Board Approval of Investment Advisory Agreement	28

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

The financial markets achieved moderate advances in the six months ended April 30, 2015, with the Dow Jones Industrial Average (DJIA) returning 3.8% and the S&P 500 Index returning 4.4% during the period.  But watching the financial markets on a daily basis has become what I fondly refer to as a “vertical tennis match,” as the ups and downs are frequent and the swings are often very large.  That may be an overly simplistic analogy, but to me it depicts exactly what the market has been doing.  If you took a snapshot of the DJIA during the six months ended April 30, 2015, you would see that the index gained exactly 450 points, but it has moved over 13,000 points just to reach its end point.

I take a long-term investing view, always focusing on what I consider to be the tangible financial fundamentals of the markets, rather than reacting to market volatility and sensational, often negative, headlines.  I see compelling fundamentals in place today that I expect should help to extend this six-year bull market.  U.S. companies appear lean and ready to expand, and we know that both companies and American consumers have recently realized real savings in the form of lower fuel costs.  Modest increases in consumer spending are driving growth in demand and production, which should lead companies to continue hiring.  In my opinion, this economy, although it may lose a little momentum when short-term rates start to rise, should continue its expansion cycle going forward.

During the six months ended April 30, 2015, earnings growth was modest, but not down as much as many pundits feared.  Investors were in a holding pattern in early April, awaiting the arrival of first quarter earnings reports, which many people believed would be negative due to falling energy prices and a strong U.S. dollar.  News of disappointing job growth and the anticipation of lower economic growth also caused investors to be wary.  But, once again, the perceived headwinds just could not keep U.S. companies down, as they overcame these negative factors to produce modest net income gains.

Many investors ask how long I think this bull market will last.  While I don’t have a crystal ball, I continue to believe that we are in a secular bull market.  I tell investors to try to remain calm in the face of volatility and to focus on what I believe are the strong, long-term fundamentals evident in the market today.  Through all the rhetoric, the equity markets have continued to chug along and provide positive returns for investors.

I believe that corporations are healthy and that their balance sheets are strong.  With over $3 trillion in cash and short-term investments sitting on the balance sheets of the S&P 500 companies alone, I see strong cash flows fueling the ability of firms to expand distribution, increase hiring, and increase capital expenditures.  I also believe those companies have the cash to continue to pay dividends and pursue accretive mergers and acquisitions.  In my view, as long as the Fed stays the course and does not raise interest rates too significantly, and overseas financial markets don’t develop any substantial new problems, these factors should provide support to both the market and our overall economy to grow for the foreseeable future.

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I am encouraged by the returns for the major U.S. financial market indices and pleased with the performance of our Funds during the six months ended April 30, 2015.  Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings Growth is not a measure of the Funds’ future performance.  Cash flow represents earnings before depreciation, amortization, and non-cash charges.

The Dow Jones Industrial Average and S&P 500 Index are unmanaged indices commonly used to measure the performance of U.S. stocks.  One cannot invest directly in an index.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	2.83%	13.52%	7.53%	6.56%
Hennessy Technology Fund –
Institutional Class (HTCIX)(2)	3.00%	13.83%	7.77%	6.70%
NASDAQ Composite Index	7.32%	21.52%	16.39%	11.11%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

Expense ratios: 3.03% (Investor Class); 2.66% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.  Performance for periods prior to October 26, 2012 is that of the FBR Technology Fund.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.
(2)
The inception date of the Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

PERFORMANCE NARRATIVE

Portfolio Managers Winsor H. (Skip) Aylesworth and David H. Ellison

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Technology Fund returned 2.83%, underperforming the NASDAQ Composite Index, the S&P 500 Index and the Morningstar Technology Category Average, which returned 7.32%, 4.40% and 6.40% for the same period, respectively.

The Fund’s return, although positive, struggled to keep pace with its various benchmarks. Technology as a whole did well during the six-month period and compared favorably to the overall market, as demonstrated by the returns above. Technology companies devoted to healthcare equipment and services did well, along with online retail companies. Underperformers within the sector included semiconductors and social media.

The Fund held stocks in each of these categories, with varying results. One of the Fund’s top performers was Amazon.com, Inc., which was up over 38% for the period. As the world’s largest online retailer, Amazon’s strong performance was a primary reason that online retail led the overall Technology sector, and as one of the portfolio’s larger holdings, it was a major contributor to the Fund’s positive performance. Although about 15% of the Fund’s assets are in healthcare related companies, only Biogen Idec, Inc., with approximately 16% appreciation for the period, had a significant impact on Fund performance. Biogen and Amazon together represent approximately 6.5% of the portfolio. The Fund continues to hold Amazon and Biogen.

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The Fund’s exposure to social media had little benefit to performance during the period, as it similarly detracted from the overall performance of the Technology sector. Investments in Twitter, Inc. and LinkedIn Corp. hampered performance of the Fund, as both stocks delivered mid-teen negative returns for the period.  Fortunately, these holdings only represented about 2% of Fund assets.  The Fund’s investment in Chinese online media and retail company, Alibaba Group Holding Ltd., was a larger holding (approximately 4%), and the stock’s negative return of over 20% hurt Fund performance for the period.  Alibaba’s negative performance offset the benefit to Fund performance that Amazon provided. Alibaba’s stock price struggled as it adjusted to earnings forecasts and its initial IPO premium. However, given the scope of Alibaba’s business, we do expect the stock’s performance to improve going forward. The Fund continues to hold Twitter, LinkedIn and Alibaba as of the date of this report.

Additional Portfolio Manager Commentary and related investment outlook:

Because the Technology sector deals with new and exciting products and innovations, earnings and profit growth are usually rewarded by investors, while earnings and profit disappointments can result in significant corrections. In other words, the sector can be quite volatile. The Fund’s conservative approach of concentrating on revenue and earnings growth, debt levels and growing tangible book value can result in periods of underperformance, however, we continue to believe that this is a smart way to invest within a highly volatile sector.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all the NASDAQ National Market and Small Cap stocks. The S&P 500 Index is an unmanaged index commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

A non-diversified fund, one that may concentrate its assets in fewer holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. Investments are focused in the technology industry; sector funds may be subject to a higher degree of market risk. Investments in foreign securities may involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund invests in small and medium sized companies, which may have more limited liquidity and greater volatility compared to larger companies.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Tangible Book Value is a method of valuing a company by measuring its equity after removing any intangible assets.

Each Morningstar category average represents a universe of funds with similar investment objectives. © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY TECHNOLOGY FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Tencent Holdings Ltd.	4.01%
Microsoft Corp.	4.00%
Visa, Inc., Class A	3.99%
Intel Corp.	3.91%
Google, Inc.	3.82%
Apple, Inc.	3.81%
Alibaba Group Holding Ltd.	3.78%
Cisco Systems, Inc.	3.76%
Amazon.com, Inc.	3.75%
Facebook, Inc.	3.58%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 94.09%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 6.27%
Amazon.com, Inc. (a)	471	$198,659	3.75%
Netflix, Inc. (a)	90	50,085	0.95%
priceline.com, Inc. (a)	67	82,933	1.57%
		331,677	6.27%

Health Care – 18.25%
Alexion Pharmaceuticals, Inc. (a)	292	49,415	0.93%
Amgen, Inc.	915	144,488	2.73%
Biogen Idec, Inc. (a)	295	110,309	2.08%
BioMarin Pharmaceutical, Inc. (a)	400	44,820	0.85%
Celgene Corp. (a)	960	103,738	1.96%
DexCom, Inc. (a)	765	51,691	0.98%
Gilead Sciences, Inc. (a)	1,798	180,717	3.41%
McKesson Corp.	313	69,924	1.32%
Medtronic PLC (b)	1,170	87,107	1.64%
Regeneron Pharmaceuticals (a)	140	64,044	1.21%
Thermo Fisher Scientific, Inc.	480	60,326	1.14%
		966,579	18.25%

Industrials – 3.87%
3M Co.	760	118,856	2.24%
Danaher Corp.	1,051	86,056	1.63%
		204,912	3.87%

Information Technology – 65.70%
Alibaba Group Holding Ltd. – ADR (a) (b)	2,465	200,380	3.78%
Ambarella, Inc. (a) (b)	720	52,668	0.99%
Apple, Inc.	1,611	201,617	3.81%
Applied Materials, Inc.	2,318	45,873	0.87%
Avago Technologies Ltd	390	45,583	0.86%
Baidu, Inc. – ADR (a) (b)	375	75,105	1.42%
Canadian Solar, Inc. (a) (b)	1,490	52,746	1.00%
Cisco Systems, Inc.	6,910	199,215	3.76%
Cognizant Technology Solutions Corp., Class A (a)	840	49,173	0.93%
eBay, Inc. (a)	1,465	85,351	1.61%
Facebook, Inc. (a)	2,410	189,836	3.58%
FireEye, Inc. (a)	1,279	52,823	1.00%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Google, Inc. (a)	376	$202,056	3.82%
Infosys Ltd. – ADR (b)	1,650	51,117	0.97%
Intel Corp.	6,365	207,181	3.91%
LinkedIn Corp., Class A (a)	198	49,922	0.94%
MasterCard, Inc., Class A	1,560	140,728	2.66%
Micron Technology, Inc. (a)	1,855	52,181	0.99%
Microsoft Corp.	4,355	211,827	4.00%
Qihoo 360 Technology Co Ltd. – ADR (a) (b)	835	50,350	0.95%
QUALCOMM, Inc.	1,985	134,980	2.55%
salesforce.com, Inc. (a)	837	60,950	1.15%
SAP SE – ADR (b)	1,435	108,615	2.05%
ServiceNow, Inc. (a)	680	50,905	0.96%
Skyworks Solutions, Inc.	568	52,398	0.99%
SunPower Corp. (a)	1,590	51,182	0.97%
Taiwan Semiconductor Manufacturing Ltd. – ADR (b)	7,005	171,202	3.23%
Tencent Holdings Ltd. – ADR (b)	10,290	212,180	4.01%
Twitter, Inc. (a)	1,310	51,038	0.96%
Visa, Inc., Class A	3,200	211,360	3.99%
VMware, Inc., Class A (a)	610	53,741	1.01%
Workday, Inc. (a)	600	54,726	1.03%
Zebra Technologies Corp. (a)	545	50,184	0.95%
		3,479,193	65.70%

Total Common Stocks
(Cost $4,798,079)		4,982,361	94.09%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 6.77%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 6.77%
Federated Government Obligations Fund –
Class I, 0.01% (c)	88,676	$88,676	1.67%
Fidelity Government Portfolio –
Institutional Class, 0.01% (c)	270,000	270,000	5.10%
		358,676	6.77%

Total Short-Term Investments
(Cost $358,676)		358,676	6.77%

Total Investments
(Cost $5,156,755) – 100.86%		5,341,037	100.86%
Liabilities in Excess
of Other Assets – (0.86)%		(45,684)	(0.86)%
TOTAL NET ASSETS – 100.00%		$5,295,353	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign corporation.
(c)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements)

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$331,677	$—	$—	$331,677
Health Care	966,579	—	—	966,579
Industrials	204,912	—	—	204,912
Information Technology	3,479,193	—	—	3,479,193
Total Common Stocks	$4,982,361	$—	$—	$4,982,361
Short-Term Investments
Money Market Funds	$358,676	$—	$—	$358,676
Total Short-Term Investments	$358,676	$—	$—	$358,676
Total Investments	$5,341,037	$—	$—	$5,341,037

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized no transfers between levels.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $5,156,755)	$5,341,037
Dividends and interest receivable	250
Prepaid expenses and other assets	17,561
Total Assets	5,358,848

LIABILITIES:
Payable for securities purchased	11,717
Payable to advisor	3,953
Payable to administrator	1,663
Payable to auditor	29,364
Accrued distribution fees	7,216
Accrued service fees	361
Accrued trustees fees	2,097
Accrued expenses and other payables	7,124
Total Liabilities	63,495
NET ASSETS	$5,295,353

NET ASSETS CONSIST OF:
Capital stock	$5,526,029
Accumulated net investment loss	(124,478)
Accumulated net realized loss on investments	(290,480)
Unrealized net appreciation on investments	184,282
Total Net Assets	$5,295,353

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$4,347,366
Shares issued and outstanding	284,457
Net asset value, offering price and redemption price per share	$15.28

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$947,989
Shares issued and outstanding	61,287
Net asset value, offering price and redemption price per share	$15.47

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income	$17,786
Interest income	14
Total investment income	17,800

EXPENSES:
Investment advisory fees (See Note 5)	24,881
Federal and state registration fees	15,265
Compliance expense	10,883
Audit fees	10,261
Distribution fees – Investor Class (See Note 5)	5,008
Trustees’ fees and expenses	4,365
Reports to shareholders	2,827
Administration, fund accounting, custody and transfer agent fees	2,820
Sub-transfer agent expenses – Investor Class (See Note 5)	2,563
Sub-transfer agent expenses – Institutional Class (See Note 5)	77
Service fees – Investor Class (See Note 5)	732
Legal fees	496
Interest expense (See Note 6)	26
Other expenses	2,382
Total expenses before reimbursement by advisor	82,586
Expense reimbursement by advisor – Investor Class	(16,551)
Expense reimbursement by advisor – Institutional Class	(3,036)
Net expenses	62,999
NET INVESTMENT LOSS	$(45,199)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$431,572
Net change in unrealized depreciation on investments	(228,862)
Net gain on investments	202,710
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$157,511

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment loss	$(45,199)	$(92,327)
Net realized gain on investments	431,572	1,045,681
Net change in unrealized depreciation on investments	(228,862)	(478,710)
Net increase in net assets resulting from operations	157,511	474,644

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	205,988	1,203,915
Proceeds from shares subscribed – Institutional Class	35,438	118,363
Cost of shares redeemed – Investor Class	(980,045)	(1,088,682	)(1)
Cost of shares redeemed – Institutional Class	(50,145)	(462,083)
Net decrease in net assets derived
from capital share transactions	(788,764)	(228,487)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(631,253)	246,157

NET ASSETS:
Beginning of period	5,926,606	5,680,449
End of period	$5,295,353	$5,926,606
Undistributed net investment loss, end of period	$(124,478)	$(79,279)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	13,646	80,861
Shares sold – Institutional Class	2,353	8,180
Shares redeemed – Investor Class	(65,206)	(75,777)
Shares redeemed – Institutional Class	(3,252)	(33,013)
Net decrease in shares outstanding	(52,459)	(19,749)

(1)	Net of redemption fees of $15 related to redemption fees imposed by the Fund during a prior year but not received until fiscal year 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.86

Income from investment operations:
Net investment loss	(0.17)
Net realized and unrealized gains (losses) on investments	0.59
Total from investment operations	0.42
Paid-in capital from redemption fees	—
Net asset value, end of period	$15.28

TOTAL RETURN	2.83	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.35
Ratio of expenses to average net assets:
Before expense reimbursement	3.04	%(4)
After expense reimbursement	2.32	%(4)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.40	)%(4)
After expense reimbursement	(1.68	)%(4)
Portfolio turnover rate(5)	119	%(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011		2010

$13.57	$10.67	$10.86	$11.00		$9.05

(0.23)	(0.20)	(0.15)	(0.17	)(1)	(0.14)
1.52	3.10	(0.04)	0.03		2.08
1.29	2.90	(0.19)	(0.14)		1.94
0.00 (2)	—	0.00 (2)	0.00	(2)	0.01
$14.86	$13.57	$10.67	$10.86		$11.00

9.51%	27.18%	(1.75)%	(1.27)%		21.55%

$4.99	$4.49	$4.44	$5.70		$8.21

2.92%	3.04%	3.20%	2.79%		2.50%
1.95%	1.95%	1.95%	1.95%		1.95%

(2.53)%	(2.36)%	(2.39)%	(2.38)%		(1.64)%
(1.55)%	(1.27)%	(1.14)%	(1.54)%		(1.10)%
204%	164%	138%	141%		353%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.02

Income from investment operations:
Net investment loss	(0.11)
Net realized and unrealized gains (losses) on investments	0.56
Total from investment operations	0.45
Paid-in capital from redemption fees	—
Net asset value, end of period	$15.47

TOTAL RETURN	3.00	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$0.95
Ratio of expenses to average net assets:
Before expense reimbursement	2.71	%(5)
After expense reimbursement	2.06	%(5)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.06	)%(5)
After expense reimbursement	(1.41	)%(5)
Portfolio turnover rate(6)	119	%(4)

(1)	Institutional Class shares commenced operations on March 12, 2010.
(2)	Calculated based on average shares outstanding method.
(3)	Amount is less than $0.01.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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					Period Ended
Year Ended October 31,					October 31,
2014	2013	2012	2011		2010(1)

$13.68	$10.73	$10.89	$11.00		$10.46

(0.26)	(0.12)	(0.11)	(0.14	)(2)	(0.07)
1.60	3.07	(0.05)	0.03		0.61
1.34	2.95	(0.16)	(0.11)		0.54
—	—	0.00 (3)	0.00	(3)	0.00	(3)
$15.02	$13.68	$10.73	$10.89		$11.00

9.80%	27.49%	(1.47)%	(1.00)%		5.16	%(4)

$0.93	$1.19	$0.93	$1.16		$4.61

2.60%	2.76%	4.11%	3.45%		2.34	%(5)
1.70%	1.70%	1.70%	1.70%		1.70	%(5)

(2.23)%	(2.10)%	(3.31)%	(2.99)%		(1.41	)%(5)
(1.33)%	(1.04)%	(0.90)%	(1.24)%		(0.77	)%(5)
204%	164%	138%	141%		353	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the FBR Technology Fund (the “Predecessor FBR Fund”), a series of The FBR Funds, a Delaware statutory trust, pursuant to a reorganization that took place after the close of business on October 26, 2012.  Prior to October 26, 2012, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor FBR Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund), and holders of the Institutional Class shares of the Predecessor FBR Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor FBR Fund).  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.  Income,

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expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.
d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies, if any, are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $6,424,104 and $7,337,787, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 0.90%. The net investment advisory fees payable for the Fund as of April 30, 2015 were $3,953.

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The Advisor contractually agreed to limit the total annual operating expenses of the Fund (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, or any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees) to 1.95% and 1.70% of the Fund’s net assets for the Investor Class shares and Institutional Class shares of the Fund, respectively, through February 28, 2015.  The expense limitation agreement for the Fund is no longer in effect.

For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor waived or reimbursed expenses of $19,587 for the Fund during the six months ended April 30, 2015.  As of April 30, 2015, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

	October 31,	October 31,	October 31,	October 31,
	2015	2016	2017	2018	Total
Investor Class	$619	$48,568	$48,732	$16,551	$114,470
Institutional Class	$151	$10,931	$ 9,989	$ 3,036	$ 24,107

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, effective as of February 28, 2015, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  Shareholder service fees payable for the Fund as of April 30, 2015 were $361.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares, although the Fund has only been using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose since March 1, 2015.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including but not limited to, advertising, compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $2,640.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the

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Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $2,820.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,575 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $106,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$5,532,501
Gross tax unrealized appreciation	$583,785
Gross tax unrealized depreciation	(260,134)
Net tax unrealized appreciation	$323,651
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(711,838)
Total accumulated loss	$(388,187)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to capital loss carry overs, wash sales, and partnership adjustments.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards of $632,559 that expire on October 31, 2017.

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $1,124,612.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund deferred, on a tax basis, a late year ordinary loss of $79,279.

The Fund did not pay any distributions during fiscal year 2015 (year-to-date) or fiscal year 2014.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,028.30	$11.67
Hypothetical (5% return
before expenses)	$1,000.00	$1,013.29	$11.58

Institutional Class
Actual	$1,000.00	$1,030.00	$10.37
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.58	$10.29

(1)
Expenses are equal to the Fund’s expense ratio of 2.32% for Investor Class shares or 2.06% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a copy of the advisory agreement, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor:

•	The Advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the Advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Fund’s service providers, conducting on-site visits to the Fund’s service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The Advisor prepares a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.

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•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing.  The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor provides a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory agreement.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee of the Fund was reasonable and warranted continuation of the advisory agreement. The Trustees noted that the percentage amount of the investment advisory fees is not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory agreement.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting	28
Quarterly Filings on Form N-Q	28
Householding	28
Board Approval of Investment Advisory Agreements	29

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

While U.S. investors have experienced a period of considerable volatility over the last six months – a “vertical tennis match” as we refer to it – in our view, the global backdrop for the Japanese market remains positive. We believe that as long as the Fed does not raise interest rates too significantly, and low inflation everywhere suggests that it won’t, global economies should continue their steady expansion, providing a stable environment for Japan and its program of macroeconomic stimulus and structural reform.

Japanese equities rallied in the six months ended April 30, 2015 due to the additional quantitative easing by the Bank of Japan and the associated improvement in financial market conditions.  The Tokyo Price Index, or TOPIX, rose nearly 13% (in U.S. Dollar terms) during the period.  Large-cap Japanese stocks performed better than small-caps, reflecting the preference of overseas investors and sovereign pension funds for larger names and index funds.

In our opinion, investing in stocks at the right valuations is just as important as investing in the right stocks.  For the past two years, Japan has been the best performing equity market among major developed countries, thanks to large scale monetary easing and fiscal stimulus, the first two arrows of so-called Abenomics.  These measures have brought an end to Japan’s decades-long deflationary cycle, and the associated currency depreciation has pushed Japanese exporters’ earnings to all-time highs. According to Nomura Securities, Japan’s largest brokerage firm, corporate earnings in Japan, as measured by TOPIX earnings per share, advanced by over 79% from Fiscal Year 2012 to Fiscal Year 2014 (April – March), while the TOPIX surged over 55% for the same period (both in Japanese Yen terms).

Japanese equity markets have been performing quite well recently, with the TOPIX rising for four consecutive months to finish the month of April up over 14% from the beginning of the year (in Japanese Yen terms).  This compares to the latest Nomura estimates calling for TOPIX earnings growth of 18% year-over-year (in Japanese Yen terms) for all of Fiscal Year 2015, leading us to take a cautious view on the short-term outlook for the market, as much of this year’s anticipated strong corporate earnings seem to have already been priced into the market.  We feel our cautious view is warranted given that Japan’s price to earnings multiple is almost on a par with the global average at 18-19x current earnings, and the currency exchange rate appears to be stabilizing around 119-120 Yen per dollar, which could limit further competitive gains for exporters.

Absent further weakening of the Yen, we don’t expect the current market rally to continue, at least not in the next four to five months. We believe returns may be muted until such time that underlying corporate earnings support stock prices. Of course, with aggressive monetary quantitative easing at work and strong buying activity emanating from the Government Pension Investment Fund (Japan’s and the world’s largest public pension), as well as from other public and corporate pension funds in Japan, the market could continue its advance, outpacing earnings growth.

We remain optimistic about the long-term prospects for Japan for a number of important reasons. Booming profits in the exporting sector should translate into sustainable wage increases domestically. Inflation continues on a gradual upward trend. The weaker yen is enticing a growing number of foreign tourists to visit Japan and also prompting repatriation of overseas factories, which may create new jobs. And, finally,

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Abenomics’ various structural reforms and growth strategies are widely expected to start delivering tangible results, improving the long-term growth potential of the Japanese economy going forward.

We are encouraged by market returns in both Japan and the U.S., and we are pleased with the performance of the Hennessy Funds during the six months ended April 30, 2015. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer
Hennessy Funds

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Head of Investment & Research	Fund Manager
and Sr. Portfolio Manager	SPARX Asset Management Co., Ltd.
SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy, Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The TOPIX is an unmanaged index commonly used to measure the performance of Japanese stocks.  One cannot invest directly in an index.

Earnings Growth is not a measure of the Funds’ future performance.  Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.  Price to earnings is the market price per share divided by earnings per share.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	8.13%	21.40%	14.16%	5.89%
Hennessy Japan Fund –
Institutional Class (HJPIX)	8.22%	21.61%	14.44%	6.08%
Russell/Nomura Total
MarketTM Index	12.82%	20.27%	7.29%	4.31%
Tokyo Price Index (TOPIX)	12.84%	18.73%	6.98%	4.07%

Expense ratios: 1.64% (Investor Class); 1.44% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratios presented are from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers Masakazu Takeda, CFA and CMA, and Yu Shimizu, CMA, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Investor Class of the Hennessy Japan Fund returned 8.13%, underperforming the Russell/Nomura Total Market™ Index, the Tokyo Stock Price Index (TOPIX) and the Morningstar Japan Category Average, which returned 12.82%,12.84% and 9.80% for the same period, respectively (in U.S. Dollar terms).

The largest positive contributors to the Fund’s performance among the 33 TOPIX sub-industries were shares of wholesale trade, transportation equipment, and other products. There were no negative contributors during the six-month period.

Among the strongest performing stocks in the Fund during the six-month period were Misumi Co., Ltd., a unique distributor of precision machinery components, Kao Corporation, which specializes in cosmetics, detergents, hygiene products and cooking oils, and Ryohin Keikaku Co., Ltd., a specialty retailer of products under the private brand name “Mujirushi Ryohin.” Shares of Misumi gained after releasing half-year earnings results ended in September 2014, in which the company reported its revenue and operating income grew by 19% and 28%, respectively (in Japanese Yen terms). Shares of Kao gained amid expectations for solid earnings growth backed by stable growth in the domestic business and brisk Asian sales. Shares of Ryohin rose following the earnings release for Fiscal Year 2014 ended in February 2015, in which the company reported 18% growth in revenue and 14% growth in operating income (in Japanese Yen terms). The Fund continues to hold these stocks.

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There were no negative contributors in terms of absolute returns during the six-month period, as the overall market was buoyed by two major positive factors. First, a weaker Yen has been driving profit growth for exporters, and positive sentiment has surrounded these companies. Second, Japan’s public pension funds’ buying program has spurred investment flows into the Japanese equity market, amid continued optimism for the success of Abenomics. The bottom contributors to Fund performance were positions with low weightings, including Komatsu Ltd., Marubeni Corporation, Itouchu Corporation, Mani, Inc., and Mizuho Financial Group, Inc. Among the Fund’s top holdings, Fuji Seal International, Inc. contributing very little to the Fund’s overall performance during the period. The Fund no longer holds Komatsu Ltd., but continues to hold the other named stocks.

Additional Portfolio Manager commentary and related investment outlook:

We remain optimistic about the long-term prospects for Japan and particularly for export-oriented companies, given the current level of the Yen, which has appeared to stabilize. We believe that the third “arrow” of Abenomics, which includes structural reforms and growth strategies, has the potential to yield positive results, but we urge investor to be patient as these types of major changes can’t happen overnight. Our investment strategy to own a concentrated portfolio of mid- to large-cap companies, with a higher return on equity, strong cash flow generation, and above average, sustainable earnings growth, remains the same. We will continue to seek and hold high-quality, globally-oriented Japanese companies with smart management and time-tested business models.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund may invest in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow can be used as an indication of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Return on equity is the amount of net income returned as a percentage of a shareholder’s equity. Earnings growth is not a measure of the Fund’s future performance.

Each Morningstar category average represents a universe of funds with similar investment objectives. © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY JAPAN FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Nidec Corp.	5.31%
Mitsubishi Corp.	5.07%
Keyence Corp.	4.94%
Fuji Seal International, Inc.	4.89%
Terumo Corp.	4.87%
Unicharm Corp.	4.85%
Rohto Pharmaceutical Co., Ltd.	4.82%
Misumi Group, Inc.	4.76%
Kao Corp.	4.67%
Ryohin Keikaku Co., Ltd.	4.62%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 82.56%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 20.75%
Asics Corp.	197,000	$5,055,078	4.46%
Isuzu Motors, Ltd.	350,800	4,649,438	4.10%
Ryohin Keikaku Co., Ltd.	32,800	5,230,956	4.62%
Shimano, Inc.	29,300	4,197,255	3.70%
Toyota Motor Corp.	63,000	4,385,375	3.87%
		23,518,102	20.75%

Consumer Staples – 11.73%
Kao Corp.	110,500	5,291,736	4.67%
Pigeon Corp.	94,500	2,502,594	2.21%
Unicharm Corp.	218,500	5,499,682	4.85%
		13,294,012	11.73%

Financials – 5.07%
Mizuho Financial Group	718,200	1,369,091	1.21%
Sumitomo Mitsui Financial Group, Inc.	100,400	4,383,926	3.86%
		5,753,017	5.07%

Health Care – 10.41%
Mani, Inc.	12,200	816,578	0.72%
Rohto Pharmaceutical Co., Ltd.	382,800	5,465,238	4.82%
Terumo Corp.	214,700	5,514,536	4.87%
		11,796,352	10.41%

Industrials – 24.77%
Daikin Industries	63,700	4,291,408	3.79%
Itochu Corp.	30,300	373,086	0.33%
Kubota Corp.	267,000	4,178,822	3.69%
Marubeni Corp.	52,000	321,987	0.28%
Misumi Group, Inc.	143,900	5,400,298	4.76%
Mitsubishi Corp.	266,200	5,743,722	5.07%
Nidec Corp.	80,500	6,021,787	5.31%
Sumitomo Corp.	148,100	1,748,724	1.54%
		28,079,834	24.77%

Information Technology – 4.94%
Keyence Corp.	10,500	5,605,416	4.94%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 4.89%
Fuji Seal International, Inc.	184,600	$5,538,198	4.89%

Total Common Stocks
(Cost $73,037,292)		93,584,931	82.56%

SHORT-TERM INVESTMENTS – 17.47%
Money Market Funds – 17.47%
Dreyfus Government Cash Management, 0.01% (a)	2,712,527	2,712,527	2.39%
Federated Government Obligations Fund –
Class I, 0.01% (a)	5,696,000	5,696,000	5.03%
Federated Treasury Obligations Fund, 0.01% (a)	5,696,000	5,696,000	5.02%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	5,696,000	5,696,000	5.03%
		19,800,527	17.47%

Total Short-Term Investments
(Cost $19,800,527)		19,800,527	17.47%

Total Investments
(Cost $92,837,819) – 100.03%		113,385,458	100.03%
Liabilities in Excess
of Other Assets – (0.03)%		(31,499)	(0.03)%
TOTAL NET ASSETS – 100.00%		$113,353,959	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$23,518,102	$—	$23,518,102
Consumer Staples	—	13,294,012	—	13,294,012
Financials	—	5,753,017	—	5,753,017
Health Care	—	11,796,352	—	11,796,352
Industrials	—	28,079,834	—	28,079,834
Information Technology	—	5,605,416	—	5,605,416
Materials	—	5,538,198	—	5,538,198
Total Common Stocks	$—	$93,584,931	$—	$93,584,931
Short-Term Investments
Money Market Funds	$19,800,527	$—	$—	$19,800,527
Total Short-Term Investments	$19,800,527	$—	$—	$19,800,527
Total Investments	$19,800,527	$93,584,931	$—	$113,385,458

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $92,837,819)	$113,385,458
Investments in foreign currencies, at value (cost $13,419)	13,405
Dividends and interest receivable	439,620
Receivable for fund shares sold	403,900
Prepaid expenses and other assets	24,195
Total Assets	114,266,578

LIABILITIES:
Payable for securities purchased	418,529
Payable for fund shares redeemed	354,394
Payable to advisor	87,759
Payable to administrator	22,841
Payable to auditor	10,884
Accrued service fees	5,493
Accrued trustees fees	1,782
Accrued expenses and other payables	10,937
Total Liabilities	912,619
NET ASSETS	$113,353,959

NET ASSETS CONSIST OF:
Capital stock	$126,371,793
Accumulated net investment loss	(48,740)
Accumulated net realized loss on investments	(33,513,114)
Unrealized net appreciation on investments	20,544,020
Total Net Assets	$113,353,959

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$70,608,782
Shares issued and outstanding	2,999,393
Net asset value, offering price and redemption price per share	$23.54

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$42,745,177
Shares issued and outstanding	1,783,077
Net asset value, offering price and redemption price per share	$23.97

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$479,935
Interest income	2,341
Total investment income	482,276

EXPENSES:
Investment advisory fees (See Note 5)	370,713
Sub-transfer agent expenses – Investor Class (See Note 5)	38,943
Sub-transfer agent expenses – Institutional Class (See Note 5)	9,039
Administration, fund accounting, custody and transfer agent fees	37,813
Service fees – Investor Class (See Note 5)	21,731
Federal and state registration fees	16,576
Audit fees	11,307
Compliance expense	10,883
Reports to shareholders	4,860
Trustees’ fees and expenses	4,711
Legal fees	992
Other expenses	3,448
Total expenses	531,016
NET INVESTMENT LOSS	$(48,740)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(251,589)
Net change in unrealized appreciation on investments	6,545,416
Net gain on investments	6,293,827
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,245,087

(1)	Net of foreign taxes withheld of $53,229.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment loss	$(48,740)	$(22,653)
Net realized gain (loss) on investments	(251,589)	35,041
Net change in unrealized appreciation on investments	6,545,416	4,120,841
Net increase in net assets resulting from operations	6,245,087	4,133,229

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	50,711,721	36,361,617
Proceeds from shares subscribed – Institutional Class	16,365,153	17,108,322
Cost of shares redeemed – Investor Class	(11,122,978)	(42,817,348)
Cost of shares redeemed – Institutional Class	(1,858,583)	(2,165,295)
Net increase in net assets derived
from capital share transactions	54,095,313	8,487,296
TOTAL INCREASE IN NET ASSETS	60,340,400	12,620,525

NET ASSETS:
Beginning of period	53,013,559	40,393,034
End of period	$113,353,959	$53,013,559
Undistributed net investment loss, end of period	$(48,740)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	2,251,494	1,798,658
Shares sold – Institutional Class	705,354	815,136
Shares redeemed – Investor Class	(504,488)	(2,137,867)
Shares redeemed – Institutional Class	(85,013)	(106,517)
Net increase in shares outstanding	2,367,347	369,410

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.77

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	1.78
Total from investment operations	1.77

Less distributions:
Dividends from net investment income	—
Dividends from return of capital	—
Total distributions	—
Paid-in capital from redemption fees	—
Net asset value, end of period	$23.54

TOTAL RETURN	8.13	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$70.61
Ratio of expenses to average net assets:
Before expense reimbursement	1.52	%(2)
After expense reimbursement	1.52	%(2)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(0.17	)%(2)
After expense reimbursement	(0.17	)%(2)
Portfolio turnover rate(3)	4	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$19.68	$15.40	$13.99	$12.58	$11.38

(0.06)	(0.04)	(0.02)	(0.10)	(0.04)
2.15	4.33	1.43	1.51	1.25
2.09	4.29	1.41	1.41	1.21

—	—	—	—	(0.01)
—	(0.01)	—	—	(0.01)
—	(0.01)	—	—	(0.02)
—	—	—	—	0.01
$21.77	$19.68	$15.40	$13.99	$12.58

10.62%	27.87%	10.08%	11.21%	11.04%

$27.26	$31.32	$10.38	$14.81	$20.01

1.70%	1.90%	2.03%	1.86%	1.71%
1.70%	1.90%	2.03%	1.86%	1.59%

(0.18)%	(0.35)%	(0.09)%	(0.54)%	(0.27)%
(0.18)%	(0.35)%	(0.09)%	(0.54)%	(0.15)%
22%	6%	2%	166%	8%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.15

Income from investment operations:
Net investment income (loss)	(0.01)
Net realized and unrealized gains on investments	1.83
Total from investment operations	1.82

Less distributions:
Dividends from net investment income	—
Dividends from return of capital	—
Total distributions	—
Net asset value, end of period	$23.97

TOTAL RETURN	8.22	%(1)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$42.75
Ratio of expenses to average net assets:
Before expense reimbursement	1.30	%(2)
After expense reimbursement	1.30	%(2)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.08	)%(2)
After expense reimbursement	(0.08	)%(2)
Portfolio turnover rate(3)	4	%(1)

(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$19.98	$15.60	$14.14	$12.66	$11.44

0.07	(0.03)	0.02	0.03	0.01
2.10	4.42	1.44	1.45	1.23
2.17	4.39	1.46	1.48	1.24

—	—	—	—	(0.01)
—	(0.01)	—	—	(0.01)
—	(0.01)	—	—	(0.02)
$22.15	$19.98	$15.60	$14.14	$12.66

10.86%	28.19%	10.33%	11.69%	11.07%

$25.75	$9.07	$8.94	$9.70	$23.57

1.50%	1.66%	1.85%	1.64%	1.45%
1.50%	1.66%	1.85%	1.64%	1.40%

0.26%	(0.20)%	0.13%	0.19%	0.02%
0.26%	(0.20)%	0.13%	0.19%	0.07%
22%	6%	2%	166%	8%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund), and holders of the Institutional Class shares of the Predecessor Fund received Institutional Class shares of the Fund (the Institutional Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares.  Prior to October 26, 2012, the Investor Class shares were known as Original Class shares. Each class of shares differs principally in its respective administration, 12b-1 distribution and service fees, shareholder servicing, and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

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Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-

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derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $36,184,361 and $2,753,312, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.00%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $87,759.

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The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. Shareholder service fees payable for the Fund as of April 30, 2015 were $5,493.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $47,982.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $37,813.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $11,138 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $672,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

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7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$39,832,779
Gross tax unrealized appreciation	$14,779,228
Gross tax unrealized depreciation	(849,200)
Net tax unrealized appreciation	$13,930,028
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated loss	$(33,192,949)
Total accumulated loss	$(19,262,921)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had capital loss carryforwards that expire as follows:

$4,786,618	10/31/15
$6,231,544	10/31/16
$15,450,664	10/31/17
$6,121,138	10/31/18
$417,070	Indefinite ST
$173,232	Indefinite LT

During the year ended October 31, 2014, the Fund’s most recent fiscal year, the capital loss carry forwards utilized for the Fund were $702,536.

Capital losses sustained in the year ended October 31, 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The Fund did not pay any distributions during fiscal year 2015 (year-to-date) or fiscal year 2014.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” and “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,081.30	$7.84
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.26	$7.60

Institutional Class
Actual	$1,000.00	$1,082.20	$6.71
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$6.51

(1)
Expenses are equal to the Fund’s expense ratio of 1.52% for Investor Class shares or 1.30% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•	The Advisor oversees the sub-advisor for the Fund and the sub-advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and other service providers, conducting on-site visits to the sub-advisor and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	The sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

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•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and the sub-advisor each provide a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fee of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

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•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

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For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2015

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting	26
Quarterly Filings on Form N-Q	26
Federal Tax Distribution Information	26
Householding	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

June 2015

Dear Hennessy Funds Shareholder:

While U.S. investors have experienced a period of considerable volatility over the last six months – a “vertical tennis match” as we refer to it – in our view, the global backdrop for the Japanese market remains positive. We believe that as long as the Fed does not raise interest rates too significantly, and low inflation everywhere suggests that it won’t, global economies should continue their steady expansion, providing a stable environment for Japan and its program of macroeconomic stimulus and structural reform.

Japanese equities rallied in the six months ended April 30, 2015 due to the additional quantitative easing by the Bank of Japan and the associated improvement in financial market conditions.  The Tokyo Price Index, or TOPIX, rose nearly 13% (in U.S. Dollar terms) during the period.  Large-cap Japanese stocks performed better than small-caps, reflecting the preference of overseas investors and sovereign pension funds for larger names and index funds.

In our opinion, investing in stocks at the right valuations is just as important as investing in the right stocks.  For the past two years, Japan has been the best performing equity market among major developed countries, thanks to large scale monetary easing and fiscal stimulus, the first two arrows of so-called Abenomics.  These measures have brought an end to Japan’s decades-long deflationary cycle, and the associated currency depreciation has pushed Japanese exporters’ earnings to all-time highs. According to Nomura Securities, Japan’s largest brokerage firm, corporate earnings in Japan, as measured by TOPIX earnings per share, advanced by over 79% from Fiscal Year 2012 to Fiscal Year 2014 (April – March), while the TOPIX surged over 55% for the same period (both in Japanese Yen terms).

Japanese equity markets have been performing quite well recently, with the TOPIX rising for four consecutive months to finish the month of April up over 14% from the beginning of the year (in Japanese Yen terms).  This compares to the latest Nomura estimates calling for TOPIX earnings growth of 18% year-over-year (in Japanese Yen terms) for all of Fiscal Year 2015, leading us to take a cautious view on the short-term outlook for the market, as much of this year’s anticipated strong corporate earnings seem to have already been priced into the market.  We feel our cautious view is warranted given that Japan’s price to earnings multiple is almost on a par with the global average at 18-19x current earnings, and the currency exchange rate appears to be stabilizing around 119-120 Yen per dollar, which could limit further competitive gains for exporters.

Absent further weakening of the Yen, we don’t expect the current market rally to continue, at least not in the next four to five months. We believe returns may be muted until such time that underlying corporate earnings support stock prices. Of course, with aggressive monetary quantitative easing at work and strong buying activity emanating from the Government Pension Investment Fund (Japan’s and the world’s largest public pension), as well as from other public and corporate pension funds in Japan, the market could continue its advance, outpacing earnings growth.

We remain optimistic about the long-term prospects for Japan for a number of important reasons. Booming profits in the exporting sector should translate into sustainable wage increases domestically. Inflation continues on a gradual upward trend. The weaker yen is enticing a growing number of foreign tourists to visit Japan and also prompting repatriation of overseas factories, which may create new jobs. And, finally,

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Abenomics’ various structural reforms and growth strategies are widely expected to start delivering tangible results, improving the long-term growth potential of the Japanese economy going forward.

We are encouraged by market returns in both Japan and the U.S., and we are pleased with the performance of the Hennessy Funds during the six months ended April 30, 2015. Thank you for your continued confidence and investment in our products.  If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer
Hennessy Funds

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Head of Investment & Research	Fund Manager
and Sr. Portfolio Manager	SPARX Asset Management Co., Ltd.
SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy, Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The TOPIX is an unmanaged index commonly used to measure the performance of Japanese stocks.  One cannot invest directly in an index.

Earnings Growth is not a measure of the Funds’ future performance.  Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. It serves as an indicator of a company’s profitability.  Price to earnings is the market price per share divided by earnings per share.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED APRIL 30, 2015

				Since
	Six	One	Five	Inception
	Months(1)	Year	Years	(8/31/2007)
Hennessy Japan
Small Cap Fund (HJPSX)	6.64%	15.54%	12.68%	8.80%
Russell/Nomura Small CapTM Index	9.92%	15.27%	8.73%	4.56%
Tokyo Price Index (TOPIX)	12.84%	18.73%	6.98%	1.48%

Expense ratio: 2.18%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting hennessyfunds.com.

The expense ratio presented is from the most recent prospectus.

(1)	Periods less than one year are not annualized.

PERFORMANCE NARRATIVE
SPARX ASSET MANAGEMENT CO., LTD, SUB-ADVISOR

Portfolio Managers Tadahiro Fujimura, CFA and CMA, and Hidehiro Moriya, SPARX Asset Management Co., Ltd. (sub-advisor)

Over the previous six months, how did the Fund perform and what factors contributed to this performance?

For the six-month period ended April 30, 2015, the Hennessy Japan Small Cap Fund returned 6.64%, underperforming the Russell/Nomura Small Cap™ Index, the Tokyo Stock Price Index (TOPIX) and the Morningstar Japan Category Average, which returned 9.92%, 12.84% and 9.80% for the same period, respectively, in U.S. Dollar terms.

Shares of wholesale trade, which are particularly undervalued, led the Fund’s performance during the six-month period ended April 30, 2015. Favorable earnings reports for electronics parts and machinery companies helped to push those stocks higher, which also contributed to the Fund’s performance. Profit taking on foods and auto-parts related names, however, contributed negatively to Fund performance.

The best performing stock in the portfolio for the six-month period was SIIX Corporation, a trading company dealing in electronic machinery parts, with EMS (electronics manufacturing services), including substrate parts mounting, as a major profit earner. The company benefited from substantial improvement in earnings due to an increase in profitability and higher contract manufacturing orders for on-board vehicle equipment from both overseas and domestic markets. Another positive contributor was Tochigi Bank, Ltd. Among regional banks, Tochigi’s price to book and price to earnings ratios are substantially undervalued, in our opinion. The market reacted favorably to the bank’s upward revision in earnings due to lower credit costs and higher profits from its securities holdings. Benefit One Inc., which engages in agency business for the management of welfare facilities for public agencies and private companies, also gained during the six-month period. The firm’s volume and unit price of orders are both expanding, as Japanese companies try to reform their welfare systems amid a shrinking productive labor force. The Fund continues to hold these stocks.

Sumida Corporation, a leading specialty manufacturer of coils, with its production base centered in China and Vietnam, performed poorly during the six-month period. Its stock price suffered on the announcement of lower profitability due to increasing payroll costs. Shares of Anest Iwata Corporation, a

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manufacturer of painting equipment, declined due to profit taking. Shares of Miyaji Engineering Group, Inc., a steel structure engineer, slumped reflecting the market expectation of its future earnings, which may suffer from the lack of labor supply and the delay in the execution of the government budget. The Fund no longer holds Anest Iwata Corporation, but continues to hold Sumida Corporation and Miyaji Engineering Group.

Additional Portfolio Manager commentary and related investment outlook:

We believe that the recovery of the Japanese economy could once again accelerate later this year, especially if companies finish inventory adjustments and emerging markets start to grow. Japanese companies continue to show interest in increasing capital and IT investments. We also expect to see improvements in wages and salaries. As for Japanese small-cap stocks, we envisage that there could be better performance going forward, as both the number of undervalued stocks and their relative performance increase. We, therefore, are making no changes to our investment strategy. We will actively invest primarily in companies with high profit growth expectations, irrespective of their industries. We are keeping our eye on both manufacturers and non-manufacturers with higher dependence on domestic demand, as we are more confident about the improvement of the Japanese economy than of those overseas.

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchange and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

The Fund invests in small and medium capitalized companies, which may have more limited liquidity and greater price volatility than large capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs).

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Price to book and price to earnings ratios are common measures of a company’s relative valuation.

Each Morningstar category average represents a universe of funds with similar investment objectives. © Morningstar, Inc. All Rights Reserved. The information contained herein: 1) is proprietary to Morningstar; 2) may not be copied or distributed and 3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

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Financial Statements
Schedule of Investments as of April 30, 2015 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND

(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING CASH/CASH EQUIVALENTS)	% NET ASSETS
Sankyo Seiko Co.	2.64%
Ryobi Ltd.	2.50%
Hanwa Co., Ltd.	2.48%
Kondotec, Inc.	2.45%
Nakano Corp.	2.42%
Shinagawa Refractories, Ltd.	2.40%
TKC Corp.	2.37%
New Japan Radio Co., Ltd.	2.36%
Okamura Corp.	2.35%
Hakudo Co., Ltd.	2.30%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

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COMMON STOCKS – 94.59%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 20.43%
Bic Camera, Inc.	20,300	$202,442	1.34%
Doshisha Co., Ltd.	17,700	265,526	1.75%
Eagle Industry Co., Ltd.	15,000	302,917	2.00%
Fujibo Holdings, Inc.	58,000	144,561	0.96%
Hagihara Industries, Inc.	19,300	329,160	2.17%
Haseko Corp.	23,500	232,046	1.53%
Kawai Musical Instruments Manufacturing Co., Ltd.	11,100	236,577	1.56%
Komeri Co., Ltd.	7,200	162,033	1.07%
Paltac Corp.	10,600	151,873	1.00%
Press Kogyo Co., Ltd.	39,000	172,872	1.14%
Sankyo Seiko Co.	92,100	399,121	2.64%
Seiren Co., Ltd.	35,100	306,036	2.02%
Starts Corp., Inc.	12,000	188,842	1.25%
		3,094,006	20.43%

Consumer Staples – 1.19%
S Foods, Inc.	10,100	179,949	1.19%

Financials – 5.03%
GCA Savvian Corp.	11,300	120,692	0.80%
The Tochigi Bank, Inc.	55,000	295,449	1.95%
Tokai Tokyo Financial Holdings, Inc.	45,000	345,781	2.28%
		761,922	5.03%

Industrials – 36.03%
Benefit One, Inc.	21,000	305,335	2.02%
Daiichi Jitsugyo, Inc.	61,000	321,658	2.12%
Hanwa Co., Ltd.	91,000	376,201	2.48%
Hito Communication, Inc.	12,800	208,304	1.38%
Kito Corp.	25,200	245,302	1.62%
Kitz Corp.	61,200	310,376	2.05%
Kondotec, Inc.	57,100	370,510	2.45%
Miyaji Engineering Group, Inc.	93,000	153,700	1.02%
Nakano Corp.	100,100	366,338	2.42%
Nitto Seiko Co., Ltd.	46,000	150,904	1.00%
Nittoku Engineering Co., Ltd.	28,500	345,926	2.28%
Okamura Corp.	45,700	356,230	2.35%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Ryobi Ltd.	116,000	$378,760	2.50%
Sanko Gosei, Ltd.	35,000	149,442	0.99%
Sanyo Denki Co.	22,000	184,261	1.22%
Shin Nippon Air Technologies Co., Ltd.	24,700	207,916	1.37%
Sinfonia Technology Co., Ltd.	88,000	149,778	0.99%
Takeei Corp.	20,000	176,317	1.16%
Tocalo Co., Ltd.	15,300	300,409	1.98%
Toppan Forms Co., Ltd.	14,000	167,806	1.11%
Utoc Corp.	47,900	230,937	1.52%
		5,456,410	36.03%

Information Technology – 26.22%
Aichi Tokei Denki Co., Ltd.	116,000	323,430	2.14%
Aiphone Co., Ltd.	20,400	339,491	2.24%
Elecom Co., Ltd.	10,000	225,184	1.49%
Furuya Metal Co., Ltd.	6,100	138,806	0.92%
Information Services International – Dentsu, Ltd.	29,800	307,705	2.03%
Kyosan Electric Manufacturing Co., Ltd.	84,000	265,456	1.75%
Marubun Corp.	35,200	228,471	1.51%
New Japan Radio Co., Ltd.	80,000	357,004	2.36%
Nifty Corp.	14,900	189,776	1.25%
Nihon Unisys, Ltd.	15,800	149,942	0.99%
Panasonic Industrial Devices SUNX Co., Ltd.	36,100	256,231	1.69%
SIIX Corp.	10,900	289,573	1.91%
TKC Corp.	15,000	358,254	2.37%
Towa Corp.	38,700	227,127	1.50%
Yokowo Co., Ltd.	53,000	314,034	2.07%
		3,970,484	26.22%

Materials – 5.69%
Fujikura Kasei Co., Ltd.	32,200	150,024	0.99%
Hakudo Co., Ltd.	31,200	348,649	2.30%
Shinagawa Refractories, Ltd.	136,000	363,594	2.40%
		862,267	5.69%
Total Common Stocks
(Cost $12,333,741)		14,325,038	94.59%

The accompanying notes are an integral part of these financial statements.
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SHORT-TERM INVESTMENTS – 5.13%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 5.13%
Federated Government Obligations Fund –
Class I, 0.01% (a)	18,575	$18,575	0.12%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)	759,000	759,000	5.01%
		777,575	5.13%
Total Short-Term Investments
(Cost $777,575)		777,575	5.13%

Total Investments
(Cost $13,111,316) – 99.72%		15,102,613	99.72%
Other Assets in
Excess of Liabilities – 0.28%		42,860	0.28%
TOTAL NET ASSETS – 100.00%		$15,145,473	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s 7-day yield as of April 30, 2015.

Summary of Fair Value Exposure at April 30, 2015

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2015 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$—	$3,094,006	$—	$3,094,006
Consumer Staples	—	179,949	—	179,949
Financials	—	761,922	—	761,922
Industrials	—	5,456,410	—	5,456,410
Information Technology	—	3,970,484	—	3,970,484
Materials	—	862,267	—	862,267
Total Common Stocks	$—	$14,325,038	$—	$14,325,038
Short-Term Investments
Money Market Funds	$777,575	$—	$—	$777,575
Total Short-Term Investments	$777,575	$—	$—	$777,575
Total Investments	$777,575	$14,325,038	$—	$15,102,613

Transfers between levels are recognized at the end of the reporting period. During the six-month period ended April 30, 2015, the Fund recognized significant transfers between Levels 1 and 2.

Transfers between Level 1 and Level 2 relate to the use of a fair valuation pricing service. On days when the fair valuation pricing service is used, non-U.S. dollar denominated securities move from a Level 1 to a Level 2 classification.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Assets and Liabilities as of April 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (cost $13,111,316)	$15,102,613
Dividends and interest receivable	155,415
Receivable for fund shares sold	24,412
Prepaid expenses and other assets	8,122
Total Assets	15,290,562

LIABILITIES:
Payable for securities purchased	103,067
Payable to advisor	14,819
Payable to administrator	3,918
Payable to auditor	9,784
Accrued service fees	1,235
Accrued trustees fees	1,819
Accrued expenses and other payables	10,447
Total Liabilities	145,089
NET ASSETS	$15,145,473

NET ASSETS CONSIST OF:
Capital stock	$12,946,188
Accumulated net investment loss	(107,913)
Accumulated net realized gain on investments	316,497
Unrealized net appreciation on investments	1,990,701
Total Net Assets	$15,145,473

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$15,145,473
Shares issued and outstanding	1,481,719
Net asset value, offering price and redemption price per share	$10.22

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statement of Operations for the six months ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$158,223
Interest income	19
Total investment income	158,242

EXPENSES:
Investment advisory fees (See Note 5)	94,490
Sub-transfer agent expenses – Investor Class (See Note 5)	18,898
Federal and state registration fees	11,835
Compliance expense	10,883
Audit fees	10,118
Administration, fund accounting, custody and transfer agent fees	8,032
Service fees – Investor Class (See Note 5)	7,874
Trustees’ fees and expenses	4,558
Reports to shareholders	3,640
Legal fees	744
Interest expense (See Note 6)	505
Other expenses	2,567
Total expenses	174,144
NET INVESTMENT LOSS	$(15,902)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$465,608
Net change in unrealized appreciation on investments	416,675
Net gain on investments	882,283
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$866,381

(1)	Net of foreign taxes withheld of $18,209.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2015	Year Ended
	(Unaudited)	October 31, 2014
OPERATIONS:
Net investment loss	$(15,902)	$(67,562)
Net realized gain on investments	465,608	1,539,731
Net change in unrealized appreciation on investments	416,675	326,483
Net increase in net assets resulting from operations	866,381	1,798,652

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains – Investor Class	(1,537,113)	(3,229,364)
Total distributions	(1,537,113)	(3,229,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,140,571	22,078,882
Dividends reinvested – Investor Class	1,515,157	3,179,599
Cost of shares redeemed – Investor Class	(9,202,886)	(19,287,749	)(1)
Net increase (decrease) in net assets derived
from capital share transactions	(3,547,158)	5,970,732
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,217,890)	4,540,020

NET ASSETS:
Beginning of period	19,363,363	14,823,343
End of period	$15,145,473	$19,363,363
Undistributed net investment loss, end of period	$(107,913)	$(92,011)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	416,300	2,160,787
Shares issued to holders as reinvestment
of dividends – Investor Class	160,845	340,064
Shares redeemed – Investor Class	(936,952)	(1,926,098)
Net increase (decrease) in shares outstanding	(359,807)	574,753

(1)	Net of redemption fees of $47 related to redemption fees imposed by the Fund during a prior year but not received until the year ended October 31, 2014.

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2015
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.51

Income from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gains (losses) on investments	0.64
Total from investment operations	0.62

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.91)
Total distributions	(0.91)
Paid-in capital from redemption fees	—
Net asset value, end of period	$10.22

TOTAL RETURN	6.64	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$15.15
Ratio of expenses to average net assets:
Before expense reimbursement	2.21	%(3)
After expense reimbursement	2.21	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	(0.20	)%(3)
After expense reimbursement	(0.20	)%(3)
Portfolio turnover rate	16	%(2)

(1)	Amount is less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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Year Ended October 31,
2014	2013	2012	2011	2010

$11.70	$10.54	$10.09	$9.23	$9.74

(0.04)	0.06	(0.68)	0.06	0.00 (1)
1.36	3.44	1.17	0.80	(0.10)
1.32	3.50	0.49	0.86	(0.10)

—	—	(0.04)	—	(0.42)
(2.51)	(2.34)	—	—	—
(2.51)	(2.34)	(0.04)	—	(0.42)
—	—	—	—	0.01
$10.51	$11.70	$10.54	$10.09	$9.23

13.99%	40.59%	4.91%	9.32%	(0.72)%

$19.36	$14.82	$5.11	$24.08	$15.17

2.24%	2.39%	2.33%	2.10%	2.14%
2.24%	2.39%	2.33%	2.10%	2.01%

(0.39)%	(0.11)%	(0.66)%	0.17%	(0.14)%
(0.39)%	(0.11)%	(0.66)%	0.17%	(0.01)%
63%	141%	49%	61%	100%

The accompanying notes are an integral part of these financial statements.

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Financial Statements
Notes to the Financial Statements April 30, 2015 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to a fund with the same name (the “Predecessor Fund”) that was a series of Hennessy SPARX Funds Trust, a Massachusetts business trust, pursuant to a reorganization that took place after the close of business on February 28, 2014.  Prior to February 28, 2014, the Fund had no investment operations.  As a result of the reorganization, holders of the Investor Class shares of the Predecessor Fund received Investor Class shares of the Fund (the Investor Class shares of the Fund are the successor to the accounting and performance information of the Predecessor Fund).  The investment objective of the Fund is long-term capital appreciation.  The Fund is a diversified fund.

The Fund offers Investor Class shares. Prior to October 26, 2012, the Investor Class shares were known as Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).	Investment Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.
b).
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income or loss and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration, and certain shareholder service fees.

d).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in November or December.

e).	Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment

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transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

h).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

i).
Forward Contracts – The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.  During the six months ended April 30, 2015, the Fund did not enter into any forward contracts.

j).
Repurchase Agreements – The Fund may enter into repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

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k).
Accounting for Uncertainty in Income Taxes – The Fund has adopted accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

l).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities, or to increase potential income gain.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a Fund to invest than “traditional” securities would.  The main purpose of utilizing these derivative instruments is for hedging purposes.

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the Financial Accounting Standards Board Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2015, the Fund did not hold any derivative instruments.

m).
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events that require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2015 through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post-market close subsequent events (foreign markets), little public information exists, or instances where prices vary substantially over time or among brokered market makers.  These inputs may also include interest rates, prepayment speeds, credit risk curves, default rates, and similar data.

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Level 3 –
Model-derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Investment Companies – Investments in investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments are generally valued at amortized cost, which approximates fair market value, if their original term to maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security would be fair valued, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are trading volume of a security and markets, the value of other like securities, and news events with direct bearing to a security or markets. Fair value pricing results in an

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estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board or its designee instead of being determined by the market.  Using a fair value pricing methodology to price foreign securities may result in a value that is different from a foreign security’s most recent closing price and from the prices used by other investment companies to calculate their NAVs and are generally considered Level 2 prices in the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of April 30, 2015 are included in the Fund’s Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2015 were $2,454,473 and $8,150,589, respectively.

There were no purchases or sales/maturities of long-term U.S. Government Securities for the Fund during the six months ended April 30, 2015.

5).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the investment advisor of the Fund. The Advisor provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at the annual rate of 1.20%.  The net investment advisory fees payable for the Fund as of April 30, 2015 were $14,819.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. Shareholder service fees payable for the Fund as of April 30, 2015 were $1,235.

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The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Fees paid by the Fund to various brokers, dealers, and financial intermediaries during the six months ended April 30, 2015 were $18,898.

U.S. Bancorp Fund Services, LLC (“USBFS”) provides the Fund with administrative, fund accounting, and transfer agent services, including all regulatory reporting, and necessary office equipment and personnel.  As administrator, USBFS prepares various federal and state regulatory filings, reports, and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian, transfer agent, and accountants; and coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fees paid to USBFS during the six months ended April 30, 2015 were $8,032.

U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Quasar Distributors, LLC is an affiliate of USBFS and U.S. Bank, N.A.

6).  LINE OF CREDIT

The Fund has a line of credit with the other funds in the Hennessy Funds family of funds (the “Hennessy Funds”) in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate. During the six months ended April 30, 2015, the Fund had an outstanding average daily balance and a weighted average interest rate of $56,790 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the period was $1,501,000.  At April 30, 2015, the Fund did not have any borrowings outstanding under the line of credit.

7).  FEDERAL TAX INFORMATION

As of October 31, 2014, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$17,790,792
Gross tax unrealized appreciation	$2,330,349
Gross tax unrealized depreciation	(992,905)
Net tax unrealized appreciation	$1,337,444
Undistributed ordinary income	$362,445
Undistributed long-term capital gains	1,174,638
Total distributable earnings	$1,537,083
Other accumulated loss	$(4,510)
Total accumulated gain	$2,870,017

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales and passive foreign investment companies.

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At October 31, 2014, the Fund’s most recent fiscal year end, the Fund had no tax basis capital losses to offset future capital gains.

At October 31, 2014, the Fund’s most recent fiscal year end, the Fund did not defer, on a tax basis, any post-December late year ordinary loss deferrals.

The tax character of distributions paid during fiscal year 2015 (year-to-date) and fiscal year 2014 for the Fund were as follows:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
Ordinary income	$362,461	$2,248,987
Long-term capital gain	1,174,652	980,377
	$1,537,113	$3,229,364

8).  EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

Effective June 15, 2015, the Fund began offering Institutional Class shares.  Investor Class shares and Institutional Class shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Investor Class shares may bear distribution fees and Institutional Class shares are not subject to such fees, (2) Investor Class shares bear shareholder servicing fees payable to the Advisor and Institutional Class shares are not subject to such fees, (3) Institutional Class shares are available only to shareholders who invest directly in a Fund, or who invest through a broker-dealer, financial institution or servicing agent that has entered into appropriate arrangements with a Fund and provides services to the Fund, (4) Institutional Class shares have a higher minimum initial investment of $250,000, and (5) the Board of Trustees may elect to have certain expenses specific to the Investor Class shares or Institutional Class shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Class shares or Institutional Class shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the NAV of the Fund.

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Expense Example (Unaudited)
April 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2014 through April 30, 2015.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

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			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	November 1, 2014 –
	November 1, 2014	April 30, 2015	April 30, 2015
Investor Class
Actual	$1,000.00	$1,066.40	$11.32
Hypothetical (5% return
before expenses)	$1,000.00	$1,013.84	$11.03

(1)	Expenses are equal to the Fund’s expense ratio of 2.21%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at hennessyfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For the fiscal year ended October 31, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 15.55%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2014 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 100.00%.

For the Year Ended October 31, 2014, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	366,966	36,697
	366,966	36,697

Householding

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Administrator at 1-800-261-6950 or 1-414-765-4124 and we will begin individual delivery within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2015, the Board of Trustees of the Fund (the “Board”) unanimously approved the continuation of the investment advisory agreement and sub-advisory agreement of the Fund.

The Board reviewed a number of documents, including a memorandum provided by outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the investment advisory and sub-advisory agreement and the relevant factors for consideration, a memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and the documents provided to help the Board assess each such factor, the Advisor’s most recent Form 10-K and 10-Q, the Advisor’s Form ADV Part I, a document that listed the range of services provided by the Advisor for the Fund, a written discussion of economies of scale, a completed questionnaire from the sub-advisor, the sub-advisor’s Form ADV Parts I and II, copies of the advisory and sub-advisory agreements, a Fund fact sheet, and peer expense and performance comparisons.  The Board considered and discussed numerous factors, including the following:

•	The Board considered the services identified below that are provided by the Advisor and the sub-advisor:

•	The Advisor oversees the sub-advisor for the Fund and the sub-advisor acts as the portfolio manager for the Fund. In this capacity as portfolio manager, the sub-advisor does the following:

•
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

•	ensures compliance with “best execution” for the Fund’s portfolio;
•	manages the use of soft dollars for the Fund; and
•	manages proxy voting for the Fund.

•	The Advisor performs daily reconciliations of portfolio positions and cash for the Fund.
•	The Advisor monitors the compliance of the Fund with its investment objectives and restrictions.
•
The Advisor monitors compliance with federal securities laws and performs activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the sub-advisor and other service providers, conducting on-site visits to the sub-advisor and other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond coverage and D&O/E&O insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report to the Board.

•	The sub-advisor ensures that its compliance programs include policies and procedures relevant to the Fund and the sub-advisor’s duties as a portfolio manager to the Fund.

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•
The Advisor oversees service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency, custodial, sales and marketing, public relations, audit, information technology, and legal services.

•	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.
•	The Advisor is actively involved with preparing regulatory filings for the Fund.
•	The sub-advisor prepares, and the Advisor reviews, a written summary of the Fund’s performance for the most recent six-month period for each semi-annual and annual report of the Fund.
•
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allows customers to purchase the Fund through third party distribution channels without paying a transaction fee. The Advisor compensates in part a number of these third-party providers of NTF programs out of its own revenues.

•
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff such as management executives, legal personnel, marketing personnel, national accounts and distribution personnel, sales personnel, administrative personnel, and trading oversight personnel.

•	The Advisor and the sub-advisor each provide a quarterly compliance certification to the Board.
•	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

•
The Board compared the performance of the Fund to benchmark indices over various periods of time and concluded that the positive performance of the Fund warranted the continuation of the advisory and sub-advisory agreements.

•
The Board reviewed the Fund’s expense ratio and comparable expense ratios for funds comparable to the Fund. The Board used data from Morningstar showing funds similar in asset size and investment objective to the Fund and determined that the expense ratio of the Fund falls within the range of the ratios of other comparable funds and concluded that the expenses of the Fund were reasonable.

•
The Board considered the fees based upon the Fund’s average daily net assets charged by the Advisor and the sub-advisor to those of funds similar in asset size and investment objective to the Fund and concluded the advisory fee and sub-advisory fee of the Fund were reasonable and warranted continuation of the advisory and sub-advisory agreements. The Trustees noted that the percentage amounts of the investment advisory and sub-advisory fees are not currently adjusted as the Fund grows because many of the expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.

•
The Board considered the profitability of the Advisor and the sub-advisor with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

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•
The Board considered the high level of professionalism and knowledge of the Advisor’s employees, along with an extremely low level of turnover of the employees of the Advisor, and concluded that this was beneficial to the Fund and its shareholders, as it ensures that the Fund is operated efficiently.

All of the factors above were considered separately by the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) meeting in an executive session. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory and sub-advisory agreements. Based on the factors discussed above, the Board, including all of the Independent Trustees, recommended continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

29

For information, questions or assistance, please call

The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)(A) Code of ethics that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(1)(B) Amendments to code of ethics that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy Funds Trust

By (Signature and Title)*                    /s/ Neil J. Hennessy
Neil J. Hennessy, President

Date:  July 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Neil J. Hennessy
Neil J. Hennessy, President

Date:  July 8, 2015

By (Signature and Title)*                    /s/ Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date:  July 8, 2015